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[LOGO]    Department of the Treasury
          INTERNAL REVENUE SERVICE


PUBLICATION 590
Cat. No. 15160x



INDIVIDUAL
RETIREMENT
ARRANGEMENTS
(IRAs)


For use in preparing 1994 Returns

[graphic: We The People]
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CONTENTS


IMPORTANT CHANGES                                                      2

IMPORTANT REMINDERS                                                    2

INTRODUCTION                                                           2

CHAPTER 1 -- OVERVIEW                                                  3

CHAPTER 2 -- WHO CAN SET UP AN IRA?                                    4
     What Is Compensation?                                             4

CHAPTER 3 -- WHEN AND HOW CAN AN IRA BE SET UP?                        5
     Kinds of IRAs                                                     5
     Required Disclosures                                              6

CHAPTER 4 -- HOW MUCH CAN I CONTRIBUTE AND DEDUCT?                     6
     Contribution Limits                                               7
     Deductible Contributions                                          8
     Nondeductible Contributions                                      13
     Tax-Free Withdrawal of Contributions                             15
     Comprehensive Examples                                           15

CHAPTER 5 -- CAN I TRANSFER RETIREMENT PLAN ASSETS?                   17
     Transfer From One Trustee to Another                             17
     Rollovers                                                        17
     Transfers Incident to Divorce                                    22

CHAPTER 6 -- WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?           22
     Age 59 1/2 Rule                                                  22
     Required Distributions                                           23
     Tax Treatment of Distributions                                   27

CHAPTER 7 -- WHAT ACTS RESULT IN PENALTIES?                           32
     Prohibited Transactions                                          32
     Excess Contributions                                             33
     Premature Distributions                                          34
     Excess Accumulations                                             35
     Excess Distributions                                             36
     Reporting Additional Taxes                                       36

CHAPTER 8 -- SIMPLIFIED EMPLOYEE PENSION (SEP)                        37
     Definitions                                                      37
     Contributions                                                    37
     Salary Reduction Arrangement                                     40
     Distributions                                                    40

APPENDICES                                                            42
     Appendix A - Summary Record of IRA(s) for 1994 and Worksheet for
          Determining Required Annual Distributions from Your IRA(s)  43

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     Appendix B - Worksheets for Social Security Recipients Who
          Contribute to an IRA                                        44
     Appendix C - Filled-in Form 5329                                 56
     Appendix D - Filled-in Forms 8606                                58
     Appendix E - Life Expectancy and Applicable Divisor Tables       60

INDEX                                                                 66

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IMPORTANT CHANGES

SEPS -- NEW COMPENSATION LIMIT. The compensation of a participant that can be taken into account for computing contributions to a SEP-IRA is generally limited to $150,000 for plan years beginning on or after January 1, 1994. See CONTRIBUTIONS in Chapter 8 for more information.

IRAS -- REVISED DEDUCTION WORKSHEETS FOR SOCIAL SECURITY RECIPIENTS. The WORKSHEETS FOR SOCIAL SECURITY RECIPIENTS WHO CONTRIBUTE TO AN IRA in Appendix B have been revised to take into account the effects of the new law increasing the portion of social security benefits that are taxable.

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IMPORTANT REMINDERS

INTEREST EARNED. Although interest earned from your IRA is generally not taxed in the year earned, it is NOT TAX-EXEMPT interest. DO NOT report it on your return as tax-exempt interest.

PENALTY FOR FAILURE TO FILE FORM 8606. If you make nondeductible IRA contributions and you do not file Form 8606, NONDEDUCTIBLE IRAS (CONTRIBUTIONS, DISTRIBUTIONS, AND BASIS), with your tax return, you may have to pay a $50 penalty.

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INTRODUCTION

This publication begins with a general overview of the IRA rules and then explains them in greater detail. The rules are for setting up an IRA, contributing to it, transferring money or property to and from it, and making withdrawals from it. Penalties for breaking the rules are also explained. Worksheets, sample forms, and tables, listed under APPENDICES in the contents, are included to help you comply with the rules. These appendices are at the back of this publication.

RELATED PUBLICATIONS AND FORMS. This publication refers to publications and forms that you may need. The following list of such USEFUL ITEMS does not include Forms 1040, 1040A, or 1040EZ.

USEFUL ITEMS
You may want to see:

PUBLICATIONS
/ /  560  Retirement Plans for the Self-Employed

/ /  571  Tax-Sheltered Annuity Programs for Employees of Public Schools and
          Certain Tax-Exempt Organizations

/ /  575  Pension and Annuity Income (Including Simplified General Rule)

/ /  939  Pension General Rule (Nonsimplified Method)

FORMS (AND INSTRUCTIONS)

/ /  W-4P Withholding Certificate for Pension or Annuity Payments

/ /  1099-R    Distributions From Pensions, Annuities, Retirement or
               Profit-Sharing Plans, IRAs, Insurance Contracts, etc.

/ /  5305-SEP  Simplified Employee Pension - Individual Retirement Accounts
               Contribution Agreement

/ /  5305A-SEP Salary Reduction and Other Elective Simplified Employee Pension--
               Individual Retirement Accounts Contribution Agreement

/ /  5329 Additional Taxes Attributable to Qualified Retirement Plans (Including
          IRAs), Annuities, and Modified Endowment Contracts

/ /  5498 Individual Retirement Arrangement Information

/ /  8606 Nondeductible IRAs (Contributions, Distributions, and Basis)

/ /  8815 Exclusion of Interest From Series EE U.S.  Savings Bonds Issued After
          1989

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FREE PUBLICATIONS AND FORMS.  To order other publications and tax forms, call our toll-free telephone number 1-800-TAX-FORM (829-3676) or write the IRS Forms Distribution Center for your area as shown in your tax form's instructions.

TELEPHONE HELP FOR HEARING-IMPAIRED PERSONS. If you have access to TDD equipment, you can call 1-800-829-4059 with your tax questions or to order forms and publications. See your tax package for the hours of operation.

Page 2

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1.
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OVERVIEW


     This chapter contains a brief overview of the rules that apply to IRAs. You will find the detailed coverage of the rules in the chapters that follow.
     An individual retirement arrangement (IRA) is a personal savings plan that offers you tax advantages to set aside money for your retirement. That means that you may be able to deduct your contributions to your IRA in whole or in part, depending on your circumstances, and that, generally, amounts in your IRA, including earnings and gains, are not taxed until distributed to you.
     You can set up an IRA with several types of organizations. Most banks and similar savings institutions, mutual funds, stock brokerage firms, and insurance companies offer IRAs that meet Internal Revenue Code (IRC) requirements. Not later than the date one of them sets up an IRA for you, it must give you an IRA disclosure statement. However, if the statement is given to you less than 7 days before you set up (or purchase, if earlier) your IRA, you can revoke your IRA during a period ending not less than 7 days after the day you set it up (or purchase it, if earlier).


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WHO CAN SET UP AN IRA?

You can set up an IRA if you have taxable compensation during the year and have not reached age 70 1/2 by the end of the year. Compensation includes wages, salaries, tips, commissions, fees, bonuses, and taxable alimony and separate maintenance payments.
     You may also be able to set up an IRA for your spouse.

HOW CAN AN IRA BE SET UP?
You can use the following types of IRAs:

INDIVIDUAL RETIREMENT ACCOUNT. You set this up with any financial institution that satisfies the requirements of the Internal Revenue Code.

INDIVIDUAL RETIREMENT ANNUITY. You set this up by purchasing a special annuity contract from a life insurance company.

EMPLOYER AND EMPLOYEE ASSOCIATION TRUST ACCOUNT. Your employer, labor union, or other employee association can set up an individual retirement account for you.

SIMPLIFIED EMPLOYEE PENSION (SEP). Under a SEP plan, your employer can set up an individual retirement account (called a SEP-IRA) for you that generally lets your employer contribute to it each year and deduct up to 15% of your compensation or $30,000, whichever is less. A self-employed person is treated as an employee for this purpose.

HOW MUCH CAN I CONTRIBUTE TO AN IRA?

You can contribute up to $2000 or 100% of your taxable compensation, whichever is less, to your IRA each year. Your contributions may or may not be fully deductible. Whether your contributions are deductible or nondeductible, you must have received taxable compensation to make contributions to an IRA.

HOW MUCH CAN I DEDUCT?

The amount of your deduction depends on whether or not you or your spouse are covered by a retirement plan at work. If you are covered (or considered covered), your deduction amount also depends on your filing status, and how much income you have. The CAN YOU TAKE AN IRA DEDUCTION? chart, in Chapter 4 of this publication, shows whether you can take a full deduction, a partial deduction, or no deduction. To figure a partial deduction, see the worksheets provided in Chapter 4.

NONDEDUCTIBLE IRA CONTRIBUTIONS. Even if you cannot take a full deduction, you can still contribute up to $2,000 or 100% of compensation, whichever is less. The contributions that are not deductible are called "nondeductible contributions." When you make these, you must attach Form 8606 to your tax return.

CAN I TRANSFER (ROLL OVER) RETIREMENT PLAN ASSETS?

If you want to move your IRA assets into another IRA, you can. If you receive an eligible rollover distribution from an employer's qualified retirement plan that you want to roll over (transfer) into your IRA, you can do that too. You can also roll over IRA assets into another employer's qualified plan, if all the assets transferred to the IRA came from an employer's qualified plan. However, there are special rules that you must follow to avoid paying tax on such transfers.

WHEN CAN I WITHDRAW OR USE THE ASSETS IN MY IRA?

Generally, you can withdraw money or property from your IRA, without additional tax, only after you reach age 59 1/2. You must start withdrawing your IRA assets by April 1 of the year after the year in which you reach age 70 1/2, regardless of whether you have retired.

                                                  Chapter 1  OVERVIEW     Page 3

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WHAT ACTS RESULT IN PENALTIES?

You may have to pay additional taxes or penalties if you:

-    Contribute too much to your IRA (excess contribution),

- Get money or property from your IRA before you reach age 59 1/2 (early withdrawal),

-    Get too much money or property from your IRA (excess distribution),

- Do not receive distributions from your IRA soon enough and in the amounts required (excess accumulation),

-    Use your IRA in a way that is not allowed (prohibited transaction), or

-    Fail to file Form 8606 or overstate nondeductible contributions on it.

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2.
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WHO CAN SET UP AN IRA?


     You can set up and make contributions to an IRA if you received taxable COMPENSATION (defined later) during the year and have not reached age 70 1/2 by the end of the year.

YOUR IRA. You can have an IRA whether or not you are an active participant in (covered by) any other retirement plan. However, you may not be able to deduct all of your contributions if you or your spouse are covered by an employer retirement plan. See WHO IS COVERED BY AN EMPLOYER PLAN? in Chapter 4.

IRA FOR YOUR SPOUSE. You may be eligible to set up and contribute to an IRA for your spouse, whether or not he or she received compensation. This is called a SPOUSAL IRA and is generally set up for a nonworking spouse. See CONTRIBUTION LIMITS in Chapter 4.
     You can use an individual retirement account or annuity, discussed in Chapter 3, to set up a spousal IRA.
     You CANNOT set up one IRA that you and your spouse own jointly. You and your spouse must use separate IRAs. If you already have an IRA, you can keep that IRA and set up another for your spouse.
     You CANNOT roll over (see ROLLOVERS in Chapter 5) assets from your account to your spouse's account. However, each spouse may be named as beneficiary and receive the other spouse's IRA when that spouse dies.
     ELIGIBILITY REQUIREMENTS.  To contribute to a spousal IRA:

     You must be married at the end of the tax year,

     Your spouse must be under age 70 1/2 at the end of the tax year,

     You must file a joint return for the tax year,

     You must have taxable compensation for the year, and

     Your spouse must either have no compensation, or choose to be treated as having no compensation for the tax year.

The choice to be treated as having no compensation is made by identifying the spousal IRA contribution on the joint return for the year.


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WHAT IS COMPENSATION?

As stated above, to set up and contribute to an IRA, you must have received taxable compensation. This rule applies whether your contributions are deductible or nondeductible. Generally, what you earn from working is compensation.

WHAT INCOME IS COMPENSATION?
Compensation includes:

WAGES, SALARIES, ETC. Wages, salaries, tips, professional fees, bonuses, and other amounts you receive for providing personal services are compensation. Alternatively, the IRS treats as compensation any amount properly shown in box 1 of Form W-2, provided that amount is reduced by any amount properly shown in box 11 (nonqualified plans).

COMMISSIONS. An amount you receive that is a percentage of profits or sales price is compensation.

SELF-EMPLOYMENT INCOME. If you are self-employed (a sole proprietor or a partner), compensation is your net earnings from your trade or business (provided your personal services are a material income-producing factor), reduced by your deduction for contributions on your behalf to retirement plans and the deduction allowed for one-half of your self-employment taxes.
     If you invest in a partnership and do not provide services that are a material income-producing factor, your share of partnership income is not compensation.
     Compensation also includes earnings from self-employment that are not subject to self-employment tax because of your religious beliefs. See Publication 533, SELF-EMPLOYMENT TAX, for more information.
     When you have both self-employment income and salaries and wages, your compensation is the sum of the amounts.
     SELF-EMPLOYMENT LOSS. If you have a net loss from self-employment, do not subtract the loss from salaries

Page 4     Chapter 2  WHO CAN SET UP AN IRA?

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or wages you receive when figuring your total compensation.

ALIMONY AND SEPARATE MAINTENANCE. All taxable alimony and separate maintenance payments you receive under a decree of divorce or separate maintenance are treated as compensation.

WHAT INCOME IS NOT COMPENSATION?
Compensation does NOT include:

- Earnings and profits from property, such as rental income, interest income, and dividend income,

-    Pension or annuity income,

- Any deferred compensation received (compensation payments postponed from a past year),

- Foreign earned income and/or housing cost amounts that are excluded from income, or

-    Any other amounts that are excluded from income.

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3.
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WHEN AND HOW CAN AN IRA BE SET UP?


     You can set up an IRA at any time during a year. However, the time for making contributions for a year is limited. See WHEN TO CONTRIBUTE in Chapter 4.
     You can set up different kinds of IRAs with a variety of organizations. You can set up an IRA at a bank or other financial institution, or with a mutual fund or life insurance company. You can also set up an IRA through your stockbroker. Any IRA must meet Internal Revenue Code requirements. The requirements for the various arrangements are discussed below.


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KINDS OF IRAS

Your IRA can be an individual retirement account or annuity. It can be part of either a simplified employee pension (SEP) of your employer or part of an employer or employee association trust account.

INDIVIDUAL RETIREMENT ACCOUNT
An individual retirement account is a trust or custodial account set up in the United States for your exclusive benefit or for the benefit of your beneficiaries. The account is created by a written document. The document must show that the account meets all of the following requirements:

 1) The trustee or custodian must be a bank, a federally insured credit union, a savings and loan association, or an entity approved by the IRS to act as trustee or custodian.

 2) The trustee or custodian generally cannot accept contributions of more than $2,000 a year. However, rollover contributions and employer contributions to a simplified employee pension (SEP), as explained in Chapter 8, can be more than $2,000.

 3) Your contributions must be in cash, except that rollover contributions can be property other than cash. See ROLLOVERS in Chapter 5.

 4) The amount in your account must be fully vested (you must have a nonforfeitable right to the amount) at all times.

 5)  Money in your account cannot be used to buy a life insurance policy.

 6) Assets in your account cannot be combined with other property, except in a common trust fund or common investment fund.

 7) You must start receiving distributions from your account by April 1 of the year following the year in which you reach age 70 1/2. For detailed information on distributions from your IRA, see the discussion in Chapter 6 under REQUIRED DISTRIBUTIONS.


INDIVIDUAL RETIREMENT ANNUITY
You can set up an individual retirement annuity by purchasing an annuity contract or an endowment contract from a life insurance company.
     An individual retirement annuity must be issued in your name as the owner, and either you or your beneficiaries who survive you are the only ones who can receive the benefits or payments.
     An individual retirement annuity must meet the following requirements:

 1)  Your entire interest in the contract must be nonforfeitable.

 2) It must provide that you cannot transfer any portion of it to any person other than the issuer.

 3) It must have flexible premiums so that if your compensation changes, your payment may also change. This provision applies to contracts issued after November 6, 1978.

 4) It must provide that you cannot contribute more than $2,000 in any year, and that you must use any refunded premiums to pay for future premiums or to buy more benefits before the end of the calendar year after the year you receive the refund.

 5) It must begin distributions by April 1 of the year following the year in which you reach age 70 1/2. See REQUIRED DISTRIBUTIONS in Chapter 6.

                        Chapter 3  WHEN AND HOW CAN AN IRA BE SET UP?     Page 5

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INDIVIDUAL RETIREMENT BONDS

The sale of individual retirement bonds issued by the federal government was suspended after April 30, 1982. The bonds have these features:

 1)  You are paid interest on them only when you cash them in.

 2) You are not paid any further interest after you reach age 70 1/2. If you die, interest will stop 5 years after your death, or on the date you would have reached age 70 1/2, whichever is earlier.

 3)  You may not transfer the bonds.

 4)  You may not sell, discount, or use the bonds as collateral or security.

If you cash (redeem) the bonds before the year in which you reach age 59 1/2, you may be subject to a 10% penalty. See PREMATURE DISTRIBUTIONS, in Chapter 7. You can roll over redemption proceeds into IRAs.

EMPLOYER AND EMPLOYEE ASSOCIATION TRUST ACCOUNTS

Your employer, labor union, or other employee association can set up a trust to provide individual retirement accounts for its employees or members. The rules for individual retirement accounts apply to these employer or union-established IRAs.

SIMPLIFIED EMPLOYEE PENSION (SEP)

A simplified employee pension (SEP) is a written arrangement that allows your employer to make deductible contributions to an IRA (a SEP-IRA) set up for you to receive such contributions. See Chapter 8, SIMPLIFIED EMPLOYEE PENSION (SEP) for more information.

INHERITED IRAS

If you, as beneficiary, inherit an IRA, that IRA becomes subject to special rules. An IRA you inherit from an owner who died after October 22, 1986, will be included in the estate of the decedent and, unless you are the decedent's surviving spouse, you cannot treat it as your own. This means that, unless you are the surviving spouse, you cannot make contributions (including rollover contributions) to the IRA and you cannot roll it over. But, like the original owner, you generally will not owe tax on the assets in the IRA until you receive distributions from it.
     If you are a surviving spouse, you can elect to treat an inherited IRA as your own. You will be treated as having made this election if you:

- Make contributions (including rollover contributions) to the inherited IRA, or

-    Do not make required distributions from it.

     For more information, see the discussions of inherited IRAs in Chapters 5 and 6 and the discussion of distributions to beneficiaries in Chapter 6.

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REQUIRED DISCLOSURES

The trustee or issuer (sometimes called the sponsor) of the IRA you choose generally must give you a disclosure statement about your arrangement at least 7 days before you set up your IRA. However, the sponsor can give you the statement not later than the date you set up (or purchase, if earlier) your IRA, if you are given at least 7 days from that date to revoke the IRA. If you revoke your IRA within the revocation period, the sponsor must return to you the entire amount you paid. The sponsor must report on the appropriate IRS forms both your contribution to the IRA (unless by a trustee-to-trustee transfer) and the distribution to you upon your revocation of the IRA. These requirements apply to all sponsors.
     Generally, the sponsor is the bank that is the trustee of the account or the insurance company that issued the annuity contract.

DISCLOSURE STATEMENT. The disclosure statement given to you by the plan sponsor must contain explanations of items required by the income tax regulations in plain language. For example, the statement should provide information on when and how you can revoke the IRA, including the name, address, and telephone number of the person to receive the notice of cancellation. This explanation must appear at the beginning of the disclosure statement.


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4.
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HOW MUCH CAN I CONTRIBUTE AND DEDUCT?


     As soon as your IRA is set up, you can make contributions (put money in) to it through your chosen sponsor (trustee or other administrator). CONTRIBUTIONS MUST BE IN THE FORM OF MONEY (cash, check or money order). You cannot contribute property. However, you may be able to transfer or roll over certain property from one account to another. See the discussion of rollovers and other transfers in Chapter 5.
      You can make contributions to your IRA each year that you qualify. TO QUALIFY TO MAKE CONTRIBUTIONS you must have compensation (as discussed in Chapter 2)

Page 6     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

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and have not reached age 70 1/2 during the year.  Thus, for any year in which you do not work, you CANNOT make IRA contributions unless you receive alimony. EVEN IF YOU DO NOT QUALIFY to make contributions for the current year, the amounts you contributed for years in which you did qualify can remain in your IRA. You can resume making contributions for any years that you qualify.
     You can make contributions to a SPOUSAL IRA each year that the spousal IRA requirements are met. See IRA FOR YOUR SPOUSE in Chapter 2.
     There are limits and other rules that affect the amount you can contribute and the amount you can deduct. This chapter discusses those rules.

CONTRIBUTION LIMITS

The most that you can contribute for any year to your IRA is THE SMALLER OF the following amounts:

- Your compensation (defined in Chapter 2) that you must include in income for the year, or

-    $2,000.


     NOTE. This limit is reduced by any contributions to a 501(c)(18) plan (generally, a plan created before June 25, 1959, funded entirely by employer contributions).

     This is the most you can contribute regardless of whether your contributions are to one or more IRAs or whether all or part of your contributions are nondeductible (see NONDEDUCTIBLE CONTRIBUTIONS, later).

     EXAMPLES. Betty, who is single, earns $24,000 in 1994. Her IRA contributions for 1994 are limited to $2,000.
     John, a college student working part time, earns $1,500 in 1994. His IRA contributions for 1994 are limited to $1,500, the amount of his compensation.

SPOUSAL IRA. The total combined contributions you can make each year to your IRA and a spousal IRA (discussed earlier) is THE SMALLER OF:

-    $2,250 or

-    Your taxable compensation for the year.


     NOTE. This limit is reduced by any contributions to a 501(c)(18) plan (generally, a plan created before June 25, 1959, funded entirely by employer contributions)
     You can divide your IRA contributions between your IRA and the spousal IRA in any way you choose, as long as you do not contribute more than $2,000 to either IRA (see examples in next discussion).
     SPOUSE HAS COMPENSATION DURING THE YEAR. If your spouse also has taxable compensation during the year and each of you is under age 70 1/2 at the end of the year, you and your spouse can each have regular IRAs. You each may contribute up to the $2,000 limit, unless your taxable compensation (or your spouse's) is less than $2,000.
     However, either you or your spouse can choose to be treated as having no compensation and use the rules for spousal IRAs. Generally, if one spouse has compensation of less than $250 for the year, a spousal IRA is more advantageous than a regular IRA.
     EXAMPLE 1. Bill and Linda file a joint return for 1994. Bill earned $27,000 and Linda earned $190 that year. Linda chose to be treated as having no compensation; therefore, Bill set up a spousal IRA for her. Since he contributed $1,800 to his IRA, the most he can contribute to the spousal IRA is $450 ($2,250 minus $1,800).
     EXAMPLE 2. Assume the same facts as in Example 1 except Bill's contribution to the spousal IRA is $2,000 (the limit for either IRA). The most he can contribute to his own IRA is $250 ($2,250 minus $2,000).
     SPOUSE UNDER AGE 70 1/2. You cannot make contributions to your IRA for the year you reach age 70 1/2 or any later year. However, for any year you have compensation, you can continue to make contributions of up to $2,000 to a spousal IRA until the year your spouse reaches age 70 1/2.

CONTRIBUTIONS NOT REQUIRED. You do not have to make contributions to your IRA or a spousal IRA for every tax year, even if you can.

LESS THAN MAXIMUM CONTRIBUTIONS. If your contributions to your IRA for a year were less than the smaller of 100% of your compensation or $2,000, YOU CANNOT CONTRIBUTE MORE IN A LATER YEAR to make up the difference. However, you can apply an excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year. See EXCESS CONTRIBUTIONS in Chapter 7.
     EXAMPLE. Paul earns $30,000 in 1994. Although he can contribute up to $2,000 for 1994, he contributes only $1,000. Paul cannot make up the $1,000 ($2,000 minus $1,000) difference between his actual contributions for 1994 and his 1994 limit by contributing an additional $1,000 (in excess of the limit for the later year) in 1995 or any later year.

MORE THAN ONE IRA. If you have more than one IRA, the limit applies to the total contributions made to your IRAs for the year.

BOTH SPOUSES HAVE COMPENSATION. If both you and your spouse have compensation, each of you can set up an IRA. Both of you cannot participate in the same IRA. The maximum contribution for each of you is figured separately and depends on how much each of you earns.
     FILING STATUS has no effect on the amount of the permitted contribution to an IRA. However, if you or your spouse is covered by a retirement plan at work, your DEDUCTION may be reduced or eliminated, depending on your filing status and income. See DEDUCTIBLE CONTRIBUTIONS, later.

                     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?     Page 7

     EXAMPLE. Sam and Helen are married. They both work and each has an IRA. Sam earned $1,800 and Helen earned $28,000 in 1994. Sam can contribute to his IRA up to $1,800 for the year. Helen can contribute up to $2,000 to her IRA. Whether they file a joint return or separate returns, the amount they can contribute is the same.

IRA CONTRIBUTIONS UNDER COMMUNITY PROPERTY LAWS. Contributions cannot be made to your IRA based on the earnings of your spouse, unless you have a spousal IRA. The contributions must be based on your own compensation, even in community property states.

INHERITED IRAS. If you inherit an IRA from your spouse, you can choose to treat it as your own by making contributions to that IRA. See INHERITED IRAS in Chapter 3.
     If, however, you inherit an IRA from someone who died after December 31, 1983, and you are not the decedent's spouse, you CANNOT CONTRIBUTE to that IRA, because you cannot treat it as your own. See also INHERITED IRA(S) in Chapter 3, under ROLLOVERS in Chapter 5, and in Chapter 6.

ANNUITY OR ENDOWMENT CONTRACTS. If you invest in an annuity or endowment contract under an individual retirement annuity, YOU CANNOT CONTRIBUTE MORE THAN $2,000 toward its cost for the tax year, INCLUDING THE COST OF LIFE INSURANCE COVERAGE. If you contribute more than $2,000, the annuity or endowment contract is disqualified.

BROKER'S COMMISSIONS. Broker's commissions that you paid in connection with your IRA ARE SUBJECT TO the contribution limit and ARE NOT DEDUCTIBLE as a miscellaneous deduction on Schedule A (Form 1040).

TRUSTEE'S FEES. Trustee's administrative fees that are billed separately and paid by you in connection with your IRA are deductible. They ARE DEDUCTIBLE (to the extent they are ordinary and necessary) as a miscellaneous deduction on Schedule A (Form 1040). The deduction is subject to the 2% of adjusted gross income limit. These fees ARE NOT SUBJECT TO the contribution limit.

WHEN TO CONTRIBUTE
You can make contributions to your IRA (or to a spousal IRA) for a year at any time during the year or by the due date for filing your return for that year, NOT including extensions. For most people, this means that contributions for 1994 must be made by April 17, 1995.

DESIGNATING YEAR FOR WHICH CONTRIBUTION IS MADE. If you contribute an amount to your IRA between January 1, 1995, and April 17, 1995, you should tell the sponsor which year (1994 or 1995) the contribution is for. If you do not tell the sponsor which year it is for, the sponsor can assume, for reporting to the IRS, that the contribution is for 1995, the year the sponsor received it.


FILING BEFORE MAKING YOUR CONTRIBUTION. You can file your return claiming an IRA contribution before you actually make the contribution. You must, however, make the contribution by the due date of your return, NOT including extensions.


-------------------------------------------------------------------------------
DEDUCTIBLE CONTRIBUTIONS

Generally, you can take a deduction for the contributions that you are allowed to make to your IRA. However, IF YOU OR YOUR SPOUSE ARE COVERED BY AN EMPLOYER RETIREMENT PLAN at any time during the year, your allowable IRA deduction may be less than your allowable contributions. Your allowable deduction may be reduced or eliminated, depending on the amount of your income and your filing status, as discussed later under DEDUCTION LIMITS. These limits do not affect your allowable contributions (see NONDEDUCTIBLE CONTRIBUTIONS, later).

WHO IS COVERED BY AN EMPLOYER PLAN?
The Form W-2, WAGE AND TAX STATEMENT, you receive from your employer includes a box to indicate whether or not you are covered for the year. The form should have a mark in the "Pension Plan" box if you are covered.
     If you are not certain whether you are covered by your employer's retirement plan, you should ask your employer.

EMPLOYER PLANS
An employer retirement plan is one that an employer sets up for the benefit of its employees. For purposes of the IRA deduction rules, an employer retirement plan is any of the following:
- A qualified (meets Internal Revenue Code requirements) pension, profit-sharing, stock bonus, money purchase pension, etc., plan (including Keogh plans),
- A 401(k) plan (generally an arrangement included in a profit-sharing or stock bonus plan that allows you to choose to take part of your compensation from your employer in cash or have your employer pay it into the plan),
- A union plan (a qualified stock bonus, pension, or profit-sharing plan created by a collective bargaining agreement between employee representatives and one or more employers),
-    A qualified annuity plan,
- A plan established for its employees by the United States, a state or political subdivision thereof, or by an agency or instrumentality of any of the foregoing (other than an eligible state deferred compensation plan (section 457 plan)),
- A tax-sheltered annuity plan for employees of public schools and certain tax-exempt organizations (403(b) plan),

Page 8     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

Table 4.1 CAN YOU TAKE AN IRA DEDUCTION? This chart sums up whether you can take a full deduction, a partial deduction, or no deduction as discussed in Chapter 4.

---------------------------------------------------------------------------------------
   IF YOUR                                   IF YOU ARE
MODIFIED AGI*                   COVERED BY A RETIREMENT PLAN AT WORK
     IS:                             AND YOUR FILING STATUS IS:
---------------------------------------------------------------------------------------
                           *SINGLE              *MARRIED FILING       MARRIED FILING
                           *HEAD OF              JOINTLY (EVEN        SEPARATELY**
                            HOUSEHOLD            IF YOUR SPOUSE
                                                 IS NOT COVERED
                                                 BY A PLAN AT
                                                 WORK)
                                                *QUALIFYING
                                                 WIDOW(ER)

At Least   But Less
           Than             You Can Take         You Can Take         You Can Take
---------------------------------------------------------------------------------------
$0.01      $10,000.00       Full deduction       Full deduction       Partial deduction

$10,000.00 $25,000.01       Full deduction       Full deduction       No deduction

$25,000.01 $35,000.00       Partial deduction    Full deduction       No deduction

$35,000.00 $40,000.01       No deduction         Full deduction       No deduction

$40,000.01 $50,000.00       No deduction         Partial deduction    No deduction

$50,000.00 or over          No deduction         No deduction         No deduction
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   IF YOUR                                   IF YOU ARE NOT
MODIFIED AGI*                     COVERED BY A RETIREMENT PLAN AT WORK
     IS:                               AND YOUR FILING STATUS IS:
-----------------------------------------------------------------------------------------------------------
                            MARRIED FILING        *SINGLE            *MARRIED FILING         MARRIED FILING
                            JOINTLY (AND          *HEAD OF            JOINTLY OR             SEPARATELY
                            YOUR SPOUSE IS         HOUSEHOLD          SEPARATELY             (EVEN IF
                            COVERED BY A                              (AND YOUR              YOUR SPOUSE
                            PLAN AT WORK)                             SPOUSE IS NOT          IS COVERED BY
                                                                      COVERED BY A           A PLAN AT
                                                                      PLAN AT WORK)          WORK)***
                                                                     *QUALIFYING
                                                                      WIDOW(ER)
At Least   But Less
           Than             You Can Take          You Can Take       You Can Take            You Can Take
-----------------------------------------------------------------------------------------------------------
$0.01      $10,000.00       Full deduction

$10,000.00 $25,000.01       Full deduction

$25,000.01 $35,000.00       Full deduction        Full               Full                    Full
                                                  Deduction          Deduction               Deduction
$35,000.00 $40,000.01       Full deduction

$40,000.01 $50,000.00       Partial deduction

$50,000.00 or over          No deduction
-----------------------------------------------------------------------------------------------------------

*MODIFIED AGI (adjusted gross income) is: (1) for Form 1040A--the amount on line 14 increased by any excluded series EE bond interest shown on Form 8815, EXCLUSION OF INTEREST FROM SERIES EE U.S. SAVINGS BONDS ISSUED AFTER 1989, or
(2) for Form 1040--the amount on line 31, figured without taking into account any IRA deduction or any foreign earned income exclusion and foreign housing exclusion (deduction), or any series EE bond interest exclusion from Form 8815.

**If you DID NOT live with your spouse AT ANY TIME during the year, your filing status is considered, for this purpose, as Single (therefore your IRA deduction is determined under the "Single" column). ***You are entitled to the full deduction ONLY IF you DID NOT live with your spouse AT ANY TIME during the year. If you DID live with your spouse during the year, you are, for this purpose, treated as though you are covered by a retirement plan at work (therefore, your IRA deduction is determined under the "Married Filing Separately" column in the "If You Are Covered by a Retirement Plan..." section of the chart).
--------------------------------------------------------------------------------

-    A simplified employee pension (SEP) plan, or

- A 501(c)(18) trust (a certain type of tax-exempt trust created before June 25, 1959, that is funded only by employee contributions), if you made deductible contributions during the year.

WHEN ARE YOU COVERED?

Special rules apply to determine whether you are considered to be covered by (an active participant in) a plan for a tax year. These rules differ depending on whether the plan is a defined contribution or defined benefit plan. They also differ because of your marital status.

DEFINED CONTRIBUTION PLAN. Generally, you are considered covered by a defined contribution plan if amounts are contributed or allocated to your account for the plan year that ends within your tax year.
     A defined contribution plan is a plan that provides for a separate account for each person covered by the plan. Benefits are based only on amounts contributed to or allocated to each account. Types of defined contribution plans include profit-sharing plans, stock bonus plans, and money purchase pension plans.

     EXAMPLE. Company A has a money purchase pension plan. Its plan year is from July 1 to June 30. The plan provides that contributions must be allocated as of June 30. Bob, an employee, leaves Company A on December 30, 1993. The contribution for the plan year ending on June 30, 1994, is not made until February 15, 1995 (when Company A files its corporate income tax return). In this case, Bob is considered covered by the plan for his 1994 tax year.

DEFINED BENEFIT PLAN. If you are eligible (meet minimum age and years of service requirements) to participate in your employer's defined benefit plan for the plan year that ends within your tax year, you are considered covered by the plan. This rule applies even if you declined to be covered by the plan, you did not make a required contribution, or you did not perform the minimum service required to accrue a benefit for the year.
     A defined benefit plan is any plan that is not a defined contribution plan. Contributions to a defined benefit plan are based on a computation of what contributions are necessary to provide definite benefits to plan participants. Defined benefit plans include pension plans and annuity plans.

                      Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?    Page 9

     EXAMPLE. John, an employee of B, is eligible for coverage under B's defined benefit plan with a July 1 to June 30 plan year. John leaves B on December 30, 1993. Since John is eligible for coverage under the plan for its year ending June 30, 1994, he is considered covered by the plan for his 1994 tax year.

NONVESTED EMPLOYEES. If, for a plan year, an amount is allocated to your plan account in a defined contribution plan, or you accrue a benefit in a defined benefit plan, but you have NO VESTED INTEREST (legal right) in such account or accrual, you are still covered by such plan as an active participant.

MARITAL STATUS. Generally you are considered covered by an employer retirement plan because your spouse is covered by one. To determine whether you are considered covered by an employer retirement plan for the tax year because of your spouse's coverage, you must wait until the last day of the year. This is because your filing status (whether you are considered married or single) for the year depends on your marital status on the last day of the tax year.
     IF YOU WERE MARRIED TO TWO DIFFERENT SPOUSES DURING THE SAME YEAR, you are considered married for the year, for this purpose, to the spouse to whom you were married at the end of the year.
     IF YOUR SPOUSE DIED DURING THE YEAR, and you file a joint return as the surviving spouse, coverage by an employer retirement plan for that year is determined as if your spouse were still alive.
     IF YOU ARE MARRIED FILING A JOINT RETURN. Both you and your spouse are considered covered by a plan if either of you is covered by a plan and you file a joint return.
     IF YOU ARE MARRIED FILING A SEPARATE RETURN and you are not covered by an employer retirement plan, but your spouse is, you are considered covered if you and your spouse lived together at any time during the year.

FEDERAL JUDGES are considered covered by an employer retirement plan in figuring the IRA deduction.

WHEN ARE YOU NOT COVERED?

You are not covered by an employer plan if neither you nor your spouse is covered for any part of the year. You are also not covered for this purpose in the following situations.

IF YOU ARE MARRIED FILING A SEPARATE RETURN and you are not covered by an employer retirement plan, you can be considered not covered, even if your spouse is covered by a plan. This rule applies only if you and your spouse did not live together at any time during the year.

COVERAGE UNDER SOCIAL SECURITY OR RAILROAD RETIREMENT (TIER I AND TIER II) does not count as coverage under an employer retirement plan in figuring the IRA deduction.

IF YOU RECEIVE RETIREMENT BENEFITS FROM A PREVIOUS EMPLOYER'S PLAN and you are not covered (or considered covered because of your spouse) under another employer plan, you are not considered covered by a plan.

RESERVISTS AND VOLUNTEER FIRE FIGHTERS. Certain members of the reserve units of the Armed Forces (in general, those members who did not serve more than 90 days during the year) and certain volunteer fire fighters (in general, those members whose accrued retirement benefits at the beginning of the year will not exceed $1800 per year at retirement) are not considered covered by U.S. or local government retirement plans.

SOCIAL SECURITY RECIPIENTS

If you receive social security benefits, have taxable compensation, contribute to your IRA, and are covered (or considered covered) by an employer retirement plan, complete the worksheets in Appendix B of this publication. Use these worksheets to figure your IRA deduction and the taxable portion, if any, of your social security benefits.

DEDUCTION LIMITS

As discussed under DEDUCTIBLE CONTRIBUTIONS, earlier, the deduction you can take for contributions made to your IRA depends on whether you or your spouse is covered for any part of the year by an employer retirement plan. But your deduction is also affected by how much income you have and your filing status, as discussed below under ADJUSTED GROSS INCOME LIMITATION.

FULL DEDUCTION. If neither you nor your spouse is covered for any part of the year by an employer retirement plan, you can take a deduction for your total contributions to one or more IRAs of up to $2,000, or 100% of compensation, whichever is less. This limit is reduced by any contributions to a 501(c)(18) plan.

REDUCED OR NO DEDUCTION. If either you or your spouse is covered by an employer retirement plan, you may be entitled to only a partial (reduced) deduction or no deduction at all, depending on your income and your filing status. Your deduction begins to decrease (phase out) when your income rises above a certain amount and is eliminated altogether when it reaches a higher amount. The amounts vary depending on your filing status.

ADJUSTED GROSS INCOME LIMITATION

The effect of income on your deduction, as just described, is sometimes called the adjusted gross income limitation (AGI limit). To compute your REDUCED IRA DEDUCTION, you must first determine your modified adjusted gross income and your filing status.

Page 10     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

MODIFIED ADJUSTED GROSS INCOME (MODIFIED AGI) IS:

- If you file FORM 1040 -- the amount on the page 1 "adjusted gross income" line, but modified (changed) by figuring it without taking any:

     a)  IRA deduction,

     b)  Foreign earned income exclusion,

     c)  Foreign housing exclusion or deduction, or

     d)  Exclusion of series EE bond interest shown on Form 8815.

- If you file FORM 1040A -- the amount on the page 1 "adjusted gross income" line, but modified by figuring it without any IRA deduction, or any exclusion of series EE bond interest shown on Form 8815.


     NOTE: Do not assume that modified AGI is the same as your compensation. You will find that your modified AGI may include income in addition to your taxable compensation such as interest, dividends, and INCOME FROM IRA DISTRIBUTIONS, discussed next.

     INCOME FROM IRA DISTRIBUTIONS. If you received IRA distributions in 1994 and your IRA(s) include(s) only deductible contributions, the distributions are fully taxable.
     If you made contributions for 1994 that may be nondeductible contributions (discussed later), depending on whether your IRA deduction for that year is reduced (see DEDUCTION PHASEOUT, later), the distributions may be partly tax-free and partly taxable. IN THAT CASE, YOU MUST FIGURE THE TAXABLE PART OF THE IRA DISTRIBUTION BEFORE YOU CAN FIGURE YOUR MODIFIED AGI. To do this, you can use the WORKSHEET TO FIGURE TAXABLE PART OF DISTRIBUTION, under TAX TREATMENT OF DISTRIBUTIONS in Chapter 6.

FILING STATUS. Your filing status depends primarily on your marital status. For this purpose you need to know if your filing status is single (or head of household), married filing jointly (or qualifying widow(er)), or married filing separately. If you need more information on filing status, see Publication 501, EXEMPTIONS, STANDARD DEDUCTION, AND FILING INFORMATION.

     MARRIED FILING SEPARATE EXCEPTION. If you did not live with your spouse at any time during the year and you file a separate return, your filing status is considered, for this purpose, as single.

DEDUCTION PHASEOUT. Your IRA deduction is reduced or eliminated entirely depending on your filing status and modified AGI as follows:

-------------------------------------------------------------------------------
                                   Your IRA deduction            Your
                                   is reduced if your            deduction
                                   MODIFIED AGI                  is eliminated
                                   is within the                 if your
If your FILING                     PHASEOUT RANGE                MODIFIED AGI
  STATUS is:                       of:                           is:
-------------------------------------------------------------------------------
Single, or
  Head of
  household                        $25,000.01 - $35,000          $35,000 or more


Married--
  joint
  return, or
  Qualifying
  widow(er)                        $40,000.01 - $50,000          $50,000 or more


Married--
  separate
  return                           $     0.01 - $10,000          $10,000 or more

-------------------------------------------------------------------------------

HOW TO FIGURE YOUR REDUCED IRA DEDUCTION

If you are covered or considered covered by an employer retirement plan and your modified AGI is within the phaseout range for your filing status (see above table), your IRA deduction must be reduced. You can figure your reduced IRA deduction FOR EITHER Form 1040 or Form 1040A by using the following worksheet. Also, the instructions for these tax forms include similar worksheets.

     NOTE: If you were married and both you and your spouse worked and you both contributed to IRAs, figure the deduction for each of you separately.
     If you were divorced or legally separated (and did not remarry) before the end of the year, you cannot deduct any contributions you made to your spouse's IRA. After a divorce or legal separation, you can deduct only the contributions you made to your own IRA and your deductions are subject to the adjusted gross income limitation under the rules for single individuals.


DEDUCTIBLE (AND NONDEDUCTIBLE) IRA CONTRIBUTIONS FOR AN IRA OTHER
THAN A SPOUSAL IRA. Complete lines 1 through 8 to figure your deductible and nondeductible IRA contributions for the year.


                     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?    Page 11

-------------------------------------------------------------------------------
                       WORKSHEET FOR REDUCED IRA DEDUCTION
(USE ONLY IF YOU ARE COVERED, OR CONSIDERED COVERED, BY AN EMPLOYER PLAN AND
     YOUR MODIFIED AGI IS WITHIN THE APPLICABLE PHASEOUT RANGE)
-------------------------------------------------------------------------------

                                And your                         ENTER on
                                MODIFIED AGI                     line 1
If your FILING STATUS is:       is over:                         below:
-------------------------------------------------------------------------------
Single, or Head
  of household                  $25,000                          $35,000


Married-joint return,
  or Qualifying widow(er)       $40,000                          $50,000


Married-separate return         $  -0-                           $10,000

-------------------------------------------------------------------------------

     1.  Enter applicable amount from above. . . . . . . . . . .
                                                                ---------------
     2.  Enter your MODIFIED AGI (combined, if married
         filing jointly) . . . . . . . . . . . . . . . . . . . .
                                                                ---------------

     NOTE: If line 2 is equal to or more than the amount on line 1, STOP HERE; your IRA contributions are not deductible; see NONDEDUCTIBLE CONTRIBUTIONS, later.

     3.   Subtract line 2 from 1.  (IF LINE 3 IS $10,000 OR
          MORE, STOP HERE; you can take a full IRA deduction
          for contributions of up to $2,000 or 100% of your
          compensation, whichever is less.)
                                                                ---------------
     4.   Multiply line 3 by 20% (.20).  If the result is not a
          multiple of $10, round it to the next highest
          multiple of $10. (For example, $611.40 is rounded to
          $620.) However, if the result is less than $200,
          enter $200. . . . . . . . . . . . . . . . . . . . . .

                                                                ---------------

     5.   Enter your compensation.  (DO NOT include your
          spouse's compensation, and, if you file Form 1040, do
          not reduce your compensation by any losses from
          self-employment.). . . . . . . . . . . . . . . . . . .
                                                                ---------------

     6.   Enter contributions you made, or plan to make, to
          your IRA for 1994, but DO NOT enter more than $2,000.
          (If contributions are more than $2,000, see EXCESS
          CONTRIBUTIONS in Chapter 7.) . . . . . . . . . . . . .
                                                                ---------------

     7.   IRA DEDUCTION. Compare lines 4, 5, and 6.  Enter the
          smallest amount (or a smaller amount if you choose)
          here and on the Form 1040 or 1040A line for your IRA,
          whichever applies. (If line 6 is more than line 7 and
          you want to make a nondeductible contribution, go
          to line 8.). . . . . . . . . . . . . . . . . . . . . .
                                                                ---------------

     8.   NONDEDUCTIBLE CONTRIBUTION.  Subtract line 7 from line
          5 or 6, whichever is smaller.  Enter the result here
          and on line 1 of your Form 8606. (See NONDEDUCTIBLE
          CONTRIBUTIONS, later.) . . . . . . . . . . . . . . . .
                                                                ---------------

DEDUCTIBLE (AND NONDEDUCTIBLE) IRA CONTRIBUTIONS FOR A SPOUSAL
IRA. The deduction phaseout rules that reduce or eliminate your IRA deduction also apply to a spousal IRA. If you have a spousal IRA, are covered by an employer retirement plan, and your modified AGI is within the phaseout range, you can take only a reduced spousal IRA deduction.
     Complete lines 9 through 17 to figure deductible and nondeductible contributions (discussed later) for the year to a spousal IRA.

     9.   Enter the smaller of (a) $2,250 or (b) the
          amount from line 5 . . . . . . . . . . . . . . . . . .
                                                                ---------------

     10.  Add lines 7 and 8. Enter the total. (IF THIS AMOUNT IS
          EQUAL TO OR MORE THAN LINE 9, STOP HERE; you cannot
          make contributions to a spousal IRA. Also, see EXCESS
          CONTRIBUTIONS  in Chapter 7, later.) . . . . . . . . .
                                                                ---------------

     11.  Subtract line 10 from line 9 . . . . . . . . . . . . .
                                                                ---------------

     12.  Enter the smallest of (a) IRA contributions for 1994
          to your spouse's IRA; (b) $2,000; or (c) the amount
          on line 11. (If contributions are more than $2,000,
          see EXCESS CONTRIBUTIONS, later.). . . . . . . . . . .
                                                                ---------------

     13.  Multiply line 3 by 22.5% (.225).  If the result is not a multiple of $10, round it to the next highest multiple
          of $10. However, if the result is less than $200,
          enter $200 . . . . . . . . . . . . . . . . . . . . . .
                                                                ---------------

     14.  Enter the amount from line 7 . . . . . . . . . . . . .
                                                                ---------------

     15.  Subtract line 14 from line 13. Enter the result but
          do not enter more than the amount on line 12 . . . . .
                                                                ---------------

     16.  SPOUSAL IRA DEDUCTION.  Compare lines 4, 5, and 15.
          Enter the smallest amount (or a smaller amount if you
          choose) here and on your Form 1040 or 1040A. (If line
          12 is more than line 16 and you want to make a
          nondeductible contribution for your spouse,
          go to line 17.). . . . . . . . . . . . . . . . . . . .
                                                                ---------------

     17.  SPOUSAL IRA NONDEDUCTIBLE CONTRIBUTIONS.  Subtract
          line 16 from line 12. Enter the result here and on line
          1 of your spouse's Form 8606 . . . . . . . . . . . . .
                                                                ---------------

REPORTING DEDUCTIBLE CONTRIBUTIONS

You do not have to itemize deductions to claim your deduction for IRA contributions. For FORM 1040, deduct your IRA contributions for 1994 on line 23a and, if you file a joint return, deduct your spouse's IRA contributions on line 23b. For FORM 1040A, deduct your contributions on line 15a and, if you file a joint return, deduct your spouse's IRA contributions on line 15b. You can use either form in most cases.
     YOU MUST USE FORM 1040 instead of Form 1040A if you owe tax on any early distributions from your IRA, any excess contributions made to your IRA, or any excess accumulations in your IRA account (see Chapter 7, WHAT ACTS RESULT IN PENALTIES?).
     FORM 1040EZ does not provide for IRA deductions.

IF YOU ARE SELF-EMPLOYED (a sole proprietor or partner) and have a SEP-IRA, take your deduction for allowable contributions on line 27, Form 1040.


Page 12     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

                                    FORM 1040

------------------------------------------------------------------------------------------------------------------------
               23A  Your IRA deduction (see page 19) . . . . . . . . . .   23A
                                                                               ---------------
ADJUSTMENTS      B  Spouse's IRA deduction (see page 19) . . . . . . . .   23B
                                                                               ---------------
TO INCOME      24   Moving expenses.  Attach Form 3903 or 3903-F . . . .   24
                                                                               ---------------
               25   One-half of self-employment tax. . . . . . . . . . .   25
                                                                               ---------------
CAUTION:  See  26   Self-employed health insurance deduction (see page 21) 26
                                                                               ---------------
instructions.. 27   Keogh retirement plan and self-employed SEP deduction  27
                                                                               ---------------
               28   Penalty on early withdrawal of savings . . . . . . .   28
                                                                               ---------------
               29   Alimony paid.  Recipient's SSN                         29
                                                   ----------------------      ---------------
               30   Add lines 23a through 29.  These are your TOTAL ADJUSTMENTS . . . . . . . .     30
------------------------------------------------------------------------------------------------------------------------
ADJUSTED       31   Subtract line 30 from line 22.  This is your ADJUSTED GROSS INCOME  If less
GROSS               than $25,296 and a child lived with you (less than $9,000 if a child didn't live
INCOME              with you), see "Earned Income Credit" on page 27                                31
------------------------------------------------------------------------------------------------------------------------
                                     Cat. No. 11320B                                                    Form 1040 (1994)
                                       FORM 1040A

               14   Add lines 7 through 13b (far right column).  This is your TOTAL INCOME.          14           ,
------------------------------------------------------------------------------------------------------------------------
               15A  Your IRA deduction (see page 34).                      15a
                    ------------------------------------------------------------------------------
FIGURE
YOUR             B  Spouse's IRA deduction (see page 34).                  15b
                    ------------------------------------------------------------------------------
ADJUSTED         C  Add lines 15a and 15b.   These are your TOTAL ADJUSTMENTS.                      15c
                    ----------------------------------------------------------------------------------------------------
GROSS          16   Subtract line 15c from line 14.  This is your ADJUSTED GROSS INCOME.
INCOME              If less than $25,296 and a child lived with you (less than $9,000 if a child
                    didn't live with you), see "Earned income credit" on page 44.                   16
------------------------------------------------------------------------------------------------------------------------

                                Cat. No. 112327A          1994 FORM 1040A PAGE 1


WITHHOLDING ALLOWANCES. To figure the number of additional withholding allowances on your Form W-4, EMPLOYEE'S WITHHOLDING ALLOWANCE CERTIFICATE, you can take into account your estimated deductible IRA contributions. For this purpose, however, do not take into account any of your employer's regular contributions to your SEP-IRA, discussed later (they generally are not included in your income and you cannot deduct them). For more information on withholding, see Publication 505, TAX WITHHOLDING AND ESTIMATED TAX.

FORM 5498. You should receive by May 31, 1995, Form 5498 or a similar statement from plan sponsors, showing all the contributions made to your IRA for 1994.

-------------------------------------------------------------------------------
NONDEDUCTIBLE CONTRIBUTIONS

Although your DEDUCTION for IRA contributions may be reduced or eliminated because of the adjusted gross income limitation (see DEDUCTIBLE CONTRIBUTIONS, earlier), you can still make CONTRIBUTIONS to your IRA of up to $2,000 ($2,250 for a regular and a spousal IRA combined) or 100% of compensation, whichever is less. The difference between your total permitted contributions and your total deductible contributions, if any, is your NONDEDUCTIBLE CONTRIBUTION.

     EXAMPLE. Sonny Jones is single. In 1994, he is covered by a retirement plan at work. His salary is $52,312. His modified adjusted gross income (MAGI) is $55,000. Sonny makes a $2,000 IRA contribution that year. Because he is covered by a retirement plan and his MAGI is above $35,000, he cannot deduct his $2,000 IRA contribution. However, he may choose to either:

     1) Designate this contribution as a NONDEDUCTIBLE contribution by reporting it on his tax return, as explained later under REPORTING NONDEDUCTIBLE CONTRIBUTIONS, or

     2) Withdraw the contribution as explained later under TAX-FREE WITHDRAWAL OF CONTRIBUTIONS.

     As long as your contributions are within the contribution limits just discussed, none of the earnings on any contributions (deductible or nondeductible) will be taxed until they are distributed. See Chapter 6, WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

COST BASIS. You will have a cost basis in your IRA if you make nondeductible contributions. Your BASIS is the sum of the nondeductible amounts you have contributed to your IRA less any distributions of those amounts. When you withdraw (or receive distributions of) these amounts, as discussed later in Chapter 6, you can do so tax-free.

                     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?    Page 13

     NOTE. Generally, you cannot withdraw only the amounts representing your basis. If you have basis, your withdrawals will generally include both taxable and nontaxable amounts. See Chapter 6 for more information.

REPORTING NONDEDUCTIBLE CONTRIBUTIONS

You must report nondeductible contributions, but you do not have to designate a contribution as nondeductible until you file your tax return. When you file, you can even designate OTHERWISE DEDUCTIBLE CONTRIBUTIONS as nondeductible.
     TO DESIGNATE CONTRIBUTIONS AS NONDEDUCTIBLE, you must file Form 8606, NONDEDUCTIBLE IRAs (CONTRIBUTIONS, DISTRIBUTIONS, AND BASIS). (See the filled-in Forms 8606, in Appendix D.) You must file Form 8606 to report nondeductible contributions even if you do not have to file a tax return for the year.
     FILE FORM 8606 IF:

- You made nondeductible contributions to your IRA for 1994, or

- You received IRA distributions in 1994 and you have ever made nondeductible contributions to any of your IRAs.

IF YOU DO NOT REPORT NONDEDUCTIBLE CONTRIBUTIONS, all of your IRA contributions will be treated as deductible. Thus, when you make withdrawals from your IRA, the amounts you withdraw will be taxed unless you can show, with satisfactory evidence, that nondeductible contributions were made.
     There is a recordkeeping worksheet, Appendix A, SUMMARY RECORD OF IRA(s) FOR 1994, that you can use to keep records of your deductible and nondeductible IRA contributions.

PENALTY FOR OVERSTATEMENT. If you overstate the amount of your nondeductible contributions on your Form 8606 for any tax year, you must pay a penalty of $100 for each overstatement, unless it was due to reasonable cause.

PENALTY FOR FAILURE TO FILE FORM 8606. You will have to pay a $50 penalty if you do not file a required Form 8606, unless you can prove that the failure was due to reasonable cause.

FORM 8606                                   NONDEDUCTIBLE IRAs                                         OMB No. 1545-1007
                                                                                                       -----------------
                                (CONTRIBUTIONS, DISTRIBUTIONS, AND BASIS)                                      1994
Department of the Treasury      PLEASE SEE WHAT RECORDS MUST I KEEP? ON PAGE 2                            Attachment
Internal Revenue Service        ATTACH TO FORM 1040, FORM 1040A, OR FORM 1040NR.                          Sequence No. 47
--------------------------------------------------------------------------------------------------------------------------------
Name.  If married, file a separate Form 8606 for each spouse.  See instructions.                  Your social security number

--------------------------------------------------------------------------------------------------------------------------------
Fill in Your Address Only            Home address (number and street, or P.O. box if                            Apt. no.
If You Are Filing This               mail is not delivered to your home
Form by Itself and Not
                                ------------------------------------------------------------------------------------------------
With Your Tax Return                 City, town or post office, state, and ZIP code

--------------------------------------------------------------------------------------------------------------------------------
                              CONTRIBUTIONS, NONTAXABLE DISTRIBUTIONS, AND BASIS
 1   Enter your IRA contributions for 1994 that you choose to be nondeductible.
     Include those made during 1/1/95-4/17/95 that were for 1994.  See instructions . . . . . . . . .  1
                                                                                                      --------------------------
 2   Enter your total IRA basis for 1993 and earlier years.  See instructions . . . . . . . . . . . .  2
                                                                                                      --------------------------
 3   Add lines 1 and 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                                                                                                      --------------------------
          ---------------
          DID YOU RECEIVE-------------------------NO-----------------Enter the amount from line 3 on
          ANY IRA                                                    line 12.  Then, stop and read WHEN
          DISTRIBUTIONS                                              AND WHERE TO FILE on page 2.
          (WITHDRAWLS)
          IN 1994?       -------------------------YES----------------Go to line 4.
          ---------------
 4   Enter only those contributions included on line 1 that were made during 1/1/95-4/17/95.  This amount will be the same as line 1 if all of your nondeductible contributions for 1994 were made in 1995 by 4/17/95.  See instructions . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                                                                                                      --------------------------
 5   Subtract line 4 from line 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
                                                                                                      --------------------------
 6   Enter the total value of ALL your IRAs as of 12/31/94 plus any outstanding rollovers.  See instructions . . . . . . . . . . . . . . . . . . . . . . . .  6
                                                                                  --------------------------
 7   Enter the total IRA distributions received during 1994.  Do not include amounts rolled over before 1/1/95.  See instructions . . . . . . . . . . . .  7
                                                                                  --------------------------
 8   Add lines 6 and 7. . . . . . . . . . . . . .  8
                                                  --------------------------
 9   Divide line 5 by line 8 and enter the result as a decimal (to at least two
     places).  Do not enter more than "1.00". . . . . . . . . . . . . . . . . . .  9            X       .
                                                                                  --------------------------
10   Multiply line 7 by line 9.  This is the amount of your nontaxable distributions for 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                                                                                                      --------------------------
11   Subtract line 10 from line 5.  This is the basis in your IRA(s) as of 12/31/94 . . . . . . . . .  11
                                                                                                      --------------------------
12   Add lines 4 and 11.  This is your total IRA basis for 1994 and earlier years . . . . . . . . . .  12
                                                                                                      --------------------------

                                          TAXABLE DISTRIBUTIONS FOR 1994
13   Subtract line 10 from 7.  Enter the result here and on Form 1040, line 15b; Form 1040A, line 10b;
     or Form 1040NR, line 16b, whichever applies. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
--------------------------------------------------------------------------------------------------------------------------------
SIGN HERE ONLY IF YOU      Under penalties of perjury, I declare that I have examined this form, including accompanying
ARE FILING THIS FORM       statements, and to the best of my knowledge and belief, it is true, correct, and complete.
BY ITSELF AND NOT WITH
                                       -----------------------------------------------------------        ----------------------
YOUR TAX RETURN                        Your signature                                                     Date
--------------------------------------------------------------------------------------------------------------------------------

Page 14     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

-------------------------------------------------------------------------------
TAX-FREE WITHDRAWAL OF CONTRIBUTIONS

If you made IRA contributions for 1994, you can withdraw them tax free (except for any earnings on them) by April 17, 1995 (or a later date, if you have an extension to file your return). YOU CAN DO THIS IF:

-    You did not take a deduction for the contributions you withdraw, AND
- You also withdraw any interest or other income earned on the contributions. You must report this income on your 1994 return.

IRA trustees must include these amounts in box 1 and, if applicable, in box 2a of Form 1099-R. You must report these amounts on line 15a, Form 1040. If there is an amount in box 2a of Form 1099-R, include it on line 15b of Form 1040.
     PREMATURE WITHDRAWALS TAX. The 10 percent additional tax on withdrawals made before you reach age 59 1/2 does not apply to these withdrawals of your contributions. (See EXCEPTIONS in Chapter 6.) However, your withdrawal of the interest or other income may be subject to this tax. (See EXCESS CONTRIBUTIONS and PREMATURE DISTRIBUTIONS (EARLY WITHDRAWALS) in Chapter 7.)
     EXCESS CONTRIBUTIONS TAX. If any part of these contributions is an excess contribution, it will be subject to a 6% excise tax. You will not have to pay the 6% tax if any 1993 excess contribution is withdrawn by April 15, 1994 (plus extensions), and if any 1994 excess contribution is withdrawn by April 17, 1995 (plus extensions). See EXCESS CONTRIBUTIONS in Chapter 7.

-------------------------------------------------------------------------------

COMPREHENSIVE EXAMPLES -- DEDUCTIBLE AND NONDEDUCTIBLE CONTRIBUTIONS

The following examples illustrate the use of the IRA deduction worksheet shown earlier under HOW TO FIGURE YOUR REDUCED IRA DEDUCTION.

     EXAMPLE 1. For 1994, Tom and Betty Smith file a joint return on Form 1040. They both work and Tom is covered by his employer's retirement plan. Tom's salary is $40,000 and Betty's is $6,555. They each have an IRA and their combined modified AGI is $46,555. Since their modified AGI is between $40,000 and $50,000 and Tom is covered by an employer plan, each of them is subject to the deduction limits (see DEDUCTION LIMITS, earlier).
     For 1994, Tom contributed $2,000 to his IRA and Betty contributed $500 to hers. Even though they file a joint return, they must use separate worksheets to figure the reduced IRA deduction for each of them.
     Tom can take a deduction of only $690 (see the worksheet below). Even though he contributed the maximum ($2,000), $1,310 ($2,000 minus $690) of his contributions must be treated as nondeductible.
     He can choose to treat the $690 as either deductible or nondeductible contributions. He can either leave the $1,310 of nondeductible contributions in his IRA or withdraw them by April 17, 1995. He decides to treat the $690 as deductible contributions and leave the $1,310 of nondeductible contributions in his IRA.
     Betty can treat all or part of her contributions as either deductible or nondeductible. This is because her $500 contribution for 1994 is less than the $690 deduction limit for her IRA contributions that year (see line 4 of her worksheet, later). She decides to treat her $500 IRA contributions as deductible.

     Using the WORKSHEET FOR REDUCED IRA DEDUCTION, Tom figures his deductible and nondeductible amounts as follows:

                       WORKSHEET FOR REDUCED IRA DEDUCTION

(USE ONLY IF YOU ARE COVERED, OR CONSIDERED COVERED, BY AN EMPLOYER PLAN AND
     YOUR MODIFIED AGI IS WITHIN THE APPLICABLE PHASEOUT RANGE)
-------------------------------------------------------------------------------
                                         And your                 ENTER on
                                         MODIFIED AGI             line 1
If your FILING STATUS is:                is over:                 below:
-------------------------------------------------------------------------------

Single, or Head
   of household                             $25,000                $35,000

Married-joint return,
   or Qualifying widow(er)                  $40,000                $50,000

Married-separate return                     $   -0-                $10,000
-------------------------------------------------------------------------------


   1. Enter applicable amount from above . . . . . . . . . . . . . . $50,000
                                                                     -------
   2. Enter your MODIFIED AGI (combined, if married filing
      jointly) . . . . . . . . . . . . . . . . . . . . . . . . . . .  46,555
                                                                     -------
   NOTE:  If line 2 is equal to or more than the amount on line 1, STOP HERE;
your IRA contributions are not deductible; see NONDEDUCTIBLE CONTRIBUTIONS, earlier.

   3. Subtract line 2 from 1. (If line 3 is $10,000 or more,
STOP HERE; you can take a full IRA deduction for contributions of up to $2,000 or 100% of your compensation, whichever is less.) . . . $ 3,445
                                                                     -------
   4. Multiply line 3 by 20% (.20).  If the result is not a
      multiple of $10, round it to the next highest
      multiple of $10. (For example, $611.40 is
      rounded to $620.) However, if the result
      is less than $200, enter $200  . . . . . . . . . . . . . . . .     690
                                                                     -------
                   Chapter 4   HOW MUCH CAN I CONTRIBUTE AND DEDUCT?     Page 15


   5. Enter your compensation.  (DO NOT include your spouse's compensation, and, if you file Form 1040, do not reduce your compensation by any losses from self-employment.) . . . . . . . . . . . . . . . . . . . . . . .  40,000
                                                                     -------
   6. Enter contributions you made, or plan to make,
      to your IRA for 1994, but DO NOT enter more than
      $2,000. (If contributions are more than $2,000,
      see EXCESS CONTRIBUTIONS in Chapter 7.). . . . . . . . . . . .   2,000
                                                                     -------
   7. IRA DEDUCTION.  Compare lines 4, 5, and 6.  Enter
      the smallest amount (or a smaller amount if you
      choose) here and on the Form 1040 or 1040A
      line for your IRA, whichever applies. (If line 6 is
      more than line 7 and you want to make
      a nondeductible contribution, go to line 8.) . . . . . . . . .     690
                                                                     -------
   8. Nondeductible contribution.  Subtract line 7
      from line 5 or 6, whichever is smaller.  Enter
      the result here and on line 1 of your Form 8606. . . . . . . .   1,310
                                                                     -------

Betty figures her IRA deduction as follows:
-------------------------------------------------------------------------------

                       WORKSHEET FOR REDUCED IRA DEDUCTION


(USE ONLY IF YOU ARE COVERED, OR CONSIDERED COVERED, BY AN
   EMPLOYER PLAN AND YOUR MODIFIED AGI IS WITHIN THE APPLICABLE
   PHASEOUT RANGE)
-------------------------------------------------------------------------------
                                          And your               ENTER on
                                          MODIFIED AGI           line 1
If your FILING STATUS is:                 is over:               below:
-------------------------------------------------------------------------------
Single, or Head
   of household                               $25,000             $35,000

Married-joint return, or
   Qualifying widow(er)                       $40,000             $50,000

Married-separate return                       $   -0-             $10,000
-------------------------------------------------------------------------------

 1.   Enter applicable amount from above. . . . . . . . . . . . . . . . $50,000
                                                                        -------
 2.   Enter your MODIFIED AGI (combined, if married filing jointly) . .  46,555
                                                                        -------

   NOTE: If line 2 is equal to or more than the amount on line 1, STOP HERE; your IRA contributions are not deductible; see NONDEDUCTIBLE CONTRIBUTIONS, earlier.

 3.  Subtract line 2 from 1.  (IF LINE 3 IS $10,000 OR MORE, STOP HERE;
     you can take a full IRA deduction for contributions of up to
     $2,000 or 100% of your compensation, whichever is less.) . . . . .   3,445
                                                                        -------
 4.  Multiply line 3 by 20% (.20).  If the result is not a multiple of $10, round it to the next highest multiple of $10. (For example, $611.40 is rounded to $620.) However, if the result
     is less than $200, enter $200. . . . . . . . . . . . . . . . . . .     690
                                                                        -------
 5.  Enter your compensation.  (DO NOT include your spouse's compensation, and, if you file Form 1040, do not reduce your
     compensation by any losses from self-employment.). . . . . . . . .   6,555
                                                                        -------
 6.  Enter contributions you made, or plan to make, to your IRA for
     1994, but DO NOT enter more than $2,000. (If contributions are
     more than $2,000, see EXCESS CONTRIBUTIONS in Chapter 7.). . . . .     500
                                                                        -------
 7.  IRA DEDUCTION.  Compare lines 4, 5, and 6.  Enter the smallest amount (or a smaller amount if you choose) here and on the Form
     1040 or 1040A line for your IRA, whichever applies. (If line 6 is more than line 7 and you want to make a nondeductible
     contribution, go to line 8.) . . . . . . . . . . . . . . . . . . .     500
                                                                        -------
 8.  NONDEDUCTIBLE CONTRIBUTION.  Subtract line 7 from line 5 or 6, whichever is smaller.  Enter the result here and on line 1 of
     your Form 8606.                                                          0
                                                                        -------

   The IRA deductions of $690 and $500 on the joint return for Tom and Betty total $1,190. Betty's unused IRA deduction limit of $190 ($690 minus $500) cannot be transferred to Tom to increase his deduction.

   EXAMPLE 2. Assume the same facts as in Example 1, except that Tom contributed $250 to a spousal IRA because Betty had no compensation for the year and did not contribute to an IRA. Their modified AGI remains at $46,555. Tom uses lines 1 through 8 of his worksheet to complete the spousal IRA portion of the WORKSHEET FOR REDUCED IRA DEDUCTION as follows:

 9.  Enter the smaller of (a) $2,250 or (b) the amount from line 5. . .  $2,250
                                                                        -------
10.  Add lines 7 and 8. Enter the total. (IF THIS AMOUNT IS EQUAL TO
     OR MORE THAN LINE 9, STOP HERE; you cannot make contributions to a spousal IRA. Also, see EXCESS CONTRIBUTIONS in Chapter 7,
     later.)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,000
                                                                        -------
11.  Subtract line 10 from line 9 . . . . . . . . . . . . . . . . . . .     250
                                                                        -------


12.  Enter the smallest of (a) IRA contributions for 1994 to your spouse's IRA; (b) $2,000; or (c) the amount on line 11. (If contributions are more than $2,000, see EXCESS CONTRIBUTIONS,
     later.). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     250
                                                                        -------
13.  Multiply line 3 by 22.5% (.225).  If the result is not a multiple of $10, round it to the next highest multiple of $10. However, if
     the result is less than $200, enter $200 . . . . . . . . . . . . .     780
                                                                        -------
14.  Enter the amount from line 7 . . . . . . . . . . . . . . . . . . .     690
                                                                        -------
15.  Subtract line 14 from line 13.  Enter the result but do not
     enter more than the amount on line 12. . . . . . . . . . . . . . .      90
                                                                        -------
16.  SPOUSAL IRA DEDUCTION.  Compare lines 4, 5, and 15. Enter the smallest amount (or a smaller amount if you choose) here and on your Form 1040 or 1040A. (If line 12 is more than line 16 and you want to make a nondeductible contribution for your spouse, go
     to line 17.) . . . . . . . . . . . . . . . . . . . . . . . . . . .      90
                                                                        -------
17.  SPOUSAL IRA NONDEDUCTIBLE CONTRIBUTIONS.  Subtract line 16 from line 12.  Enter the result here and on line 1 of your
     spouse's Form 8606.                                                    160
                                                                        -------

   The IRA deductions of $690 and $90 on the joint return for Tom and Betty total $780. In this case, the full


Page 16     Chapter 4  HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

spousal IRA deduction of $2,250 (limited to $2,000 for either spouse's IRA) has been reduced by the IRA deduction phaseout rules to $780.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
CAN I TRANSFER RETIREMENT PLAN ASSETS?

     IRA rules permit you to transfer, tax-free, assets (money or property) from other retirement programs (including IRAs) to an IRA. The rules permit the following kinds of transfers:

    -Transfers from one trustee to another,

    -Rollovers, and

    -Transfers incident to a divorce.


     This chapter discusses all three kinds of transfers.
-------------------------------------------------------------------------------
TRANSFER FROM ONE TRUSTEE TO ANOTHER

     A transfer of funds in your IRA from one trustee DIRECTLY to another, either at your request or at the trustee's request, is NOT A ROLLOVER. Because there is no distribution to you, the transfer is tax-free. Since it is not a rollover, it is not affected by the one-year waiting period that is required between rollovers, discussed later, under ROLLOVER FROM ONE IRA INTO
ANOTHER.

     For information about direct transfers from retirement programs other than IRAs, see DIRECT ROLLOVER OPTION, later.
-------------------------------------------------------------------------------

ROLLOVERS

Generally, a rollover is a tax-free distribution to you of cash or other assets from one retirement program that you contribute to another program. The amount you roll over tax-free, however, is generally taxable later when the new program pays that amount to you or your beneficiary.

KINDS OF ROLLOVERS TO AN IRA. There are two kinds of rollover contributions to an IRA. In one, you put amounts you receive from one IRA into another. In the other, you put amounts you receive from an employer's qualified retirement plan for its employees (see EMPLOYER PLANS under WHO IS COVERED BY AN EMPLOYER PLAN? in Chapter 4) into an IRA.

TREATMENT OF ROLLOVERS. You cannot deduct a rollover contribution, but you must report the rollover distribution on your tax return as discussed later under REPORTING ROLLOVERS FROM IRAs, and REPORTING ROLLOVERS FROM EMPLOYER PLANS.

ROLLOVER NOTICE. A written explanation of rollover treatment must be given to you by the plan making the distribution.

TIME LIMIT FOR MAKING A ROLLOVER CONTRIBUTION

You must make the rollover contribution by the 60th day after the day you receive the distribution from your IRA or your employer's plan. However, see EXTENSION OF ROLLOVER PERIOD, later.

ROLLOVERS COMPLETED AFTER THE 60-DAY PERIOD.
Amounts not rolled over within the 60-day period do not qualify for tax-free rollover treatment and must be treated as a taxable distribution from either your IRA or your employer's plan. The amount not rolled over is taxable in the year distributed, not in the year the 60-day period expires. You may also have to pay a 10% tax on premature distributions and a 15% tax on excess distributions as discussed in Chapter 7.
     Treat a contribution after the 60-day period as a regular contribution to your IRA. Any part of the contribution that is more than the maximum amount you could contribute may be an excess contribution, as discussed in Chapter 7.

EXTENSION OF ROLLOVER PERIOD

If an amount distributed to you from an IRA or a qualified employer retirement plan becomes a FROZEN DEPOSIT in a financial institution during the 60-day period allowed for a rollover, a special rule extends the period. The period during which the amount is a frozen deposit is not counted in the 60-day period, nor can the 60-day period end earlier than 10 days after the deposit is no longer frozen. To qualify under this rule, the deposit must be frozen on at least one day during the 60-day rollover period.
     A FROZEN DEPOSIT is any deposit that cannot be withdrawn because:

1)   The financial institution is bankrupt or insolvent, or

2) The state where the institution is located restricts withdrawals because one or more financial institutions in the state are (or are about to be) bankrupt or insolvent.

                  Chapter 5    CAN I TRANSFER RETIREMENT PLAN ASSETS?    Page 17

160-455 0 - 94 - 2

ROLLOVER FROM ONE IRA INTO ANOTHER

You may withdraw, tax free, all or part of the assets from one IRA, if you reinvest them within 60 days in another IRA. Because this is a rollover, you cannot deduct the amount that you reinvest in the new IRA.

WAITING PERIOD BETWEEN ROLLOVERS. You can take (receive) a distribution from an IRA and make a rollover contribution (of all or part of the amount received) to another IRA only once in any one-year period. The one-year period begins on the date you receive the IRA distribution, not on the date you roll it over into another IRA.
     This rule applies separately to each IRA you own. For example, if you have two IRAs, IRA-1 and IRA-2, and you roll over assets of IRA-1 into a new IRA-3, you may also make a rollover from IRA-2 into IRA-3, or into any other IRA within one year after the rollover distribution from IRA-1. These are both rollovers because you have not received more than one distribution from either IRA within one year. However, you cannot, within the one-year period, again roll over the assets you rolled over into IRA-3 into any other IRA.
     Later distributions from an IRA within a one-year period will not qualify as rollovers. They are taxable and may be subject to the 10% tax on premature distributions and the 15% tax on excess distributions.
     EXCEPTION. An exception to the one-year waiting period rule has been granted by the IRS for distributions made from a failed financial institution by the Federal Deposit Insurance Corporation (FDIC) or the Resolution Trust Corporation (RTC) as receiver for the institution. To qualify for the exception, the distribution must satisfy the following requirements:

(1) It must NOT be initiated by either the custodial institution or the depositor;

(2)  It must be made because:

     a)   The custodial institution is insolvent, and
     b)   The receiver is unable to find a buyer for the institution.

THE SAME PROPERTY MUST BE ROLLED OVER. You must roll over into a new IRA the same property you received from your old IRA.

PARTIAL ROLLOVERS. If you withdraw assets from an IRA, you may roll over part of the withdrawal tax free into another IRA and keep the rest of it. The amount you keep will generally be taxable (except to the extent it is a return of nondeductible contributions) and may be subject to the 10% tax on premature distributions and the 15% tax on excess distributions discussed in Chapter 7.

REQUIRED DISTRIBUTIONS. Amounts that must be distributed during a particular year under the required distribution rules (discussed in Chapter 6) ARE NOT ELIGIBLE FOR ROLLOVER treatment.

INHERITED IRAs

If you inherit an IRA FROM YOUR SPOUSE, you generally can roll it over into an IRA established for you, or you can choose to make it your own as discussed in Chapter 3 under INHERITED IRAs.
Also see DISTRIBUTIONS RECEIVED BY A SURVIVING SPOUSE later in this chapter.

IF YOU INHERITED AN IRA FROM SOMEONE OTHER THAN YOUR SPOUSE, you cannot roll it over, or allow it to receive a rollover contribution.

REPORTING ROLLOVERS FROM IRAS

Report any rollover from one IRA to another IRA on lines 15a and 15b, Form 1040 or lines 10a and 10b, Form 1040A. Enter the total amount of the distribution on line 15a, Form 1040 or line 10a, Form 1040A. If the total amount on line 15a, Form 1040 or line 10a, Form 1040A was rolled over, enter zero on line 15b, Form 1040 or line 10b, Form 1040A. Otherwise, enter the taxable portion of the part that was not rolled over on line 15b, Form 1040 or line 10b, Form 1040A. See DISTRIBUTIONS FULLY OR PARTLY TAXABLE in Chapter 6.

ROLLOVER FROM EMPLOYER'S PLAN INTO AN IRA

If you receive an ELIGIBLE ROLLOVER DISTRIBUTION, from your (or your deceased spouse's) employer's qualified (meets Internal Revenue Code requirements) pension, profit-sharing or stock bonus plan, annuity plan, or tax-sheltered annuity plan (403(b) plan), you can roll over all or part of it into an IRA.

ELIGIBLE ROLLOVER DISTRIBUTION. Generally, an eligible rollover distribution is any distribution from a qualified retirement plan EXCEPT:

1)   A required minimum distribution, or
2) Any of a series of substantially equal periodic distributions paid at least once a year over:

     a)   Your lifetime or life expectancy

     b)   The lifetimes or life expectancies of you and your beneficiary, or

     c)   A period of 10 years or more.


The taxable parts of most other distributions are eligible rollover distributions. See MAXIMUM ROLLOVER, later.

WITHHOLDING REQUIREMENT

If an eligible rollover distribution is paid directly to you, the payer must withhold 20% of it. This applies even if you plan to roll over the distribution to an IRA (or another qualified plan as discussed in Publication 575). However, you can avoid withholding by choosing the DIRECT ROLLOVER OPTION, discussed later.

EXCEPTIONS. Withholding from an eligible rollover distribution paid to you is not required if:

Page 18    Chapter 5 CAN I TRANSFER RETIREMENT PLAN ASSETS?

     1) The distribution and all previous eligible rollover distributions you received during your tax year from the same plan (or, at the payor's option, from all your employer's plans) total less than $200, or

     2) The distribution consists solely of employer securities, plus cash of $200 or less in lieu of fractional shares.

OTHER WITHHOLDING RULES. If you receive a distribution that is not an eligible rollover distribution, the 20% withholding requirement does not apply. However, other withholding rules apply to these distributions. The rules that apply depend on whether the distribution is a PERIODIC DISTRIBUTION or a NONPERIODIC DISTRIBUTION that is not an eligible rollover distribution. For either of these distributions, you can still choose not to have tax withheld.
     PERIODIC DISTRIBUTIONS. Unless you choose no withholding, your annuity or periodic payments will be treated like wages for withholding purposes. Periodic payments are amounts paid at regular intervals, such as weekly, monthly, or yearly, over a certain period of time, such as for 15 years or for life.
     NONPERIODIC DISTRIBUTIONS. For a nonperiodic distribution (a payment other than a periodic payment) that is not an eligible rollover distribution, the withholding is 10% of the distribution, unless you choose not to have tax withheld. The part of any loan treated as a distribution (except an offset amount to repay a loan), as explained in Publication 575, is subject to withholding under this rule.

DIRECT ROLLOVER OPTION

Your employer's qualified plan must give you the option to have any part of an eligible rollover distribution paid directly to an IRA (or to an eligible retirement plan as discussed in Publication 575). Under this option, all or part of the distribution can be paid directly to an IRA (or another eligible retirement plan that accepts rollovers). This option is not required for distributions that are expected to total less than $200 for the year.

NO TAX WITHHELD. If you choose the direct rollover option, no tax is withheld from any part of the designated distribution that is directly paid to the trustee of the IRA (or other plan). If any part is paid to you, the payer must withhold 20% of that part's taxable amount. Since most distributions are fully taxable, payers will generally withhold 20% of the entire amount designated for distribution to you.

OTHER ROLLOVER LIMITS AND SPECIAL RULES

MAXIMUM ROLLOVER. The most you can roll over is the taxable part of any eligible rollover distribution from your employer's qualified plan (see ELIGIBLE ROLLOVER DISTRIBUTION, earlier). The distribution you receive generally will be all taxable unless you have made nondeductible employee contributions to the plan.
     CONTRIBUTIONS YOU MADE TO YOUR EMPLOYER'S PLAN. You cannot roll over a distribution of contributions you made to your employer's plan, except voluntary deductible employee contributions (DECs as defined below), which are treated like employer contributions. If you do, you must treat them as regular contributions and you may have to pay an excess contributions tax (discussed in Chapter 7) on all or part of them.
     DECs. If you receive a distribution from your employer's qualified plan of any part of the balance of your DECs and the earnings from them, you can roll over any part of the distribution. DEC is the short name for voluntary deductible employee contributions. Prior to January 1, 1987, employees could make and deduct these contributions to certain qualified employers' plans and government plans. These are not the same as an employee's elective contributions to a 401(k) plan, which are not deductible by the employee.

TIME LIMIT. You must complete the rollover within 60 days after the day you receive the eligible rollover distribution. However, see EXTENSION OF ROLLOVER PERIOD, earlier.

NO WAITING PERIOD BETWEEN ROLLOVERS. You can make more than one rollover of employer plan distributions within a year. The once-a-year limit on IRA-to-IRA rollovers does not apply to these distributions.

IRA AS A HOLDING ACCOUNT (CONDUIT IRA) FOR ROLLOVERS TO OTHER
ELIGIBLE PLANS. If you receive an eligible rollover distribution from your employer's plan and roll over part or all of it into one or more conduit IRAs, you can later roll over those assets into a new employer's plan. Your IRA qualifies as a conduit IRA if it serves as a holding account or conduit for those assets. The conduit IRA must be made up of only those assets received from the first employer's plan and gains and earnings on those assets. You must not have mixed regular contributions or funds from other sources with them.

PROPERTY AND CASH RECEIVED IN A DISTRIBUTION. If you receive property and cash in an eligible rollover distribution from your employer's plan, you can roll over either the property or the cash, or any combination of the two that you choose.

TREATMENT IF THE SAME PROPERTY IS NOT ROLLED OVER. Your contribution to an IRA of cash representing the fair market value of property received in a distribution from a qualified retirement plan DOES NOT QUALIFY as a rollover IF YOU KEEP THE PROPERTY. You must either roll over the property or sell it and roll over the proceeds, as explained next.

SALE OF PROPERTY RECEIVED IN A DISTRIBUTION FROM A QUALIFIED PLAN. Instead of rolling over a distribution of

                  Chapter 5   CAN I TRANSFER RETIREMENT PLAN ASSETS?     Page 19
property other than cash from a qualified employer retirement plan, YOU CAN sell all or part of the property and roll over the amount you receive into an IRA. YOU CANNOT substitute your own funds for property you receive from your employer's retirement plan.

   EXAMPLE. You receive a total distribution from your employer's plan consisting of $10,000 cash and $15,000 worth of property. You decided to keep the property. You can roll over to an IRA the $10,000 cash received, but you cannot roll over an additional $15,000 representing the value of the property you choose not to sell.

   TREATMENT OF GAIN OR LOSS. If you sell the distributed property and roll over all the proceeds into an IRA, no gain or loss is recognized. The sale proceeds (including any increase in value) are treated as part of the distribution and are not included in your gross income.

   EXAMPLE. On September 4, 1994, John received a lump-sum distribution from his employer's retirement plan of $50,000 in cash and $50,000 in stock. The stock was not stock of his employer. On September 26, 1994, he sold the stock for $60,000. On October 3, 1994, he rolled over $110,000 in cash ($50,000 from the original distribution and $60,000 from the sale of stock). John does not include the $10,000 gain from the sale of stock as part of his income because he rolled over the entire amount into an IRA.

   NOTE: Special rules may apply to distributions of employer securities. For more information, get Publication 575.

IF YOU ROLL OVER PART OF THE AMOUNT RECEIVED FROM THE SALE OF PROPERTY, see Publication 575.

LIFE INSURANCE CONTRACT
You cannot roll over a life insurance contract from a qualified plan into an IRA.

DISTRIBUTIONS RECEIVED BY A SURVIVING SPOUSE
Your surviving spouse can roll over into an IRA part or all of any eligible rollover distribution (defined earlier) received from your employer's qualified plan because of your death. For information about estate tax consequences of certain rollovers, see Publication 448, FEDERAL ESTATE AND GIFT TAXES.

DEATH BENEFIT EXCLUSION. In certain situations, your spouse can exclude from income up to $5,000 of the distribution from a qualified plan or tax-sheltered annuity. Your spouse cannot roll over into an IRA any part of the distribution that qualifies for the $5,000 death benefit exclusion. For more information on the death benefit exclusion, see Publication 575.

NO ROLLOVER INTO ANOTHER EMPLOYER QUALIFIED PLAN. Your surviving spouse who receives an eligible rollover distribution from your employer's qualified plan or tax-sheltered annuity can roll over all or any part of it (or all or any part of a distribution of deductible employee contributions) into an IRA. He or she cannot roll over a distribution into another qualified employer plan or annuity.

DISTRIBUTIONS UNDER DIVORCE OR SIMILAR PROCEEDINGS
(ALTERNATE PAYEES)
If you (as a spouse or former spouse of the employee) receive FROM A QUALIFIED EMPLOYER PLAN a distribution that results from divorce or similar proceedings, you may be able to roll over all or part of it into an IRA. To qualify, the distribution must be:

   One that would have been an ELIGIBLE ROLLOVER DISTRIBUTION
   (defined earlier) if it had been made to an employee, and Made under a QUALIFIED DOMESTIC RELATIONS ORDER.

QUALIFIED DOMESTIC RELATIONS ORDER. A domestic relations order is a judgment, decree, or order (including approval of a property settlement agreement) that is issued under the domestic relations law of a state. A "qualified domestic relations order" gives to an alternate payee (a spouse, former spouse, child, or dependent of a participant in a retirement plan) the right to receive all or part of the benefits that would be payable to a participant under the plan. The order requires certain specific information, and it may not alter the amount or form of the benefits of the plan.

TAX TREATMENT IF ALL OF AN ELIGIBLE DISTRIBUTION IS NOT ROLLED OVER. If you roll over only part of an eligible rollover distribution, the amount you keep is taxable in the year you receive it. If you roll over none of it, the special rules for lump-sum distributions (5- or 10-year tax option or 20% capital gain treatment) may apply (see Publication 575). The 10% additional tax on premature distributions, discussed in Chapter 7, does not apply.

KEOGH PLANS AND ROLLOVERS
If you are self-employed, you are generally treated as an employee for rollover purposes. Consequently, if you receive an eligible rollover distribution from a Keogh plan, you CAN roll over all or part of the distribution (INCLUDING A LUMP-SUM DISTRIBUTION) into an IRA (or another eligible retirement plan as discussed in Publication 575).

LUMP-SUM DISTRIBUTIONS. A distribution to you of your complete share from your Keogh plan IS NOT a lump-sum distribution if you are self-employed, under age 59 1/2 and are not disabled. Consequently, such distributions do not qualify for the special tax treatment available to lump-sum distributions. For information on lump-sum distributions, get Publication 575.

FOR MORE INFORMATION ABOUT KEOGH PLANS, get Publication 560.

Page 20   Chapter 5 CAN I TRANSFER RETIREMENT PLAN ASSETS?

DISTRIBUTION FROM A TAX-SHELTERED ANNUITY
If you receive an eligible rollover distribution from a tax-sheltered annuity plan it can be rolled over into an IRA. It cannot be rolled over into another eligible retirement plan unless that plan is a tax-sheltered annuity plan.

IF YOU RECEIVE PROPERTY OTHER THAN MONEY, you can sell the property and roll over the proceeds as discussed earlier.

CONDUIT IRA. If your IRA contains only assets (including earnings and gains) that were rolled over from a tax-sheltered annuity, you may roll over these assets into another tax-sheltered annuity. If you plan another rollover into another tax-sheltered annuity, DO NOT COMBINE the assets in your IRA from the rollover with assets from another source. DO NOT ROLL OVER an amount from a tax-sheltered annuity into a qualified pension plan.

FOR MORE INFORMATION ABOUT TAX-SHELTERED ANNUITIES, get Publication 571.

ROLLOVER FROM BOND PURCHASE PLAN
If you redeem retirement bonds that were distributed to you under a QUALIFIED BOND PURCHASE PLAN, you can roll over tax free part of the amount you receive from the redemption into an IRA.
   You can redeem these bonds even if you have not reached age 59 1/2. In addition, you can roll over the proceeds, tax free, into a qualified employer plan. However, when you receive a distribution at a later time, it will not be eligible for special 5- or 10-year averaging or 20% capital gain treatment.

REPORTING ROLLOVERS FROM EMPLOYER PLANS
Do not use lines 15a or 15b, Form 1040, or lines 10a or 10b, Form 1040A, to report a rollover from an employer retirement plan to an IRA; use lines 16a and 16b, Form 1040, or lines 11a and 11b, Form 1040A, instead.

WRITTEN EXPLANATION TO RECIPIENTS
The administrator of a qualified employer plan must, within a reasonable period of time before making an eligible rollover distribution, provide a written explanation to you. It must tell you about:

-Your right to have the distribution paid tax free directly to an IRA or another eligible retirement plan, -The requirement to withhold tax from the distribution if it is not paid directly to an IRA or another eligible retirement plan, -The nontaxability of any part of the distribution that you roll over to an IRA or another eligible retirement plan within 60 days after you receive the distribution, and -Other qualified employer plan rules, if they apply, including those for lump-sum distributions, alternate payees, and cash or deferred arrangements.

REASONABLE PERIOD OF TIME. The plan administrator must provide you with a written explanation no earlier than 90 days and no later than 30 days before the distribution is made.
   However, you can choose to have a distribution made less than 30 days after the explanation is provided as long as the following two requirements are met:

1) You must have the opportunity to consider whether or not you want to make a direct rollover for at least 30 days after the explanation is provided, and
2) The information you receive must clearly state that you have the right to have 30 days to make a decision.

Contact the plan administrator if you have any questions regarding this information.

CHOOSING THE RIGHT OPTION. As explained earlier, you can have all or part of the distribution from your employer's plan made either as a DIRECT ROLLOVER to an IRA or another eligible retirement plan, or as a PAYMENT TO YOU.
   Also, you generally can leave all or part of the distribution in the plan. If you do not leave the distribution in your employer's plan, the following comparison chart may help you decide which distribution option to choose.
   COMPARISON CHART. To help ensure that you choose the distribution option that is best for you, carefully compare the following tax effects of each:

DIRECT ROLLOVER                    PAYMENT TO YOU
---------------                    --------------
No withholding                     Payer must withhold
                                   income tax of 20% on
                                   the taxable part (even
                                   if you roll it over to
                                   an IRA or other plan).

No 10% additional tax              If you are under age 59 1/2
     (see PREMATURE                a 10% additional tax may
     DISTRIBUTIONS,                apply to the taxable part
     later).                       (including an amount
                                   equal to the tax withheld)
                                   that is not rolled over.

Not income until later             Taxable part (including an
     distributed to you            amount equal to the tax
     from the IRA or               withheld) is income to the
     other plan.                   extent not rolled over.


   IMPORTANT: If you decide to roll over tax free any part of a distribution, the DIRECT ROLLOVER option, as indicated above, will generally be to your advantage, because you will not have 20% withholding or be subject to the 10% additional tax under that option.
   If you have a lump-sum distribution and do not plan to roll over any part, it may be eligible for special tax treatment that could lower your tax for the distribution year (see LUMP-SUM DISTRIBUTIONS, earlier). In that case, you



               Chapter 5      CAN I TRANSFER RETIREMENT PLAN ASSETS?  Page 21
may want to get Form 4972, TAX ON LUMP-SUM DISTRIBUTIONS, and its instructions to determine whether your distribution qualifies for special tax treatment and, if so, to figure your tax under the special methods.
   You can then compare any advantages from using Form 4972 to figure your tax on the lump-sum distribution with any advantages from rolling over tax free all or part of the distribution. If you roll over any part of the lump-sum distribution, however, you cannot use the Form 4972 special tax treatment for the distribution at all.

--------------------------------------------------------------------------------
TRANSFERS INCIDENT TO DIVORCE

If an interest in an IRA is transferred from your spouse or former spouse to you by a divorce or separate maintenance decree or a written document related to such a decree, starting from the date of the transfer, the interest in the IRA is treated as your IRA. THE TRANSFER IS TAX-FREE. For transfer of interests in employer plans, see DISTRIBUTIONS UNDER DIVORCE OR SIMILAR PROCEEDINGS (ALTERNATE PAYEES), under ROLLOVERS, earlier.

TRANSFER METHODS. If you are required to transfer some or all of the assets in an IRA to your spouse or former spouse, there are two commonly used methods that you can use to make the transfer. The methods (explained below) are:
-Changing the name on the IRA, and
-Making a DIRECT TRANSFER of IRA assets.

   CHANGING THE NAME ON THE IRA. If all the assets in an IRA are to be transferred, you can make the transfer by changing the name on the IRA from your name to the name of your spouse or former spouse, whichever applies.
   DIRECT TRANSFER. Under this method, you direct the trustee of the IRA to transfer the affected assets directly to the trustee of a new or existing IRA set up in the name of your spouse or former spouse, whichever applies. Or, if your spouse or former spouse is allowed to keep his or her portion of the IRA assets in your existing IRA, you can direct the trustee to transfer the assets you are permitted to keep directly to a new or existing IRA set up in your name. The name on the IRA containing your spouse's or former spouse's portion of the assets would then be changed to show his or her ownership.

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6.
--------------------------------------------------------------------------------
WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

   Because an IRA is a tax-favored means of saving for your retirement, there are rules limiting the withdrawal and use of your IRA assets. Also, if during a year you receive DISTRIBUTIONS from an IRA, you MUST GENERALLY INCLUDE THEM IN YOUR GROSS INCOME for the year. A properly handled rollover, as discussed in Chapter 5, is an exception to this rule. This chapter discusses this and other rules affecting distributions from your IRA.

FAILED FINANCIAL INSTITUTIONS. The general rule (you must include IRA distributions in your gross income unless properly rolled over) applies to distributions made (with or without your consent) by a state agency as receiver of an insolvent savings institution. For an exception to the one-year waiting period rule for rollovers of certain distributions from failed financial institutions, see EXCEPTION under ROLLOVER FROM ONE IRA INTO ANOTHER in Chapter 5.

--------------------------------------------------------------------------------
AGE 59 1/2 RULE

Generally, you cannot withdraw assets (money or other property) from your IRA without having to pay a 10% additional tax (that is, a 10% tax on the taxable distribution in addition to the regular income tax), until you reach age 59 1/2. However, there are a number of exceptions to this rule as discussed below. Also see PREMATURE DISTRIBUTIONS (EARLY WITHDRAWALS) in Chapter 7.

   NOTE: If you receive a distribution from an IRA that includes a return of NONDEDUCTIBLE CONTRIBUTIONS, the additional tax does not apply to the portion of the distribution that is considered to be nontaxable. See FIGURING THE NONTAXABLE AND TAXABLE AMOUNTS under TAX TREATMENT OF DISTRIBUTIONS, later in this chapter.

EXCEPTIONS

The exceptions to the age 59 1/2 rule for distributions are in part designed to provide relief from hardship situations such as disability and death. But there is also an exception for distributions that are a part of a series of substantially equal payments as discussed below under ANNUITY EXCEPTION.

Page 22 Chapter 6 WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

   NOTE: Distributions that are rolled over, as discussed in Chapter 5, are not subject to regular income tax or the 10% additional tax.

DISABILITY EXCEPTION. You can withdraw amounts from your IRA, without having to pay the 10% additional tax, if you become disabled before you reach age 59 1/2.
   You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more, or that the condition can be expected to lead to death. For more information, see Publication 524, CREDIT FOR THE ELDERLY OR THE DISABLED.

DEATH EXCEPTION. If you die before reaching age 59 1/2, the assets in your IRA can be distributed to your beneficiary or to your estate without either having to pay the 10% additional tax.
   However, if you inherit an IRA from your deceased spouse and elect to treat it as your own (as discussed under INHERITED IRAS in Chapter 3), any distribution you later receive before you reach age 59 1/2 may be subject to the 10% additional tax.

ANNUITY EXCEPTION. You can receive distributions from your IRA that are part of a series of substantially equal payments over your life (or your life expectancy), or over the lives of you and your beneficiary (or your joint life expectancies), without having to pay the 10% additional tax, even if you receive such distributions before you are age 59 1/2. You must use an IRS-approved distribution method and you must take at least one distribution annually for this exception to apply. See FIGURING THE MINIMUM DISTRIBUTION, later, for one IRS-approved distribution method. Unlike for minimum distribution purposes, this method, when used for this purpose, results in the exact amount required, not the minimum amount.
   The payments under this exception must continue for at least 5 years, or until you reach age 59 1/2, whichever is the longer period. This 5-year rule does not apply if a change from an approved distribution method is because of the death or disability of the IRA owner.
   If the payments under this exception are changed before the end of the above required periods for any reason other than the death or disability of the IRA owner, he or she will be subject to the 10% additional tax. For example, if you made a lump-sum distribution of the balance in your IRA before the end of the required period for your annuity distributions and you did not make it because you were disabled, you would be subject to the 10% additional tax. The tax would apply to the lump-sum distribution and all previous distributions made under the exception rule.

TIMELY CONTRIBUTION WITHDRAWAL. If you make a contribution to your IRA for a year, take no education for it, and withdraw it before the due date (including extensions) of your income tax return for that year, as discussed earlier under TAX-FREE WITHDRAWAL OF CONTRIBUTIONS in Chapter 4, the withdrawal of the contribution is NOT A TAXABLE DISTRIBUTION.
   However, any interest or other income earned on the contribution, which also must be withdrawn, is treated as income in the year the contribution was made. This withdrawn interest or other income also may be subject to the 10% additional tax on early withdrawals discussed in Chapter 7.

--------------------------------------------------------------------------------
REQUIRED DISTRIBUTIONS

You cannot keep funds in an IRA indefinitely. Eventually you MUST withdraw them. See EXCESS ACCUMULATIONS, in Chapter 7. The requirements for withdrawing IRA funds differ, depending on whether you are the IRA owner or the beneficiary of a decedent's IRA.

IRA OWNERS

If you are an IRA owner, you must choose to withdraw the balance in your IRA in one of the following two ways:

-By withdrawing the ENTIRE BALANCE in your IRA by the REQUIRED BEGINNING DATE (defined later), or
-By starting to withdraw PERIODIC DISTRIBUTIONS of the balance in your IRA by the required beginning date.

PERIODIC DISTRIBUTIONS. If you do not withdraw the entire balance in your IRA by the required beginning date, you must start to withdraw periodic distributions over one of the following periods:

1) Your life,
2) The lives of you and your DESIGNATED BENEFICIARY (defined later),
3) A period that does not extend beyond your life expectancy, or
4) A period that does not extend beyond the joint life and last survivor expectancy of you and your designated beneficiary.

See DETERMINING LIFE EXPECTANCY, later, for more details.
   A DESIGNATED BENEFICIARY, for these purposes, is any INDIVIDUAL you name to receive your IRA upon your death.
   IF YOU HAVE MORE THAN ONE BENEFICIARY AND ALL ARE INDIVIDUALS, the beneficiary with the shortest life expectancy will be the designated beneficiary used to determine the period over which your withdrawals must be made. Also, see MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT (MDIB REQUIREMENT), later.

REQUIRED BEGINNING DATE (RBD) -- AGE 70 1/2 RULE. You must receive the entire balance in your IRA or start receiving periodic distributions from your IRA by April 1 of the year following the year in which you reach age 70 1/2.

               CHAPTER 6 WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?  PAGE 23

   If you choose to receive periodic distributions, you must receive at least a minimum amount for each year starting with the year you reach age 70 1/2 (your 70 1/2 year). If you did not receive that minimum amount in your 70 1/2 year, then you must receive distributions for your 70 1/2 year that reach the minimum amount by April 1 of the next year. See MINIMUM DISTRIBUTIONS, later.
   DISTRIBUTIONS AFTER THE RBD. The required minimum distribution for any year after your 70 1/2 year must be made by December 31 of that later year.
   EXAMPLE. You reach age 70 1/2 on August 20, 1994. For 1994 (your 70 1/2 year), you must receive the required minimum distribution from your IRA no later than April 1, 1995. You must receive the required minimum distribution for 1995 (the first year after your 70 1/2 year) by December 31, 1995.

BENEFICIARIES
If you are the beneficiary of a decedent's IRA, the requirements for withdrawing the IRA funds differ, depending on whether distributions that satisfy the minimum distribution requirements have begun.

DISTRIBUTIONS BEGUN BEFORE OWNER'S DEATH. If periodic distributions that satisfy the minimum distribution requirements have begun and the owner dies, any undistributed amounts at the IRA owner's death must be distributed at least as rapidly as under the method being used at the owner's death.
   EXCEPTION. This rule does not apply if the designated beneficiary is the owner's surviving spouse who becomes the new owner by choosing to treat the IRA as his or her own IRA (see INHERITED IRAS in Chapter 3). In that case, the surviving spouse can designate beneficiaries and should follow the required distribution rules for IRA owners in the preceding discussion.

OWNER DIES BEFORE DISTRIBUTIONS BEGUN. If the owner dies before distributions that satisfy the minimum distribution requirements have begun, the ENTIRE INTEREST must be distributed under either:

   RULE 1. By December 31 of the fifth year following the year of the owner's death, or

   RULE 2. Over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary. (See Table 1 (Single Life Expectancy) in Appendix E.)

The IRA terms can specify whether rule 1 or 2 applies, or they can permit either the owner or beneficiary to choose which rule applies. If the owner or beneficiary can choose which rule applies, the choice must generally be made by December 31 of the year following the year of the owner's death.
   Under rule 2, at least a minimum amount must be distributed each year.
   IF NO RULE HAS BEEN SPECIFIED OR CHOSEN, distribution must be made under rule 2 if the beneficiary is the surviving spouse (and he or she did not choose to treat the IRA as his or her own), or under rule 1 if the beneficiary is not the surviving spouse.
   IF RULE 2 HAS BEEN SPECIFIED OR CHOSEN AND THE BENEFICIARY IS NOT THE SURVIVING SPOUSE, distribution must begin by December 31 of the year following the year of the owner's death.
   IF RULE 2 HAS BEEN SPECIFIED OR CHOSEN AND THE BENEFICIARY IS THE SURVIVING SPOUSE (and he or she did not choose to treat the IRA as his or her own), distribution must begin by the later of:

-December 31 of the year the IRA owner would have reached age 70 1/2, or -December 31 of the year following the year of the owner's death.

   A special rule applies IF THE SPOUSE DIES BEFORE THE DATE DISTRIBUTIONS TO THE SPOUSE MUST BEGIN. In this case, distributions may be made to the spouse's beneficiary as if the spouse's beneficiary were the IRA owner's spouse and the owner died on the spouse's date of death.
   However, IF THE SPOUSE HAS REMARRIED SINCE THE OWNER'S DEATH and the new spouse is designated as the spouse's beneficiary, the special rules that apply to surviving spouses would not apply to the new spouse.

MINIMUM DISTRIBUTIONS
If you are the owner of an individual retirement ACCOUNT, you must figure the minimum amount required to be distributed each year (see FIGURING THE MINIMUM DISTRIBUTION, below).
   If your IRA is an individual retirement ANNUITY, special rules apply to figuring the minimum distribution required. For more information on rules for annuities, get proposed regulation sections 1.401(a)(9)-1, 1.401(a)(9)-2, and 1.408-8.

FIGURING THE MINIMUM DISTRIBUTION
Figure your required minimum distribution for each year by dividing the IRA ACCOUNT BALANCE as of the close of business on December 31 of the preceding year by the APPLICABLE LIFE EXPECTANCY. Or, if because you have a nonspouse beneficiary who is more than 10 years younger than you the distribution must satisfy the minimum distribution incidental benefit requirement (MDIB), discussed later, compare the APPLICABLE DIVISOR (see TABLE FOR DETERMINING APPLICABLE DIVISOR FOR MDIB*, in Appendix E) and the applicable life expectancy and use the lower number.

APPLICABLE LIFE EXPECTANCY.  The applicable life expectancy is:

-The owner's remaining life expectancy (single life expectancy), -The remaining joint life expectancy of the owner and the owner's designated beneficiary, or

Page 24        CHAPTER 6      WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

*If the owner dies before distributions have begun, the remaining life expectancy of the designated beneficiary.

For more information, see DETERMINING LIFE EXPECTANCY, later.

FIGURING SUBSEQUENT YEAR DISTRIBUTIONS. To figure the required minimum distribution after the first distribution year (the owner's 70 1/2 year), reduce the IRA account balance as of December 31 of that first year by any distribution for that first year made by April 1 of the following year.

  EXAMPLE 1. Joe, born October 1, 1923, reached 70 1/2 in 1994. His wife (his beneficiary) turned 56 in September 1994. He must begin receiving distributions by April 1, 1995. Joe's IRA account balance as of December 31, 1993, is $29,000. Based on their ages at year end (December 31, 1994), the joint life expectancy for Joe (age 71) and his beneficiary (age 56) is 29 years (see Table II in Appendix E). The required minimum distribution for 1994, Joe's first distribution year (his 70 1/2 year), is $1,000 ($29,000 divided by 29). This amount is distributed to Joe on April 1, 1995.
  Joe's IRA account balance as of December 31, 1994, is $29,725.
  To figure the minimum amount that must be distributed for 1995, the IRA account balance (as of December 31, 1994) of $29,725 is reduced by the $1,000 minimum required distribution for 1994 that was made on April 1, 1995. Thus, the account balance for determining the required distribution for 1995 is $28,725.

DETERMINING LIFE EXPECTANCY

Life expectancies are determined using life expectancy tables like Tables I and II in APPENDIX E. More extensive tables are in Publication 939.
  To determine your annual minimum distribution, use the applicable life expectancy in Table I (Single Life Expectancy) if the periodic payments are for your life only. Use the applicable life expectancy in Table II (Joint Life and Last Survivor Expectancy) if the payments are for the lives of you and your designated beneficiary.
  IF YOU DESIGNATE AS YOUR BENEFICIARY SOMEONE OTHER THAN YOUR SPOUSE, who is more than 10 years younger than you, and the distributions are not made as annuity payments under an annuity contract, be sure to see MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT (MDIB REQUIREMENT), later.

FOR DISTRIBUTIONS BEGINNING BY THE REQUIRED BEGINNING DATE (RBD) (see PERIODIC DISTRIBUTIONS under IRA OWNERS, earlier), determine life expectancies using the ages of the owner and the designated beneficiary (assuming you are using Table
II) as of their birthdays in the owner's 70 1/2 year.
  IF THE OWNER DIES BEFORE DISTRIBUTIONS HAVE BEGUN, the life expectancy of the designated beneficiary is determined using Table I and the age as of the beneficiary's birthday in the year distributions must begin.
  LIFE EXPECTANCY FOR SUBSEQUENT YEAR DISTRIBUTIONS. Unless you choose to REFIGURE your (or your spouse's) life expectancy each year (as discussed next), it must be reduced by one for each year that has passed since the date the life expectancy was initially determined. Use of this rule is said to result in distributions under the TERM CERTAIN method.
  ELECTION TO REFIGURE OR NOT TO REFIGURE LIFE EXPECTANCY. Your IRA terms may permit you and your spouse to elect whether to refigure one or both of your life expectancies. You must make this election by the date of the first required minimum distribution (see REQUIRED BEGINNING DATE (RBD) -- AGE 70 1/2 RULE, earlier).
  REFIGURING LIFE EXPECTANCY. If you own an IRA and elect to refigure your life expectancy (and that of your spouse, if it applies), it must be REFIGURED ANNUALLY unless your IRA terms provide otherwise. If you refigure life expectancy annually, the reduction of it by one for each year after it was initially determined does not apply.
  TO REFIGURE YOUR LIFE EXPECTANCY FOR EACH YEAR, use your age as of your birthday during the year. Then find your "refigured" life expectancy amount on Table I.
  TO REFIGURE THE JOINT LIFE AND LAST SURVIVOR EXPECTANCY OF YOU AND YOUR SPOUSE FOR EACH YEAR, use your and your spouse's ages as of your birthdays during the year. Then find your "refigured" life expectancy amount on Table II.
  IF YOUR BENEFICIARY IS NOT YOUR SPOUSE OR IF EITHER (BUT NOT
BOTH) YOU OR YOUR SPOUSE ELECT NOT TO REFIGURE, do not use this method to refigure your life expectancy. You must use a special computation method that is discussed under MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT, and illustrated in Example 3, later.
  See FURTHER INFORMATION, later, for relevant regulation citations.
  You can use the worksheet provided at the bottom of Appendix A for determining your required distribution whether or not you REFIGURE life expectancy.
  IF YOU OR YOUR SPOUSE DIES. If the joint life expectancy of you and your spouse is refigured annually and either of you dies, then only the survivor's life expectancy is used to figure distributions for the years after the year in which the death occurred.
  IF YOU AND YOUR SPOUSE DIE. If the life expectancies of both you and your spouse are refigured and both of you die after the date distributions must start, the entire interest must be distributed before the last day of the year following the year of the second death.

MINIMUM DISTRIBUTION
INCIDENTAL BENEFIT REQUIREMENT
(MDIB REQUIREMENT)
Distributions from an IRA during the owner's lifetime must satisfy the MDIB requirement. This is a requirement that must be met to ensure that the IRA is used primarily

        CHAPTER 6     WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?    PAGE 25
to provide retirement benefits to the IRA owner. After the owner's death, only "incidental" benefits are expected to remain for distribution to the owner's beneficiary (or beneficiaries).
  IF YOUR SPOUSE IS YOUR ONLY BENEFICIARY, you will satisfy the MDIB requirement if you satisfy the general minimum distribution requirements just discussed.
  IF SOMEONE OTHER THAN YOUR SPOUSE IS YOUR BENEFICIARY AND IS MORE
THAN 10 YEARS YOUNGER THAN YOU, or if you have one or more beneficiaries in addition to your spouse and the youngest is more than 10 years younger than you, there are additional steps to figure your required minimum distribution that satisfies the MDIB requirement. If you have two or more beneficiaries, including your spouse, the rule in the preceding paragraph applies only if his or her portion of your benefit is in a separate account.
  To figure a minimum distribution that meets the MDIB requirements, you must complete the following additional steps:

  1) Find the APPLICABLE DIVISOR for a person your age in Appendix E under TABLE FOR DETERMINING APPLICABLE DIVISOR FOR MDIB. Use your age as of your birthday in the year that you are figuring the minimum distribution.

  2) Compare your applicable divisor and your APPLICABLE LIFE EXPECTANCY (see DETERMINING LIFE EXPECTANCY, earlier) for the year, and determine which number is smaller.

  3) To figure your required minimum distribution, DIVIDE THE IRA ACCOUNT BALANCE as of the close of business of the December 31 of the preceding year BY THE SMALLER NUMBER (your applicable divisor or your applicable life expectancy).

  EXAMPLE 2. Assume the same facts as in Example 1, earlier, except that Joe's beneficiary is his brother. Because Joe's beneficiary is not his spouse, he must use the TABLE FOR DETERMINING APPLICABLE DIVISOR FOR MDIB (see Appendix E) and compare the applicable divisor from that table to the life expectancy determined using TABLE II (JOINT LIFE AND LAST SURVIVOR EXPECTANCY) in Appendix E. Joe must use the smaller number from the tables. In this example, the required minimum distribution for 1994 is $1,146 ($29,000 divided by 25.3) instead of the $1,000 computed in Example 1. Joe's adjusted December 31, 1994, account balance to be used for determining the required distribution for 1995 is $28,579 ($29,725 minus $1,146).
  EXAMPLE 3. Assume the same facts as in Example 2, except that, because Joe's IRA terms do not provide otherwise, he must refigure life expectancies to figure his required minimum distribution for 1995. Joe's minimum distribution for 1995 is figured by dividing his adjusted account balance as of December 31, 1994 ($28,579) by his and his brother's joint life and last survivor expectancy. Their joint life and last survivor expectancy can be refigured as follows:

1) Life expectancy of nonspouse beneficiary (from Table I in Appendix E)
using his or her age as of his or her birthday in calendar year 1994.... 27.7
2) Number of years that have passed since 1994 (use whole number).......    1
3) Remaining life expectancy period.  Subtract line 2 from line 1....... 26.7
4) Find the divisor amount in Table 1 that is closest to, but less than
the amount on line 3.  Enter the age shown for that divisor amount......   58
5) IRA owner's age as of his or her birthday in calendar year 1995......   72
6) Joint life and last survivor expectancy (from Table II in Appendix)
using the ages on lines 4 and 5......................................... 27.3
7) Applicable divisor (from Table for Determining Applicable Divisor for
MDIB)................................................................... 24.4
8) REFIGURED LIFE EXPECTANCY.  Compare lines 6 and 7.  Enter the smaller number here............................................................. 24.4

Joe's required minimum distribution for 1995 using the refigured life expectancy (line 8 above) is $1,171 ($28,579 divided by 24.4).
  EFFECT OF THE IRA OWNER'S DEATH. The MDIB requirement does not apply to distributions in years after the death of the original IRA owner. Consequently, if you hold an IRA as the beneficiary of the IRA owner, minimum distributions from this IRA can be figured using the general rules for minimum distributions discussed earlier.

FURTHER INFORMATION. Required distribution rules are explained more fully in sections 1.401(a)(9)--1, 1.401(a)(9)--2, and 1.408 of the proposed Income Tax Regulations. These regulations can be read in many libraries and IRS offices.

MISCELLANEOUS RULES FOR
MINIMUM DISTRIBUTIONS

The following rules may apply to your minimum distribution.

INSTALLMENTS ALLOWED. The yearly minimum required distribution can be taken in a series of installments (monthly, quarterly, etc.) as long as the total distributions for the year equal the minimum required amount.

IF YOU HAVE MORE THAN ONE IRA, you must determine the required minimum distribution separately for each IRA; however, you can total these minimum amounts and take the total from any one or more of the IRAs.

  EXAMPLE. Mary, born August 1, 1923, became 70 1/2 on February 1, 1994. She has two IRAs. She must begin receiving her IRA distributions by April 1, 1995. On December 31, 1993, Mary's account balance from IRA A was $10,000; her account balance from IRA B was $20,000. Mary's brother, age 64 as of his birthday in 1994, is the beneficiary of IRA A. Her husband, age 78 as of his birthday in 1994, is the beneficiary of IRA B.

PAGE 26   CHAPTER 6      WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

  Mary's required minimum distribution from IRA A is $427 ($10,000 divided by 23.4, the joint life and last survivor expectancy of Mary and her brother per Table II in Appendix E). The amount of the required minimum distribution from IRA B is $1,143 ($20,000 divided by 17.5, the joint life and last survivor expectancy of Mary and her husband per Table II in Appendix E). The required distribution that must be withdrawn by Mary from either one, or both, of her IRA accounts by April 1, 1995, is $1,570.

IF YOU RECEIVE MORE, IN ANY YEAR, THAN THE REQUIRED MINIMUM AMOUNT FOR THAT YEAR, you will not receive credit for the additional amount when determining the required minimum amounts for future years. However, any amount distributed in your 70 1/2 year will be credited toward the amount that must be distributed by April 1 of the following year.

ANNUITY DISTRIBUTIONS FROM AN INSURANCE COMPANY. Special rules apply if you receive distributions from your IRA as an annuity purchased from an insurance company. See FURTHER INFORMATION, earlier.

--------------------------------------------------------------------------------
TAX TREATMENT OF DISTRIBUTIONS

In general, include IRA distributions in your gross income in the year you receive them. Exceptions to this general rule are rollovers and timely withdrawals of contributions, discussed earlier, and the return of nondeductible contributions, discussed next under DISTRIBUTIONS FULLY OR PARTLY TAXABLE.

ORDINARY INCOME. IRA distributions that you must include in income are taxed as ordinary income.

NO SPECIAL TREATMENT. In figuring your tax, you cannot use the special averaging or capital gain treatment that applies to lump-sum distributions from qualified employer plans.

DISTRIBUTIONS FULLY
OR PARTLY TAXABLE
Your IRA distributions may be fully or partly taxable, depending on whether your IRA includes only deductible contributions or any nondeductible contributions.

FULLY TAXABLE. If only deductible contributions were made to your IRA (or IRAs, if you have more than one) since it was set up, you have NO BASIS in your IRA. Because you have no basis in your IRA, any distributions are fully taxable when received. See REPORTING AND WITHHOLDING REQUIREMENTS FOR TAXABLE AMOUNTS later.

PARTLY TAXABLE. If you made nondeductible contributions to any of your IRAs, you have a COST BASIS (investment in the contract) to the extent of those contributions. These nondeductible contributions are NOT TAXED when they are distributed to you. They are a return of your investment in your IRA.
  When IRA distributions are made, special rules apply in figuring the tax on the distributions if:
*Only nondeductible IRA contributions were made and there are any earnings or gains, or
*If both deductible and nondeductible IRA contributions were made.

Only the part of the distribution that represents nondeductible contributions (your cost basis) is tax-free. Once nondeductible contributions have been made, distributions consist partly of nondeductible contributions (basis) and partly of deductible contributions, earnings, or gains. Until you run out of basis, each distribution is partly taxable and partly nontaxable.

FORM 8606. You must complete, and attach to your return, Form 8606 if you receive an IRA distribution and, at any time, have made nondeductible IRA contributions. Using the form, you will figure the nontaxable distributions for 1994, and your total IRA basis for 1994 and earlier years. See the illustrated Forms 8606 in Appendix D.

FIGURING THE NONTAXABLE AND TAXABLE
AMOUNTS

If your IRA includes nondeductible contributions and you received a distribution from it in 1994, you must use Form 8606 to figure how much of your 1994 IRA distribution is tax free.
  IF YOU MADE IRA CONTRIBUTIONS FOR 1994 THAT MAY BE NONDEDUCTIBLE because you are covered by an employer retirement plan, you also need to use a special worksheet (See COVERED BY EMPLOYER PLAN?, next). You can then determine how much you must include in taxable income for any part of the IRA distribution that represents deductible contributions, earnings or gains. If you have more than one IRA, you must consider them together, as if they were a single IRA.

COVERED BY EMPLOYER PLAN? If you are covered by an employer retirement plan and you made IRA contributions for 1994 that may be nondeductible, depending on whether your IRA deduction for that year is reduced (see DEDUCTION LIMITS, in Chapter 4), you can use the following worksheet to figure how much of your 1994 IRA distribution(s) is tax-free and how much is taxable. Use the related instructions, under REPORTING YOUR NONTAXABLE DISTRIBUTION ON FORM 8606, later, to figure your remaining basis after the distribution.

     CHAPTER 6      WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?    PAGE 27

                               WORKSHEET TO FIGURE
                          TAXABLE PART OF DISTRIBUTION

(Use only if you have to figure the taxable part of your 1994 distributions to determine your modified AGI for that year;
  see DEDUCTIONS LIMITS in Chapter 4.)
--------------------------------------------------------------------------------
1) Enter the basis in your IRA(s) as of 12/31/93
 ................................................  $
                                                  ----------
2) Enter all IRA contributions made for 1994,
   WHETHER OR NOT DEDUCTIBLE.  Include
   contributions made during 1/1/95 - 4/15/95
   for the 1994 year, but exclude contributions
   rolled over from retirement plans............  $
                                                  -----------
3) Add lines 1 and 2............................  $
                                                  -----------
4) Enter the value of ALL your IRA(s) as of 12/
   31/94 (include any outstanding rollovers)....  $
                                                  -----------
5) Enter the total IRA distributions received in
   1994 (Do not include outstanding rollovers)..  $
                                                  -----------
6) Add lines 4 and 5 ...........................  $
                                                  -----------
7) Divide line 3 by line 6.  Enter the result as
   a decimal (to at least two places). Do not
   enter more than 1.00 ........................  $
                                                  -----------
8) NONTAXABLE PORTION of the distribution.
   Multiply line 5 by line 7 ...................  $
                                                  -----------
9) TAXABLE PORTION of the distribution.  Subtract
   line 8 from line 5 ..........................  $
                                                  -----------

  REPORTING YOUR NONTAXABLE DISTRIBUTION ON FORM 8606. To report your nontaxable distribution and to figure the remaining basis in your IRA after distributions, you can:

1) Use the worksheet in the Form 1040 instructions to figure your deductible IRA contributions to report on lines 23a and 23b of Form 1040 or lines 15a and 15b of Form 1040A.

2) After you complete the worksheet in the Form 1040 or Form 1040A instructions, enter your nondeductible IRA contributions on line 1 of Form 8606.

3) Complete lines 2-5 of Form 8606. If your IRA basis before 1994 distributions (line 5 of Form 8606) is less than the nontaxable part of those distributions (line 8 of the above worksheet), complete lines 6-13 of Form 8606 and STOP HERE. If line 5 of Form 8606 is equal to or greater than line 8 of the above worksheet, follow instructions 4 and 5, next. Do not complete lines 6-9 of Form 8606.

4) Enter the amount from line 8 of the above worksheet on line 10 of Form 8606. Enter the amount from line 9 on line 13 of Form 8606.

5) Complete lines 11 and 12 of Form 8606.

  EXAMPLE. Rose Green has made the following contributions to her IRAs--

Year                     Deductible               Nondeductible
----                     ----------               -------------
1987                     $2,000                        -0-
1988                     $2,000                        -0-
1989                     $2,000                        -0-
1990                     $1,000                        -0-
1991                     $1,000                        -0-
1992                     $1,000                        -0-
1993                     $  700                       $300
                   -----------------------  --------------------
Totals                   $9,700                       $300

In 1994, Rose, whose IRA deduction for that year may be reduced or eliminated, makes a $2,000 contribution that may be partly nondeductible. She also withdraws $5,000. At the end of that year, the fair market value of her accounts, including earnings, total $20,000. She did not have any tax-free withdrawals in earlier years. The amount she includes in income is figured as follows:


                               WORKSHEET TO FIGURE
                          TAXABLE PART OF DISTRIBUTION

(Use only if you have to figure the taxable part of your 1994 distributions to determine your modified AGI for that year;
  see DEDUCTION LIMITS in Chapter 4.)
--------------------------------------------------------------------------------

1)  Enter the basis in your IRA(s) as of 12/31/93
    .............................................  $    300
2)  Enter all IRA contributions made for 1994,
    WHETHER OR NOT DEDUCTIBLE.  Include
    contributions made during 1/1/95 - 4/15/95
    for the 1994 year, but exclude contributions
    rolled over from retirement plans............  $   2,000
                                                   ---------
3)  Add lines 1 and 2............................  $   2,300
                                                   ---------
4)  Enter the value of ALL your IRA(s) as of 12/
    31/94 (include any outstanding rollovers)....  $  20,000

5)  Enter the total IRA distributions received in
    1994 (Do not include outstanding rollovers)..  $   5,000
                                                   ---------
6) Add lines 4 and 5.............................  $  25,000
                                                   ---------
7) Divide line 3 by line 6.  Enter the result as a
   decimal (to at least two places). Do not enter
   more than 1.00................................       .092
                                                   ---------
8) NONTAXABLE PORTION of the distribution.
   Multiply line 5 by line 7.....................  $     460
                                                   ---------
9) TAXABLE PORTION of the distribution.  Subtract
   line 8 from line 5............................  $   4,540
                                                   ---------

  The following illustrated Form 8606 for Rose shows the information required when you need to use the above worksheet to figure your nontaxable distribution. Assume that the amount used on line 1 of Form 8606 is the amount Rose figured using instructions 1) and 2) given earlier under REPORTING YOUR NONTAXABLE DISTRIBUTION ON FORM 8606.

PAGE 28        CHAPTER 6      WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

FORM 8606                                   NONDEDUCTIBLE IRAs                                         OMB No. 1545-1007
                                                                                                       -----------------
                                (CONTRIBUTIONS, DISTRIBUTIONS, AND BASIS)                                      1994
Department of the Treasury      PLEASE SEE WHAT RECORDS MUST I KEEP? ON PAGE 2                            Attachment
Internal Revenue Service        ATTACH TO FORM 1040, FORM 1040A, OR FORM 1040NR.                          Sequence No. 47
--------------------------------------------------------------------------------------------------------------------------------
Name.  If married, file a separate Form 8606 for each spouse.  See instructions.                  Your social security number
                      Rose Green                                                                       001:00:0000
--------------------------------------------------------------------------------------------------------------------------------
Fill in Your Address Only            Home address (number and street, or P.O. box if                            Apt. no.
If You Are Filing This               mail is not delivered to your home
Form by Itself and Not
                                ------------------------------------------------------------------------------------------------
With Your Tax Return                 City, town or post office, state, and ZIP code

--------------------------------------------------------------------------------------------------------------------------------
                              CONTRIBUTIONS, NONTAXABLE DISTRIBUTIONS, AND BASIS
 1   Enter your IRA contributions for 1994 that you choose to be nondeductible.
     Include those made during 1/1/95-4/17/95 that were for 1994.  See instructions . . . . . . . . .  1    500.00
                                                                                                      --------------------------
 2   Enter your total IRA basis for 1993 and earlier years.  See instructions . . . . . . . . . . . .  2    300.00
                                                                                                      --------------------------
 3   Add lines 1 and 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3    800.00
                                                                                                      --------------------------
          ---------------
          DID YOU RECEIVE-------------------------NO-----------------Enter the amount from line 3 on
          ANY IRA                                                    line 12.  Then, stop and read WHEN
          DISTRIBUTIONS                                              AND WHERE TO FILE on page 2.
          (WITHDRAWLS)
          IN 1994?       -------------------------YES----------------Go to line 4.
          ---------------
 4   Enter only those contributions included on line 1 that were made during 1/1/95-4/17/95.  This amount will be the same as line 1 if all of your nondeductible contributions for 1994 were
     made in 1995 by 4/17/95.  See instructions . . . . . . . . . . . . . . . . . . . . . . . . . . .  4      0
                                                                                                      --------------------------
 5   Subtract line 4 from line 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5    800.00
                                                                                                      --------------------------
 6   Enter the total value of ALL your IRAs as of 12/31/94 plus any outstanding rollovers.  See instructions . . . . . . . . . . . . . . . . . . . . . . . .  6
                                                                                  --------------------
 7   Enter the total IRA distributions received during 1994.  Do not include amounts rolled over before 1/1/95.  See instructions . . . . . . . . . . . .  7
                                                                                  --------------------
 8   Add lines 6 and 7. . . . . . . . . . . . . .  8
                                                  --------------------------
 9   Divide line 5 by line 8 and enter the result as a decimal (to at least two
     places).  Do not enter more than "1.00". . . . . . . . . . . . . . . . . . .  9            X    .
                                                                                  --------------------
10   Multiply line 7 by line 9.  This is the amount of your nontaxable
     distributions for 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10   460.00*
                                                                                                      --------------------------
11   Subtract line 10 from line 5.  This is the basis in your IRA(s) as of 12/31/94 . . . . . . . . .  11   340.00
                                                                                                      --------------------------
12   Add lines 4 and 11.  This is your total IRA basis for 1994 and earlier years . . . . . . . . . .  12   340.00
                                                                                                      --------------------------

                                          TAXABLE DISTRIBUTIONS FOR 1994
13   Subtract line 10 from line 7.  Enter the result here and on Form 1040, line 15b; Form 1040A, line 10b;
     or Form 1040NR, line 16b, whichever applies. . . . . . . . . . . . . . . . . . . . . . . . . . .  13 4,540.00*
--------------------------------------------------------------------------------------------------------------------------------
SIGN HERE ONLY IF YOU      Under penalties of perjury, I declare that I have examined this form, including accompanying
ARE FILING THIS FORM       statements, and to the best of my knowledge and belief, it is true, correct, and complete.
BY ITSELF AND NOT WITH
                                       -----------------------------------------------------------        ----------------------
YOUR TAX RETURN                        Your signature                                                     Date
--------------------------------------------------------------------------------------------------------------------------------

*From worksheet in IRS Publication 590



RECOGNIZING LOSSES
ON IRA INVESTMENTS

If you have a loss on your IRA investment, you can recognize the loss on your income tax return, but only when all the amounts in all your IRA accounts have been distributed to you and the total distributions are less than your unrecovered basis, if any. Your basis is the total amount of the nondeductible contributions in your IRAs. You claim the loss as a miscellaneous itemized deduction, subject to the 2 percent limit, on Schedule A, Form 1040.

  EXAMPLE. Bill King has made nondeductible contributions to an IRA totaling $2,000, giving him a basis at the end of 1993 of $2,000. By the end of 1994, his IRA earns $400 in interest income. In that year, Bill withdraws $600, reducing the value of his IRA to $1,800 at year's end. Bill figures the taxable part of the distribution and his remaining basis on Form 8606 (ILLUSTRATED IN APPENDIX
D).
  In 1995, Bill's IRA has a LOSS of $500. At the end of that year, Bill's IRA balance is $1,300. Bill's remaining basis in his IRA is $1,500. Bill withdraws the $1,300 balance remaining in the IRA. He can claim a loss for 1995 of $200 (the $1,500 basis minus the $1,300 withdrawn IRA balance).

INHERITED IRAS

The beneficiaries of your IRA must include distributions to them in their gross incomes.

BENEFICIARIES. Your beneficiaries can be your estate, dependents, and anyone you choose to receive the benefits of your IRA after you die.
  SPOUSE. If you inherit an interest in an IRA from your spouse, you can elect to treat the entire inherited interest as your own IRA as discussed under INHERITED IRAS in Chapter 3. See the discussion earlier under REQUIRED DISTRIBUTIONS for the rules on when you must begin to make withdrawals from the IRA.
  BENEFICIARY OTHER THAN SPOUSE. If you inherit an IRA from someone other than your spouse, you cannot treat it as though you established it. The IRA may not be rolled over into, or receive a rollover from, another IRA. No deduction will be allowed for amounts paid into that inherited IRA, nor can nondeductible contributions be made to an inherited IRA.

       CHAPTER 6      WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?    PAGE 29

IRA WITH BASIS. If you inherit an IRA from a person who had a basis in the IRA because of nondeductible contributions, that basis remains with the IRA. Unless you are the decedent's spouse and choose to treat the IRA as your own, you cannot combine this basis with any basis you have in your own IRA(s) or any basis in IRA(s) you inherited from other decedents. If you take a distribution from an inherited IRA and your IRA, and each has basis, you must complete separate Forms 8606 to determine the taxable and nontaxable portions of those distributions.

DEATH BENEFIT EXCLUSION. Your beneficiaries cannot claim a death benefit exclusion for any part of a distribution from your IRA.

FEDERAL ESTATE TAX DEDUCTION. Your beneficiary may be able to claim a deduction for estate tax attributable to certain distributions from your IRA after you die. The beneficiary can deduct the part of the estate tax paid on any part of a distribution that the beneficiary must include in income as income in respect of a decedent. He or she can take the deduction for the tax year the beneficiary reports that income. For information on claiming this deduction, see OTHER TAX INFORMATION in Publication 559, TAX INFORMATION FOR SURVIVORS, EXECUTORS, AND ADMINISTRATORS.
     Any taxable part of a distribution that is not income in respect of a decedent is a payment the beneficiary must include in income. However, the beneficiary cannot take any estate tax deduction for this part.
     If the beneficiary is your spouse, he or she can, as the surviving spouse, roll over the distribution to another IRA and avoid including it in income for the year received.

OTHER SPECIAL IRA SITUATIONS
There are other special IRA situations that you may encounter. They include the following:

DISTRIBUTION OF AN ANNUITY CONTRACT FROM YOUR IRA ACCOUNT. You may tell the trustee or custodian of your IRA account to use the amount in the account to buy an annuity contract for you. You are not taxed when you receive the annuity contract from your account. You are taxed when you start receiving payments from that annuity contract.
     TAX TREATMENT. If only deductible contributions were made to your IRA since it was set up (this includes all your IRAs, if you have more than one), the annuity payments are fully taxable.
     If your IRA includes both deductible and nondeductible contributions, the annuity payments are taxed as explained earlier under DISTRIBUTIONS FULLY OR PARTLY TAXABLE.

CASHING IN RETIREMENT BONDS. When you cash in retirement bonds, you are taxed on the entire amount you receive. If you do not cash in your bonds before the end of the year in which you reach age 70 1/2, you will be taxed on the entire value of the bonds at that time. This is the amount you would have received if you had cashed in the bonds at that time. When the bonds are cashed later, you will not be taxed again.

REPORTING AND WITHHOLDING REQUIREMENTS FOR TAXABLE AMOUNTS
If you receive a distribution from your IRA, you will receive FORM 1099-R, DISTRIBUTIONS FROM PENSIONS, ANNUITIES, RETIREMENT OR PROFIT-SHARING PLANS, IRAS, INSURANCE CONTRACTS, ETC., or a similar statement. IRA distributions are shown in Boxes 1 and 2 of Form 1099-R. A number or letter code in Box 7 tells you what type of distribution you received from your IRA. THE NUMBER CODES MEAN:

1) Early (premature) distribution, no known exception.
2) Early (premature) distribution, exception applies.
3) Disability.
4) Death.
5) Prohibited transactions.
6) Section 1035 exchange (a tax-free exchange of insurance contracts).
7) Normal distribution.
8) Excess contributions plus earnings/
   excess deferrals (and/or earnings)
   taxable in 1994.
9) PS-58 costs (premiums paid by a trustee or custodian for current insurance protection, taxable to you currently).

THE LETTER CODES MEAN:
P--Excess contributions plus earnings/
excess deferrals taxable in 1993.
A--Eligible for 5-year/10-year averaging.
B--Eligible for death benefit exclusion.
C--Eligible for both A and B.
D--Excess contributions plus earnings/
excess deferrals taxable in 1992.
E--Excess annual additions under section 415.
F--Charitable gift annuity.
G--Direct rollover to IRA.
H--Direct rollover to qualified plan or
tax-sheltered annuity.

If the distribution shown on Form 1099-R is from your IRA (or
SEP-IRA), the small box in box 7 (labeled IRA/SEP) should be checked.

WITHHOLDING. Federal income tax is withheld from IRA distributions unless you choose not to have tax withheld. (See also, ROLLOVER FROM EMPLOYER'S PLAN INTO AN IRA, in Chapter 5.) The tax withheld from an annuity or a similar periodic payment is based on your marital status and the number


Page 30   Chapter 6 WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?

of withholding allowances you claim on your withholding certificate (Form W-4P). If you have not filed a certificate, the tax withheld will be determined by treating you as a married individual claiming three withholding allowances.
     Generally, tax will be withheld at a 10% rate on lump-sum distributions. WITHHOLDING FROM IRA DISTRIBUTIONS OUTSIDE THE UNITED STATES.
In general, if you are a U.S. citizen or resident alien and your home address is outside the United States or its possessions, you cannot choose exemption from withholding on your IRA distributions.
     To choose exemption from withholding on your IRA, you must:
- Give the payer of the IRA distributions your home address in the United States or in a U.S. possession, or

- Certify under penalties of perjury that you are not a U.S. citizen, a resident alien of the United States, or a tax-avoidance expatriate.

OTHERWISE, THE PAYER MUST WITHHOLD TAX.
     For more information, see WITHHOLDING ON PENSIONS AND ANNUITIES in Publication 505, TAX WITHHOLDING AND ESTIMATED TAX. See also Publication 515, WITHHOLDING OF TAX ON NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.

REPORTING TAXABLE DISTRIBUTIONS ON YOUR RETURN. Report fully taxable distributions, including premature distributions, on line 15b, Form 1040 (no entry is required on line 15a) or line 10b, Form 1040A. If only part of the distribution is taxable, enter the total amount on line 15a, Form 1040 (or line 10a, Form 1040A) and the taxable part on line 15b (or 10b). You cannot report distributions on Form 1040EZ.

ESTATE TAX. For information on how estate tax laws relate to certain IRAs, get Publication 448, FEDERAL ESTATE AND GIFT TAXES.


                                                              FORM 1040

--------------------------------------------------------------------------------------------------------------------
INCOME
Attach Copy B of your Forms W-2, W-2G, and 1099-R here.

If you did not get a W-2, see page 15.

Enclose, but do not attach, any payment with your return.

 7   Wages, salaries, tips, etc. Attach Form(s) W-2                                                  7
                                                                                                  ------------------
 8a  Taxable interest income (see page 15). Attach Schedule B if over $400                           8a
                                                                                                  ------------------
  b  Tax-exempt interest (see page 16). DON'T include on line 8a   8b
                                                                 -------------------------------
 9   Dividend income. Attach Schedule B if over $400                                                 9
                                                                                                  ------------------
10   Taxable refunds, credits, or offsets of state and local income taxes (see page 16)             10
                                                                                                  ------------------
11   Alimony received                                                                               11
                                                                                                  ------------------
12   Business income or (loss). Attach Schedule C or C-EZ                                           12
                                                                                                  ------------------
13   Capital gain or (loss). If required, attach Schedule D (see page 16)                           13
                                                                                                  ------------------
14   Other gains or (losses). Attach Form 4797                                                      14
                                                                                                  ------------------
15a  Total IRA distributions  .   15a                              b Taxable amount (see page 17)   15b
                                 --------------------------------                                 ------------------
16a  Total pensions and annuities 16a                              b Taxable amount (see page 17)   16b
                                 --------------------------------                                 ------------------
17   Rental real estate, royalties, partnerships, S corporations, trusts, etc.  Attach Schedule E    17
                                                                                                  ------------------
18   Farm income or (loss).  Attach Schedule F. . . . . . . . . . . . . . . . . . . . . . . . . .    18
                                                                                                  ------------------
19   Unemployment compensation (see page 18). . . . . . . . . . . . . . . . . . . . . . . . . . .    19
                                                                                                  ------------------
20a  Social security benefits     20a                              b Taxable amount (see page 18)    20b
                                 --------------------------------                                 ------------------
21   Other income.  List type and amount--see page 18 . . . . . . . . . . . . . . . . . . . . . .    21
                                                                                                  ------------------
22   Add the amounts in the far right column for lines 7 through 21.  This is your total income ->   22

                                                             FORM 1040A

--------------------------------------------------------------------------------------------------------------------
FIGURE YOUR TOTAL INCOME

Attach Copy B of your Forms W-2 and 1099-R here.

If you didn't get a W-2, see page 25.

Enclose, but do not attach, any payment with your return.

 7   Wages, salaries, tips, etc.  This should be shown in box 1 of your W-2
     form(s).  Attach Form(s) W-2.                                               7
--------------------------------------------------------------------------------------------------------------------
 8a  Taxable interest income (see page 25).  If over $400, attach
     Schedule 1.                                                                 8a
     ----------------------------------------------------------------------------------------------------------------
  b  Tax-exempt intest.  DO NOT include on line 8a.      8b
-----------------------------------------------------------------------------
 9   Dividends.  If over $400, attach Schedule 1.                                9
--------------------------------------------------------------------------------------------------------------------
10a  Total IRA                                         10b  Taxable amount
     distributions.      10a                                (see page 26).      10b
--------------------------------------------------------------------------------------------------------------------
11a Total pensions                                    11a  Taxable amount
    and annuities       11a                                (see page 27).       11b
--------------------------------------------------------------------------------------------------------------------
12  Unemployment compensation (see page 30).                                    12
--------------------------------------------------------------------------------------------------------------------
13a Social security                                   13b  Taxable amount
    benefits            13a                                (see page 31).       13b
--------------------------------------------------------------------------------------------------------------------

14  Add lines 7 thorugh 13b (far right column).  This is your total income.->   14
--------------------------------------------------------------------------------------------------------------------


            Chapter 6  WHEN CAN I WITHDRAW OR USE ASSETS FROM AN IRA?    Page 31

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------
WHAT ACTS RESULT IN PENALTIES?


     The tax advantages of using IRAs for retirement savings can be offset by additional taxes and penalties if you do not follow the rules. For example, there are additions to the regular tax for using your IRA funds in prohibited transactions. There are also additional taxes for:

- Making excess contributions,

- Making early withdrawals (taking premature distributions),

- Allowing excess amounts to accumulate (failing to make required withdrawals), or

- Receiving excess distributions.

     There are penalties for overstating the amount of nondeductible contributions and for failure to file Form 8606, NONDEDUCTIBLE IRAS (CONTRIBUTIONS, DISTRIBUTIONS, AND BASIS), if required.
     This chapter discusses those acts that you should avoid and the additional taxes and other costs, including loss of IRA status, that apply if you don't.


--------------------------------------------------------------------------------
PROHIBITED TRANSACTIONS

Generally, a prohibited transaction is any improper use of your IRA account or annuity by you or any DISQUALIFIED PERSON.
     Some examples of disqualified persons for this purpose are:

     Your fiduciary, or

     Members of your family (spouse, ancestor, lineal descendant and any spouse of a lineal descendant).

Some examples of prohibited transactions with an IRA are:

1) Borrowing money from it,

2) Selling property to it,

3) Receiving unreasonable compensation for managing it,

4) Using it as security for a loan, and

5) Buying property for personal use (present or future) with IRA funds.

EFFECT ON AN IRA ACCOUNT. Generally, if YOU OR YOUR BENEFICIARY engage in a prohibited transaction in connection with your IRA account at any time during the year, IT WILL NOT BE TREATED AS AN IRA as of the first day of the year.

EFFECT ON YOU (OR YOUR BENEFICIARY). If you (or your beneficiary) engage in a prohibited transaction in connection with your IRA account at any time during the year, you (or your beneficiary) must include the fair market value of all (or part, in certain cases) of the IRA assets in your gross income for that year. The fair market value is the price at which the IRA assets would change hands between a willing buyer and a willing seller, when neither has any need to buy or sell, and both have reasonable knowledge of the relevant facts.
     You must use the fair market value of the assets as of the first day of the year you engaged in the prohibited transaction. You may also have to pay the 10% tax on premature distributions and the 15% tax on excess distributions, discussed later.
     BORROWING ON AN ANNUITY CONTRACT. If you borrow money against your IRA annuity contract, you must include in your gross income the fair market value of the annuity contract as of the first day of your tax year. You may also have to pay the 10% additional tax on premature distributions and the 15% tax on excess distributions discussed later.
     PLEDGING AN ACCOUNT AS SECURITY. If you use a part of your IRA account as security for a loan, THAT PART is treated as a distribution and is included in your gross income. You may have to pay the 10% additional tax on premature distributions, and the 15% tax on excess distributions discussed later.

TRUST ACCOUNT SET UP BY AN EMPLOYER OR AN EMPLOYEE ASSOCIATION. Your account or annuity DOES NOT LOSE ITS IRA TREATMENT IF your employer or employee association, with whom you have your IRA, engages in a prohibited transaction.
     IF YOU PARTICIPATE in the prohibited transaction with your employer or association, your account is no longer treated as an IRA.

EXCISE TAXES. If someone other than the owner or beneficiary of an IRA engages in a prohibited transaction, that person may be liable for certain excise taxes. In general, there is a 5% tax on the amount of the prohibited transaction, and a 100% additional tax if the transaction is not corrected.
     IF THE IRA CEASES TO BE AN IRA because of a prohibited transaction by you (or your beneficiary), you (or your beneficiary) are not liable for these excise taxes. However, you (or your beneficiary) may have to pay other taxes as discussed above under EFFECT ON YOU (OR YOUR BENEFICIARY).

OTHER ACTS TO AVOID
The following acts are also prohibited:

INVESTMENT IN COLLECTIBLES. If your IRA invests in collectibles, the amount invested is considered distributed


Page 32    Chapter 7  WHAT ACTS RESULT IN PENALTIES?

to you in the year invested. You may also have to pay the 10% tax on premature distributions, the 15% tax on excess distributions, and the excise taxes discussed earlier.
     COLLECTIBLES include art works, rugs, antiques, metals, gems, stamps, coins, alcoholic beverages, and certain other tangible personal property.

     EXCEPTION. Your IRA can invest in one, one-half, one-quarter, or one-tenth ounce U.S. gold coins, or one-ounce silver coins minted by the Treasury Department.

EXEMPTIONS
Certain transactions that have been viewed previously as prohibited transactions, have been granted exemption from prohibited transaction penalties by the Department of Labor. Recently, exemptions have been granted for the following, if they meet the requirements for exemption:

- Payments by an IRA sponsor of cash, property, or other consideration to an individual (or members of his family) for whose benefit the IRA is established or maintained.

- Receipt of services from a bank at reduced or no cost by an individual for whose benefit an IRA is established or maintained.

EXEMPTION FOR PAYMENTS OF CASH, PROPERTY, OR OTHER CONSIDERATION. The following requirements must be satisfied for this exemption to apply:

1) The payments must be given for establishing an IRA or for making additional contributions to it;

2) The IRA must be established solely to benefit you, your spouse, and beneficiaries (yours and your spouse's);

3) During the year the total of the fair market value of the payments you receive cannot exceed:

   a)  $10 for IRA deposits of less than $5,000, or

   b)  $20 for IRA deposits of $5,000 or more;

4) If the consideration you are provided is group term life insurance, then the previous two conditions do not apply provided that no more than $5,000 of the face value of the insurance is based on a dollar for dollar basis on the assets in your IRA.

EXEMPTION FOR SERVICES YOU RECEIVE AT REDUCED OR NO COST. After May 11, 1993, the following conditions must be satisfied for this exemption to apply:

  1) The IRA taken into account for purposes of qualifying to receive the services must be established and maintained for the benefit of you, your spouse, or beneficiaries (yours and your spouse's).

  2) The services must be services the bank itself can legally offer.

  3) The services must be provided in the ordinary course of business by the bank (or a bank affiliate) to customers who qualify but do not maintain an IRA (or a Keogh plan).

  4) For an IRA, the determination of who qualifies for these services must be based on an IRA (or a Keogh plan) deposit balance equal to the lowest qualifying balance for any other type of account.

  5) The rate of return on an IRA investment that qualifies cannot be less than the return on an identical investment that could have been made at the same time at the same branch of the bank by a customer who is not eligible for (or does not receive) these services.


--------------------------------------------------------------------------------
EXCESS CONTRIBUTIONS

Generally, an excess contribution is the amount contributed to your IRAs that is more than the smaller of the following amounts:

  1) Your taxable compensation for the year, or

  2) $2,000.

The taxable compensation limit applies whether your contributions are deductible or nondeductible.
   CONTRIBUTIONS FOR THE YEAR YOU REACH AGE 70 1/2 and any later year are also excess contributions.
   An excess contribution could be the result of your contribution, your spouse's contribution, your employer's contribution, or an improper rollover contribution. If your employer makes contributions on your behalf to a SEP-IRA, see Chapter 8, SIMPLIFIED EMPLOYEE PENSION (SEP).

TAX ON EXCESS CONTRIBUTIONS. If the excess contribution for a year is not withdrawn by the date your return for the year is due (including extensions) as explained later, you are subject to a 6% tax. You must pay the 6% tax each year on excess amounts that remain in your IRA at the end of your tax year. The excess is taxed for the year of the excess contribution and for each year after that, until you correct it. The tax cannot be more than 6% of the value of your IRA as of the end of your tax year.
   The excise tax is figured on FORM 5329. For information on filing Form 5329, see REPORTING ADDITIONAL TAXES, later.
   EXAMPLE. For 1994, Paul Jones is single, his compensation is $31,000, and he contributed $2,500 to his IRA. Paul has made an excess contribution to his IRA of $500 ($2,500 minus the $2,000 limit). The contribution earned $5 interest in 1994 and $6 interest in 1995 before the due date of the return, including extensions. He does not withdraw the $500 or the interest it earned by the due date of his return, including extensions.
   Paul figures his excess contribution tax by multiplying the excess contribution ($500) shown on line 12, Form 5329, by .06, giving him an additional tax liability of $30. He enters the tax on line 13, Form 5329, and on line 51,


                            Chapter 7  WHAT ACTS RESULT IN PENALTIES?    Page 33

Form 1040. See Paul's filled-in Form 5329 in Appendix C, later.

EXCESS CONTRIBUTIONS YOU WITHDRAW BY THE DATE YOUR RETURN IS DUE. You will not have to pay the 6% tax if you withdraw an excess contribution made during a tax year AND interest or other income earned on it by the date your tax return for that year is due, including extensions.
   DO NOT INCLUDE in your gross income an excess contribution that you withdraw from your IRA before your tax return is due if:

  1) No deduction was allowed for the excess contribution, and

  2) The interest or other income earned on the excess was also withdrawn.

However, YOU MUST INCLUDE in your gross income the interest or other income that was earned on the excess contribution. Report it on your return for the year in which the excess contribution was made. Your withdrawal of interest or other income may be subject to an additional 10% tax on early withdrawals, discussed later.
   FORM 1099-R. You will receive Form 1099-R indicating the amount of the withdrawal. If the excess contribution was made in a previous tax year, these forms will indicate the year in which the earnings are taxable.

EXCESS CONTRIBUTIONS YOU WITHDRAW AFTER YOUR RETURN IS DUE. If the total contributions (other than rollover contributions) for the year to your IRA are $2,250 or less, and there are no employer contributions for the year, you can withdraw any excess contribution after the due date for filing your tax return for that year, including extensions, and not include the amount withdrawn in your gross income. This applies only to the part of the excess for which you did not take a deduction. The 6% tax applies to the excess contribution amount that remains in your IRA at the end of a year (this includes the year of the contribution and any later year).
   EXCESS CONTRIBUTION DEDUCTED IN AN EARLIER YEAR. If you deducted an excess contribution in an earlier year for which the total contributions were $2,250 or less, and for which there were no employer contributions, you can still remove the excess from your IRA and not include it in your gross income. To do this, file Form 1040X, AMENDED U.S. INDIVIDUAL INCOME TAX RETURN, for that year and do not deduct the excess contribution on the amended return. Generally, you can file an amended return within 3 years after you filed your return, or 2 years from the time the tax was paid, whichever is later.
   EXCESS DUE TO INCORRECT ROLLOVER INFORMATION. If an excess contribution in your IRA is the result of a rollover, and the excess occurred because you had incorrect information required to be supplied by the plan, you can withdraw the excess contribution. The $2,250 limit, mentioned above, is increased by the amount of the excess that is due to the incorrect information. You will have to amend your return for the year in which the excess occurred to correct the reporting of the rollover amounts in that year. Do not include in your gross income, in the year you withdraw it, the excess contribution that was the result of the incorrect information.

TAKING A DEDUCTION IN A LATER YEAR FOR AN EXCESS CONTRIBUTION. You cannot reduce an excess by applying it against an earlier year in which less than the maximum amount allowable was contributed. But you can apply it to a later year if the contributions for that later year are less than the maximum allowed for that year.
   You can deduct from your gross income, in the first available tax year, the amount of the excess contributions in your IRA, from preceding years, up to the difference between the maximum amount that is deductible in the year and the amount actually contributed during the year.
   This method lets you avoid making a withdrawal. It does not, however, let you avoid the 6% tax on any excess contributions remaining at the end of a tax year.
   EXAMPLE. Terry was entitled to contribute to her IRA and deduct $1,000 in 1993 and $1,500 in 1994, the amounts of her taxable compensation for these years. In 1993, she actually contributed $1,400 but could deduct only $1,000. In 1993, $400 is an excess contribution, subject to the 6% tax. However, she would not have to pay the 6% tax if she withdrew the excess (including any earnings) before the due date of her 1993 return. Since Terry did not withdraw the excess, she owes excise tax of $24 for 1993. To avoid the excise tax for 1994, she can correct the $400 excess amount from 1993 in 1994 if her actual contributions are only $1,100 in 1994 (the allowable deductible contribution of $1,500 minus the $400 excess from 1993 she wants to treat as a deductible contribution in 1994). Terry can deduct $1,500 in 1994 (the $1,100 actually contributed plus the $400 excess contribution from 1993).
   CLOSED TAX YEAR. A special rule applies if you incorrectly deducted part of the excess contribution in a closed tax year (one for which the period to assess a tax deficiency has expired). The amount allowable as an IRA deduction for a later correction year (the year you contribute less than the allowable amount) must be reduced by the amount of the excess contribution deducted in the closed year.


--------------------------------------------------------------------------------
PREMATURE DISTRIBUTIONS
(EARLY WITHDRAWALS)

You must include in your gross income premature distributions (sometimes called early withdrawals or early distributions) from your IRA. They are also subject to an additional tax, as discussed below.

Premature distributions are amounts you withdraw from your IRA account or annuity before you are age 59 1/2, or amounts you receive when you cash in retirement bonds before you are age 59 1/2.


Page 34     Chapter 7  WHAT ACTS RESULT IN PENALTIES?

   EXCEPTIONS. In certain circumstances, the additional tax does not apply to distributions from your IRA, even though they are made before you are age 59 1/2. There are exceptions for:

- Disability,

- Death, and

- Annuity distributions.

The exceptions are discussed in detail near the beginning of Chapter 6 under EXCEPTIONS.
   RECEIVERSHIP DISTRIBUTIONS. Premature distributions (with or without your consent) from savings institutions placed in receivership are subject to this tax unless one of the exceptions discussed above applies. This is true even if the distribution is from a receiver that is a state agency.

ADDITIONAL TAX. The additional tax on premature distributions is equal to 10% of the amount of the premature distribution that you must include in your gross income. This tax is in addition to any regular income tax that is due.
   Use FORM 5329 to figure the tax. See the discussion of Form 5329, later, under REPORTING ADDITIONAL TAXES, for information on filing the form.

   EXAMPLE. Tom, who is 35 years old, withdraws $3,000 from his IRA account. The $3,000 is a premature distribution. Tom must include the $3,000 in his gross income for that year and pay income tax on it. Tom must also pay an additional tax of $300 (10% x $3,000). See the filled-in Form 5329, in Appendix C.

NONDEDUCTIBLE CONTRIBUTIONS. The tax on premature distributions does not apply to the part of a distribution that represents a return of your nondeductible contributions (basis).

ROLLOVERS. Distributions that are rolled over, as discussed in Chapter 5, can be made without your having to pay the regular income tax or the 10% additional tax.


--------------------------------------------------------------------------------
EXCESS ACCUMULATIONS (INSUFFICIENT DISTRIBUTIONS)

Amounts contributed to your IRA cannot be kept in it indefinitely. In general, you must begin receiving distributions by April 1 of the year following the year in which you reach age 70 1/2. The required minimum distribution for any year after your 70 1/2 year must be made by December 31 of that later year.
   TAX ON EXCESS. If distributions are less than the required MINIMUM DISTRIBUTION for the year, discussed in Chapter 6, you may have to pay a 50% EXCISE TAX for the year on the amount not distributed as required.

REPORTING THE TAX. Use FORM 5329 to report the tax on excess accumulations. See the discussion of Form 5329, later, under REPORTING ADDITIONAL TAXES, for more information on filing the form.

REQUEST TO EXCUSE THE TAX. If the excess accumulation is due to reasonable error, and you have taken, or are taking, steps to remedy the insufficient distribution, you can request that the tax be excused.
   HOW TO FILE THE REQUEST. File Form 5329 with your Form 1040 and pay any tax you owe on excess accumulations. Attach an explanation for the excess accumulation and show when you removed the excess or what you have done that will result in its withdrawal.
   If the IRS approves your request, it will refund the excess accumulations tax you paid.

EXEMPTION FROM TAX. If you are unable to make required distributions because you have an IRA invested in a contract issued by an insurance company that is in state insurer delinquency proceedings, the 50% excise tax does not apply if the CONDITIONS and REQUIREMENTS of Revenue Procedure 92-10 are satisfied. Those conditions and requirements are summarized below. You can read the full text of the revenue procedure at most IRS offices and at many public libraries.
   CONDITIONS. To qualify for exemption from the tax, the assets in your IRA must include an AFFECTED INVESTMENT. Also, the amount of your required distribution must be determined as discussed in Chapter 6.
   AFFECTED INVESTMENT means an annuity contract or a guaranteed investment contract (with an insurance company) for which payments under the terms of the contract have been reduced or suspended because of state insurer delinquency proceedings against the contracting insurance company.
   REQUIREMENTS. If your IRA (or IRAs) includes other assets in addition to your affected investment, all IRA assets, including the AVAILABLE PORTION of your affected investment, must be used to satisfy, to the extent possible, your IRA distribution requirement. If the affected investment is the only asset in your IRA, the required distribution, to the extent possible, must come from the available portion, if any, of your affected investment.
   AVAILABLE PORTION. The available portion of your affected investment is the amount of payments remaining after they have been reduced or suspended because of state insurer delinquency proceedings.
   MAKE UP OF SHORTFALL IN DISTRIBUTION. If the payments to you under the contract increase because all or part of the reduction or suspension is canceled, you must make up the amount of any shortfall in a prior distribution because of the proceedings. You make up (reduce or eliminate) the shortfall with the increased payments you receive.
   You must make up the shortfall no later than December 31 of the calendar year following the year that you receive increased payments.


                            Chapter 7  WHAT ACTS RESULT IN PENALTIES?    Page 35

--------------------------------------------------------------------------------
EXCESS DISTRIBUTIONS

If you received RETIREMENT DISTRIBUTIONS during the year of more than $150,000, you may have to pay a 15% tax ON THE DISTRIBUTIONS EXCEEDING THAT AMOUNT. The term RETIREMENT DISTRIBUTIONS means your distributions from any qualified employer plan (including a tax-sheltered annuity plan), or IRA.
   Use Form 5329 to figure the tax. See the discussion of Form 5329, later, under REPORTING ADDITIONAL TAXES.
   THIS EXCISE TAX IS REDUCED BY any tax on premature distributions that applies to the excess distribution. See PREMATURE DISTRIBUTIONS, discussed earlier.
   EXCLUDED DISTRIBUTIONS. The excess distribution tax does not apply to the following distributions:

1) Distributions after the death of the IRA owner (or employee in the case of employer plans),

2) Distributions that are rolled over,

3) Distributions that represent nondeductible contributions,

4) Distributions to an alternate payee under a qualified domestic relations order, if includable in the alternate payee's income,

5) Corrective distributions of excess deferrals under a salary reduction arrangement (or a similar qualified plan) discussed in Chapter 8,

6) Corrective distributions of excess contributions and excess aggregate contributions, and

7) Corrective distributions of excess annual additions.

COMBINING DISTRIBUTIONS. If distributions with regard to a person are made to that person and others, the distributions must be combined to figure the amount of excess distributions for the year.

SPECIAL LIMITATION ON TAX. On a return filed for a tax year ended before January 1, 1989, you could have chosen not to pay the 15% tax on the part of any distribution that is related to your accrued benefits on August 1, 1986. This rule APPLIES ONLY IF the accrued benefit as of August 1, 1986, exceeded $562,500.
   However, if you made this choice to exclude from the tax on excess distributions a distribution amount allocable to your August 1, 1986, benefit accruals, your other retirement distributions are subject to the tax to the extent they are more than $148,500 for 1994 (instead of $150,000). Furthermore, this $148,500 amount is reduced (but not below zero) by any distributions received during the year that are allocable to the August 1, 1986, benefit accruals.
   If you did not elect to apply this rule, then the 15% tax will apply to the part of the distribution that exceeds $150,000.

INCREASE IN ESTATE TAX. For decedents dying after December 31, 1986, the estate tax will be increased by 15% of the excess retirement accumulation. A person's excess retirement accumulation, if any, is the value of the decedent's interests in all qualified employee plans, tax-sheltered annuities, qualified annuity plans, individual retirement accounts, and any other plans that the Internal Revenue Service may include, OVER the "present value" of a single life annuity with payments equal to the annual ceiling ($150,000), and payable for a period equal to the decedent's life expectancy immediately before death. The tax may not be offset by any credits against the estate tax, such as the unified credit.


--------------------------------------------------------------------------------
REPORTING ADDITIONAL TAXES

Generally you must use FORM 5329 to report the tax on excess contributions, premature (early) distributions, excess distributions, and excess accumulations.
   YOU MUST FILE FORM 5329 IF YOU receive excess distributions from a qualified retirement plan, whether or not you owe tax on them.
   YOU DO NOT HAVE TO USE FORM 5329 IF:

- Distribution code 1 (early distribution) is shown in box 7 of Form 1099-R. Instead, multiply the taxable part of the early distribution by 10% and enter the result on line 51 of Form 1040. HOWEVER, if you owe this tax and also owe any other additional tax on a distribution, do not enter this 10% additional tax directly on your Form 1040. You must file Form 5329 to report your additional taxes.

- You qualify for an exception to the premature distributions tax. You need not report the exception if distribution code 2, 3, or 4 is shown in box 7 of Form 1099-R. HOWEVER, if one of those codes is not shown, or the code shown is incorrect, you must file Form 5329 to report the exception.

-  You properly rolled over all distributions you received during the year.

IF YOU FILE FORM 1040, complete Form 5329 and attach it to your Form 1040. Enter the total amount of IRA tax due on line 51, Form 1040.

IF YOU DO NOT HAVE TO FILE A FORM 1040 but do have to pay one of the IRA taxes mentioned earlier, file the completed Form 5329 with IRS at the time and place you would have filed Form 1040. Include a check or money order payable to Internal Revenue Service for the tax you owe, as shown on Form 5329. Write your social security number, tax form number, and tax year on your check or money order.


Page 36    Chapter 7  WHAT ACTS RESULT IN PENALTIES?

-----------------------------------------------------------------
8.
-----------------------------------------------------------------
SIMPLIFIED EMPLOYEE PENSION (SEP)

   A simplified employee pension (SEP) is a written arrangement (a plan) that allows an employer to make contributions toward his or her own (if a SELF-EMPLOYED INDIVIDUAL) and employees' retirement, without becoming involved in more complex retirement plans. The contributions are made to IRAs (SEP-IRAs) of the participants in the plan. Under a SEP, IRAs are set up for, at a minimum, each QUALIFYING EMPLOYEE (defined below). IRAs may have to be set up for LEASED EMPLOYEES (defined below), but they do not have to be set up for EXCLUDABLE EMPLOYEES (defined below).

   An employer can use FORM 5305-SEP to satisfy the written arrangement requirement for a SEP. A SEP can be established at any time during a year. However, the time for making contributions for a year under a SEP agreement is limited. See TIME LIMIT FOR CONTRIBUTIONS, later.

   NOTE. The SEP plan under which contributions are made can be set up after the close of the year for which contributions are made. However, the plan must exist at the time the contributions are made and they must be made within the time limit.

   An employer who signs a SEP agreement does not have to make any contribution to the SEP-IRAs that are set up. But, if the employer does make contributions, the contributions must be based on a written allocation formula and must not discriminate in favor of HIGHLY COMPENSATED EMPLOYEES (defined below).
-----------------------------------------------------------------
DEFINITIONS

A SELF-EMPLOYED INDIVIDUAL is an employee for SEP purposes. He or she is also the employer. Even if the self-employed individual is the only qualifying employee, he or she can have a SEP-IRA.

   A QUALIFYING EMPLOYEE is one who:

   Is at least 21 years old,

   Has worked for the employer during at least 3 of the 5 years immediately preceding the tax year, and

   Has received from the employer at least $396 in compensation in the tax year.

   NOTE. An employer can establish less restrictive participation requirements for its employees than those listed, but not more restrictive ones.

LEASED EMPLOYEES. The person or firm for whom you perform services (the recipient) may have to include you in a SEP if you are a "leased employee" and are treated as an employee of the recipient. A leased employee is any person who is not an employee of the recipient and who is hired by a leasing organization, but who performs services for another (the recipient of the services). You are a leased employee if:

  1) Your services are provided under an agreement between the recipient and the leasing organization,

  2) Your services are performed for the recipient, or for the recipient and related persons, on a substantially full-time basis, for a period of at least one year, and

  3) Your services are of a type historically performed by employees in the recipient's field of business.

For more information on leased employees, see the discussion in Publication 560.

EXCLUDABLE EMPLOYEES. The following employees can be excluded from coverage under a SEP:

   Employees covered by a union agreement and whose retirement benefits were bargained for in good faith by their union and their employer, and

   Nonresident alien employees who have no U.S. source earned income from their employer. For more information about nonresident aliens, see Publication 519, U.S. TAX GUIDE FOR ALIENS.

A HIGHLY COMPENSATED EMPLOYEE is an employee who during the year or preceding year:

  1) Owns more than 5% of the capital or profits interest in the employer (if not a corporation); or more than 5% of the outstanding stock or more than 5% of the total voting power of all stock of the employer corporation;

  2) Received annual compensation from the employer of more than $99,000;

  3) Received annual compensation from the employer of more than $66,000 and was a member of the top-paid group (20%) of employees during the year; or

  4) Is an officer whose annual compensation exceeds $59,400.
-----------------------------------------------------------------
CONTRIBUTIONS

The SEP rules permit an employer to contribute (and deduct) each year to each participating employee's SEP-IRA up to 15% of the employee's compensation OR $30,000, whichever is less. These contributions are funded by the employer.

FIGURING THE 15% LIMIT. For purposes of determining the 15% limit, COMPENSATION is generally limited to

                 Chapter 8  SIMPLIFIED EMPLOYEE PENSION (SEP)  Page 37

$150,000, NOT INCLUDING your employer's contribution to your SEP-IRA.

   NOTE. For employees in a collective bargaining unit covered by a SEP for which the $150,000 limit is not effective for the plan year beginning in 1994, the compensation limit is $242,280.

   EXAMPLE. Barry's nonunion employer has a SEP for its employees. Barry's compensation for 1994, before his employer's contribution to his SEP-IRA, was $160,000. Barry's employer can contribute up to $22,500 (15% X $150,000) to Barry's SEP-IRA.

DEDUCTION LIMIT FOR A SELF-EMPLOYED PERSON. If you are self-employed and contribute to your own SEP-IRA, special rules apply when figuring your maximum deduction for these contributions.

   FOR DETERMINING THE 15% LIMIT ON CONTRIBUTIONS, discussed above, your COMPENSATION is your NET EARNINGS FROM SELF-EMPLOYMENT. See NET EARNINGS FROM SELF-EMPLOYMENT, below. Note that, for SEP purposes, your net earnings (compensation) must take into account your deduction for contributions to your own SEP-IRA. Because your deduction amount and your net earnings amount are each dependent on the other, this adjustment presents a problem.

   To solve this problem, you make the adjustment to net earnings indirectly by, in figuring your maximum deduction, reducing the contribution rate called for in the plan. Use the following worksheets to find this reduced contribution rate and your maximum deduction. Make no reduction to the contribution rate for any common-law employees.

                 SELF-EMPLOYED PERSON'S RATE WORKSHEET

1) Plan contribution rate as a decimal (for example,
10 1/2% would be 0.105)..............................
                                                        ---------

2) Rate in line 1 plus one (for example, 0.105
plus one would be 1.105).............................
                                                        ---------

3) Self-employed rate as a decimal (divide line 1
by line 2) ..........................................
                                                        ---------
                                                        ---------

                SELF-EMPLOYED PERSON'S DEDUCTION WORKSHEET

STEP 1
  Enter your rate from the SELF-EMPLOYED PERSON'S
  RATE WORKSHEET....................................
                                                        ---------

STEP 2
  Enter your net earnings from line 3, Schedule C-EZ
  (Form 1040), line 31, Schedule C (Form 1040),
  line 36, Schedule F (Form 1040), or line 15a,
  Schedule K-1 (Form 1065)........................     $
                                                        ---------

STEP 3
  Enter your deduction for self-employment tax from
  line 25, Form 1040.................................  $
                                                        ---------
STEP 4
  Subtract Step 3 from Step 2 and enter the
  result.............................................  $
                                                        ---------
STEP 5
  Multiply Step 4 by Step 1 and enter the
  result.............................................  $
                                                        ---------
STEP 6
  Multiply $150,000 by your plan contribution rate.
  Enter the result but not more than $30,000.........  $
                                                        ---------
STEP 7
  Enter the smaller of Step 5 or Step 6. This is
  your MAXIMUM DEDUCTIBLE CONTRIBUTION. Enter your
  deduction on line 27, Form 1040....................  $
                                                        ---------
                                                        ---------

   EXAMPLE. You are a sole proprietor and have employees. The terms of your plan provide that you contribute 10 1/2% (.105) of your compensation, and 10 1/2% of your common-law employees' compensation. Your net earnings from line 31, Schedule C (Form 1040) is $200,000. In figuring this amount, you deducted your common-law employees' compensation of $100,000 and contributions for them of $10,500 (10 1/2% x $100,000). This net earnings amount is now reduced to $193,565 by subtracting your self-employment tax deduction of $6,435. You figure your self-employed rate and maximum deduction for employer contributions on behalf of yourself as follows:

                 SELF-EMPLOYED PERSON'S RATE WORKSHEET

1) Plan contribution rate as a decimal (for example,
   10 1/2% would be 0.105)...........................       0.105
                                                        ---------
2) Rate in line 1 plus one, (for example, 0.105
   plus one would be 1.105).............................    1.105
                                                        ---------
3) Self-employed rate as a decimal (divide line 1
   by line 2) ..........................................   0.0950
                                                        ---------
                                                        ---------

                SELF-EMPLOYED PERSON'S DEDUCTION WORKSHEET

STEP 1
  Enter your rate from the SELF-EMPLOYED PERSON'S
  RATE WORKSHEET.....................................      0.0950
                                                        ---------
STEP 2
  Enter your net earnings from line 3, Schedule
  C-EZ (Form 1040), line 31, Schedule C (Form 1040),
  line 36, Schedule F (Form 1040), or line 15a,
  Schedule K-1 (Form 1065)...........................   $ 200,000
                                                        ---------

Page 38  Chapter 8 SIMPLIFIED EMPLOYEE PENSION (SEP)

STEP 3
  Enter your deduction for self-employment tax from
  line 25, Form 1040.................................   $  6,435
                                                        --------
STEP 4
  Subtract Step 3 from Step 2 and enter the result...   $193,565
                                                        --------
STEP 5
  Multiply Step 4 by Step 1 and enter the result.....   $ 18,389
                                                        --------
STEP 6
  Multiply $150,000 by your plan contribution rate.
  Enter the result but not more than $30,000........    $ 15,750
                                                        --------
STEP 7
  Enter the smaller of Step 5 or Step 6. This is
  your MAXIMUM DEDUCTIBLE CONTRIBUTION. Enter your
  deduction on line 27, Form 1040.                      $ 15,750
                                                        --------
                                                        --------

   NET EARNINGS FROM SELF-EMPLOYMENT. For SEP purposes, your net earnings are your gross income from your business minus allowable deductions for that business. Allowable deductions include contributions to your employees' SEP-IRAs. You also take into account the deduction allowed for one-half of your self-employment tax, and the deduction for contributions to your own SEP-IRA. Net earnings do not include tax-free items (or deductions related to them), but do include foreign earned income and housing cost amounts. Net earnings include a partner's distributive share of partnership income or loss (other than separately treated items such as capital gains or losses). If paid for services to or for the partnership, net earnings include guaranteed payments to a limited partner. They do not include distributions of income or loss to a limited partner.

TIME LIMIT FOR CONTRIBUTIONS. To deduct contributions for a year, the employer must make the contributions not later than the due date (including extensions) of the employer's return for the year.

OVERALL LIMIT -- EMPLOYER WITH DEFINED CONTRIBUTION AND SEP PLANS. If an employer contributes to a defined contribution retirement plan (a plan under which an individual account is set up for each participant), annual additions to an account are limited to the lesser of (1) $30,000 or (2) 25% of the participant's compensation. Moreover, for purposes of these limits, contributions to more than one such plan must be added. Since a SEP is considered a defined contribution plan for purposes of these limits, employer contributions to a SEP must be added to other contributions to defined contribution plans.

TAX TREATMENT OF EMPLOYER'S CONTRIBUTIONS

Unlike your contributions to IRAs, contributions to your SEP-IRA by your employer are EXCLUDED from your income rather than deducted from it. Your employer's contributions to your SEP-IRA should not be included in your wages on your Form W-2, WAGE AND TAX STATEMENT, unless there are contributions in excess of the limit that applies, or unless there are contributions under a salary reduction arrangement.

   CONTRIBUTIONS UNDER A SALARY REDUCTION ARRANGEMENT. Form W-2 should include contributions under a salary reduction arrangement (discussed later) for social security and Medicare tax purposes only.

   IF THERE ARE NO EXCESS CONTRIBUTIONS, you do not include any contributions in your gross income; nor do you deduct any of them.

   IF THERE ARE EXCESS EMPLOYER CONTRIBUTIONS, you must include them in your gross income, without any offsetting deduction, and your Form W-2 should include the amount.

EXCESS EMPLOYER CONTRIBUTIONS YOU WITHDRAW BEFORE YOUR RETURN IS DUE. If your employer contributes more to your SEP-IRA than 15% of your compensation or $30,000, whichever is less, you will not have to pay the 6% tax (discussed in Chapter 7) on it if you withdraw this excess amount (and any interest or other income earned on it) from your SEP-IRA before the date for filing your tax return, including extensions. However, you may have to pay an additional 10% tax (discussed in Chapter 7) on the early withdrawal of the interest or other income earned on the excess contribution.

EXCESS EMPLOYER CONTRIBUTIONS YOU WITHDRAW AFTER YOUR RETURN IS DUE. If employer contributions for the year are $30,000 or less, you may withdraw any excess employer contributions from your SEP-IRA after the due date for filing your tax return, including extensions, free of the 10% tax on premature distributions, discussed earlier. However, the excess contribution is subject to the annual 6% excise tax. Also, you may have to pay the additional 10% tax on the early withdrawal of interest or other income earned on the excess contribution.

CONTRIBUTIONS YOU MAKE TO YOUR SEP-IRA

If you make contributions to your SEP-IRA independent of employer SEP contributions, you can deduct them the same way as contributions to a regular IRA. However, your deduction may be reduced or eliminated because, as a participant in a SEP, you are covered by an employer retirement plan. See Chapter 4, HOW MUCH CAN I CONTRIBUTE AND DEDUCT?

              Chapter 8 SIMPLIFIED EMPLOYEE PENSION (SEP) Page 39

EXCESS CONTRIBUTIONS YOU MAKE. For information on excess contributions you make to your SEP-IRA independent of employer SEP contributions, see Chapter 7, WHAT ACTS RESULT IN PENALTIES?

TAX TREATMENT BY SELF-EMPLOYED INDIVIDUALS.

If you are self-employed (a sole proprietor or partner) and have a SEP plan, take your deduction for employer contributions to your own SEP-IRA on line 27, Form 1040. If you also make deductible contributions to your SEP-IRA (or any other IRA you own) independent of your employer contributions, take your deduction on line 23, Form 1040.

   For more employer information on SEP-IRAs get Publication 560.

-----------------------------------------------------------------

SALARY REDUCTION ARRANGEMENT


A SEP may include a salary reduction arrangement. Under the arrangement, you can elect to have your employer contribute part of your pay to your SEP-IRA. Only the remaining portion of your pay is currently taxable. The tax on the contribution is deferred. Thus, this choice is called an ELECTIVE DEFERRAL. Form 5305A-SEP can be used by an employer to set up such an arrangement.

RESTRICTIONS ON ELECTION. You can choose elective deferrals only if:

- At least 50% of employees eligible to participate choose elective deferrals,

- There were no more than 25 eligible employees at any time during the preceding year, and

- The amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees (ADP TEST). Generally, compensation in excess of $150,000 cannot be considered in figuring an employee's deferral percentage.

   NOTE. For collectively bargained SEPs for which the $150,000 limit is not effective for the plan year beginning in 1994, the compensation limit for covered bargaining unit employees is $242,280.

EXCEPTIONS. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to a tax-exempt organization.

LIMITS ON DEFERRALS. In general, the total income you can defer under a salary reduction arrangement included in your SEP and certain other elective deferral arrangements, for 1994, is limited to $9,240. This limit applies only to the amounts that represent a reduction from your salary, not to any contributions from employer funds.

   Elective deferrals, not exceeding the ADP test, are excluded from your income in the year of deferral, but are included in wages for social security, Medicare, and unemployment (FUTA) tax purposes.

OVERALL LIMITS ON SEP CONTRIBUTIONS

Contributions, including elective deferrals (salary reductions), made by your employer to the SEP-IRA are subject to the overall limit of 15% of your compensation (generally up to $150,000 for 1994) or $30,000, whichever is less.

-----------------------------------------------------------------

DISTRIBUTIONS (WITHDRAWALS)

An employer cannot prohibit withdrawals from a SEP-IRA. Also, an employer cannot condition contributions to a SEP-IRA on the keeping of any part of them in the account.

   Distributions (withdrawals) from a SEP-IRA are subject to IRA rules. For information on these rules, including tax treatment of distributions, tax-free rollovers, required distributions, and income tax withholding, see Chapter 6, WHEN CAN I WITHDRAW AND USE ASSETS FROM AN IRA?

Page 40 Chapter 8  SIMPLIFIED EMPLOYEE PENSION (SEP)

Table 8.1. CONTRIBUTION/DISTRIBUTION QUICK REFERENCE CHART -- IRAS
AND SEPS


            CAN CONTRIBUTE FOR THE YEAR     MAXIMUM CONTRIBUTION FOR   MUST BEGIN DISTRIBUTIONS (1)
            BY                              THE YEAR LIMITED TO:       BY:
----------------------------------------------------------------------------------------------------
IRA         Due date of return              The lesser of $2000 or     April 1 of the year following
            (NOT including extensions)      owner's taxable            the year in which owner
                                            compensation (2)           reaches age 70 1/2

SEP-IRA     Due date of return              The lesser of $30,000 or   April 1 of the year following
            (including extensions)          15% of participant's       the year in which owner
                                            compensation (3)           reaches age 70 1/2



(1) The entire balance or periodic distributions of the balance. See Chapter 6 for additional rules.

(2) If owner also has a SEP-IRA (or only a SEP-IRA) this contribution can be made instead to the SEP-IRA (in addition to the employer's contributions under the SEP plan).

(3) Compensation does not include your employer's contribution to your SEP-IRA and generally is limited to $150,000 in 1994. A special computation is required to figure the self-employed participant's contribution limit. See Chapter 8.

                          Chapter 8 SIMPLIFIED EMPLOYEE PENSION (SEP) Page 41

APPENDICES

To help you complete your tax return, the following appendices include the following chart, worksheets, sample forms, and tables:

- APPENDIX A -- SUMMARY RECORD OF IRA(s) FOR 1994 and WORKSHEET FOR DETERMINING REQUIRED ANNUAL DISTRIBUTIONS FROM YOUR IRA(s).

- APPENDIX B -- contains worksheets that you use if you receive social security benefits and are subject to the IRA deduction phaseout rules. A filled-in example is included.

  a) Worksheet 1, COMPUTATION OF MODIFIED AGI
  b) Worksheet 2, COMPUTATION OF IRA DEDUCTION
  c) Worksheet 3, COMPUTATION OF TAXABLE SOCIAL SECURITY BENEFITS
  d) Example and completed worksheets

- APPENDIX C -- Filled-in Form 5329, ADDITIONAL TAXES ATTRIBUTABLE TO QUALIFIED RETIREMENT PLANS (INCLUDING IRAs), ANNUITIES, AND MODIFIED ENDOWMENT CONTRACTS

- APPENDIX D -- Filled-in Forms 8606, NONDEDUCTIBLE IRAs (CONTRIBUTIONS, DISTRIBUTIONS, AND BASIS)

- APPENDIX E -- LIFE EXPECTANCY TABLES and the TABLE FOR DETERMINING APPLICABLE DIVISOR FOR MDIB (MINIMUM DISTRIBUTION INCIDENTAL BENEFIT). These tables are included to assist you in computing your required minimum distribution amount if you have not taken all your assets from all your IRA(s) before age 70 1/2.

APPENDIX A. SUMMARY RECORD OF IRA(S) FOR 1994 (You May Keep This for Your
Records)

    Name ____________________________________

    I was / / covered / / not covered by my employer's retirement plan during the year.

    I became age 59 1/2 on ________________________.
                           (month)    (day)   (year)

    I became age 70 1/2 on ________________________.
                           (month)    (day)   (year)

    CONTRIBUTIONS
    -------------

---------------------------------------------------------------------------------------------------------------------
                                                                                             Fair Market value of
                                                                       Check, if rollover    IRA as of December 31,
    Name of IRA             Date         Amount contributed for 1994   contribution          1994, from Form 5498
---------------------------------------------------------------------------------------------------------------------
1.
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
    Total
---------------------------------------------------------------------------------------------------------------------

Total contributions deducted on tax return                            $
                                                                       ---------
Total contributions treated as nondeductible on Form 8606             $
                                                                       ---------

DISTRIBUTIONS
-------------

---------------------------------------------------------------------------------------------------------------------------
                                                        Reason                                Taxable
                                                        (e.g., for retirement,                amount          Nontaxable
                                                        rollover, withdrawal    Income        reported on     amount from
                                           Amount of    of excess               earned on     income tax      Form 8606,
       Name of IRA            Date       distribution   contributions, etc.)    IRA           return          line 10
---------------------------------------------------------------------------------------------------------------------------
1.
---------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------
    Total
---------------------------------------------------------------------------------------------------------------------------

Basis of all IRAs as of 12/31/94 (from Form 8606, line 11)   $
                                                              ---------
Basis of all IRAs for 1994 (from Form 8606, line 12)         $
                                                              ---------

NOTE: You should keep copies of your income tax return, and Forms W-2, 8606, and 5498.

                                   WORKSHEET
                                      FOR
           DETERMINING REQUIRED ANNUAL DISTRIBUTIONS FROM YOUR IRA(S)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
1. Age                           70 1/2         71 1/2         72 1/2         73 1/2         74 1/2         75 1/2
-------------------------------------------------------------------------------------------------------------------
2. Year age was reached
-------------------------------------------------------------------------------------------------------------------
3. Value of IRA at the
   close of business on
   December 31 of the
   year immediately prior
   to the year on line 2(1)
-------------------------------------------------------------------------------------------------------------------
4. Divisor from Life
   Expectancy Table I or
   Table II(2)
-------------------------------------------------------------------------------------------------------------------
5. Required distribution
   (divide line 3 by
   line 4)(3)
-------------------------------------------------------------------------------------------------------------------

(1) If you have more than one IRA, you must figure the required distribution separately for each IRA.

(2) Use the appropriate divisor for each year and for each IRA. You can either
    (a) use the appropriate divisor from the table each year, or (b) use the appropriate divisor from the table for your 70 1/2 year and reduce it by 1
    (one) for each subsequent year. To find the appropriate divisor, use your age (and that of your beneficiary, if applicable) as of your birthday(s) in the year shown on line 2. If your beneficiary is someone other than your spouse, see MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT in
    Chapter 6.

(3) If you have more than one IRA, you must withdraw an amount equal to the total of the required distributions figured for each IRA. You can, however, withdraw the total from one IRA or from more than one IRA.

APPENDIX B. WORKSHEETS FOR SOCIAL SECURITY RECIPIENTS WHO CONTRIBUTE TO AN IRA

     If you receive social security benefits, have taxable compensation, contribute to your IRA, and are covered (or considered covered) by an employer retirement plan, complete the following worksheets.(See WHO IS COVERED BY AN EMPLOYER PLAN? in Chapter 4.)

     Use Worksheet 1 to figure your modified adjusted gross income. This amount is needed in the computation of your IRA deduction, if any, which is figured using Worksheet 2.

     The IRA deduction figured using Worksheet 2 is entered on your tax return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   WORKSHEET 1
                           COMPUTATION OF MODIFIED AGI
             (FOR USE ONLY BY TAXPAYERS WHO RECEIVE SOCIAL SECURITY BENEFITS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FILING STATUS -- Check only one box:

     / /  A. Married filing a joint return

     / / B. Single, Head of Household, Qualifying Widow(er), or Married filing separately and LIVED APART from your spouse during the ENTIRE YEAR

     / / C. Married filing separately and LIVED WITH your spouse at ANY TIME during the year

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1)  Adjusted gross income (AGI) from Form 1040 or Form 1040A (not taking into account any social security benefits from Form
       SSA-1099 or RRB-1099, any deduction for an IRA, or any exclusion of interest from savings bonds to be reported on Form 8815).......
                                                                          -------
                                                                          -------
   2)  Enter the amount in Box 5 of all Forms SSA-1099 and Forms
       RRB-1099..........................................................
                                                                          -------
                                                                          -------

   3)  Enter one half of line 2..........................................
                                                                          -------
                                                                          -------

   4)  Enter the amount of any foreign earned income exclusion, foreign housing exclusion, U.S. possessions income exclusion, or exclusion of income from Puerto Rico you claimed as a bona fide resident of Puerto Rico.....................................................
                                                                          -------
                                                                          -------
   5)  Enter the amount of any tax-exempt interest reported on line
       8b of Form 1040 or 1040A...........................................
                                                                          -------
                                                                          -------

   6)  Add lines 1, 3, 4, and 5...........................................
                                                                          -------
                                                                          -------

   7)  Enter the amount listed below for your filing status...............
                                                                          -------
                                                                          -------
       - $32,000 if you checked box A above, or

       - $25,000 if you checked box B above, or

       - $-0- if you checked box C above.

   8)  Subtract line 7 from line 6. If zero or less, enter 0 on this line...............................................................
                                                                          -------
                                                                          -------

Page 44


APPENDIX B. (CONTINUED)

   9)  If line 8 is zero, STOP HERE. None of your social security benefits are taxable. If line 8 is more than 0, enter the amount listed below for your filing status.............................................
                                                                          -------
                                                                          -------
         $12,000 if you checked box A above

         $ 9,000 if you checked box B above

         $-0- if you checked box C above

  10)  Subtract line 9 from line 8. If zero or less, enter -0-...........
                                                                          -------
                                                                          -------
  11)  Enter the smaller of line 8 or line 9..............................
                                                                          -------
                                                                          -------
  12)  Enter one half of line 11..........................................
                                                                          -------
                                                                          -------
  13)  Enter the smaller of line 3 or line 12............................
                                                                          -------
                                                                          -------
  14)  Multiply line 10 by .85. If line 10 is zero, enter -0-............
                                                                          -------
                                                                          -------
  15)  Add lines 13 and 14...............................................
                                                                          -------
                                                                          -------
  16)  Multiply line 2 by .85............................................
                                                                          -------
                                                                          -------
  17)  TAXABLE BENEFITS to be included in MODIFIED AGI for IRA deduction purposes. Enter the smaller of line 15 or line 16.................
                                                                          -------
                                                                          -------
  18)  Enter the amount of any foreign earned income exclusion and foreign housing exclusion or deduction that you claimed............
                                                                          -------
                                                                          -------
  19)  MODIFIED AGI for determining you reduced IRA Deduction--add lines
       1, 17, and 18. Enter here and on line 2 of Worksheet 2, next.......
                                                                          -------
                                                                          -------


                                  WORKSHEET 2
                         COMPUTATION OF IRA DEDUCTION
       (FOR USE ONLY BY TAXPAYERS WHO RECEIVE SOCIAL SECURITY BENEFITS)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    IF YOUR FILING         AND YOUR MODIFIED AGI         ENTER ON LINE 1
      STATUS IS:                  IS OVER:                    BELOW:
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 Married-joint return,
 or qualifying widow(er)          $40,000*                    $50,000

 Single, or Head
 of household                     $25,000*                    $35,000

 Married-separate return**        $   -0-*                    $10,000

  * If your modified AGI is NOT over this amount, you can take an IRA deduction for your contributions of up to the lesser of $2,000 or your taxable compensation. Skip this worksheet and proceed to Worksheet 3.

 ** If you did NOT live with your spouse AT ANY TIME during the year, consider your filing status as single.

 NOTE: If you were married and both you and your spouse worked and you both contributed to IRAs, figure the deduction for each of you separately.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  1. Enter the applicable amount from above...........................
                                                                      --------
                                                                      --------
  2. Enter your MODIFIED AGI from Worksheet 1, line 19................
                                                                      --------
                                                                      --------
 NOTE: If line 2 is equal to or more than the amount on line 1, STOP HERE;
       your IRA contributions are NOT deductible. Proceed to Worksheet 3.

  3. Subtract line 2 from line 1.....................................
                                                                      --------
                                                                      --------
  4. Multiply line 3 by 20% (.20). If the result is not a multiple of $10, round it to the next highest multiple of $10. (For example, $611.40 is rounded to $620.) However, if the result is less than $200, enter $200....................................
                                                                      --------
                                                                      --------
  5. Enter your compensation. (Do not include your spouse's
     compensation.)...................................................
                                                                      --------
                                                                      --------

  6. Enter contributions you made, or plan to make, to your IRA for
     1994, but do not enter more than $2,000..........................
                                                                      --------
                                                                      --------
  7. IRA DEDUCTION. Compare lines 4, 5, and 6. Enter the smallest amount here (or a smaller amount if you choose). Enter this amount on the Form 1040 or 1040A line for your IRA. (If the amount on line 6 is more than the amount on line 7, complete line 8.)........................................................
                                                                      --------
                                                                      --------
  8. NONDEDUCTIBLE CONTRIBUTIONS. Subtract line 7 from line 5 or 6, whichever is smaller. Enter the result here and on line 1 of your Form 8606, NONDEDUCTIBLE IRAS (CONTRIBUTIONS, DISTRIBUTIONS,
     AND BASIS)......................................................
                                                                      --------
                                                                      --------
 NOTE: If you qualify to contribute to a SPOUSAL IRA, continue with line 9.

  9. Compare the amount on line 5 to $2,250 and enter the smaller amount..........................................................
                                                                      --------
                                                                      --------
 10. Add lines 7 and 8...............................................
                                                                      --------
                                                                      --------
 11. Subtract line 10 from line 9....................................
                                                                      --------
                                                                      --------
 NOTE: If line 11 is zero or less, STOP HERE. You cannot make contributions to an IRA for your spouse. If line 11 is more than zero, go to line 12.

 12. Enter the smallest of...........................................
                                                                      --------
                                                                      --------
     A. IRA contributions you made, or plan to make, for 1994 to your spouse's IRA;
     B. The amount on line 11; or
     C. $2,000.

 13. Multiply line 3 by 22.5% (.225). If the result is not a multiple of $10, round it up to the next multiple of $10. If the result is less than $200, enter $200........................
                                                                      --------
                                                                      --------
 14. Enter the amount from line 7....................................
                                                                      --------
                                                                      --------
 15. Subtract 14 from line 13........................................
                                                                      --------
                                                                      --------
 16. Compare the amounts on lines 12 and 15. Enter the
     smaller amount..................................................
                                                                      --------
                                                                      --------
 17. SPOUSAL IRA DEDUCTION. Compare the amounts on lines 4, 5, and 16. Enter the smallest amount (or a smaller amount if you choose) here and on Form 1040 or 1040A..........................
                                                                      --------
                                                                      --------
 NOTE: If line 12 is more than line 17, Complete line 18.

 18. MAXIMUM SPOUSAL IRA NONDEDUCTIBLE CONTRIBUTIONS. Subtract
     line 17 from line 12. Enter the result here and on line 1 of your spouse's Form 8606.........................................
                                                                      --------
                                                                      --------

                                  WORKSHEET 3
                  COMPUTATION OF TAXABLE SOCIAL SECURITY BENEFITS
                     (FOR USE BY TAXPAYERS WHO RECEIVE SOCIAL
                   SECURITY BENEFITS AND TAKE AN IRA DEDUCTION)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FILING STATUS--Check only one box:

     / /  A. Married filing a joint return

     / / B. Single, Head of Household, Qualifying Widow(er), or Married filing separately and LIVED APART from your spouse during the ENTIRE YEAR

     / / C. Married filing separately and LIVED WITH your spouse at ANY TIME during the year

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1)  Adjusted gross income (AGI) from Form 1040 or Form 1040A (NOT
       TAKING INTO ACCOUNT any IRA deduction, any social security benefits from Form SSA-1099 or RRB-1099, or any exclusion of interest from savings bonds to be reported on Form 8815)..........
                                                                           -------
                                                                           -------
   2)  IRA deduction(s) from line 7, and, if applicable, line 17 of
       Worksheet 2.......................................................
                                                                           -------
                                                                           -------
   3)  Subtract line 2 from line 1.......................................
                                                                           -------
                                                                           -------
   4)  Enter amount in Box 5 of all Forms SSA-1099 and Forms RRB-1099....
                                                                           -------
                                                                           -------
   5)  Enter one half of line 2..........................................
                                                                           -------
                                                                           -------
   6)  Enter the amount of any foreign earned income exclusion, foreign housing exclusion, exclusion of income from U.S. possessions, or exclusion of income from Puerto Rico you claimed as a bona fide resident of Puerto Rico...........................................
                                                                           -------
                                                                           -------
   7)  Enter the amount of any tax-exempt interest reported on line 8b of Form 1040 or 1040A.............................................
                                                                           -------
                                                                           -------
   8)  Add lines 3, 5, 6, and 7..........................................
                                                                           -------
                                                                           -------
   9)  Enter the amount listed below for your filing status..............
                                                                           -------
                                                                           -------
       - $32,000 if you checked box A above, or

       - $25,000 if you checked box B above, or

       - $-0- if you checked box C above.

   10) Subtract line 9 from line 8. If zero or less, enter 0 on this line..
                                                                           -------
                                                                           -------

   11) If line 10 is zero, STOP HERE. None of your social security benefits are taxable. If line 10 is more than 0, enter the amount listed below for your filing status...............................
                                                                           -------
                                                                           -------
         $12,000 if you checked box A above

         $ 9,000 if you checked box B above

         $-0- if you checked C above

   12) Subtract line 11 from line 10. If zero or less, enter -0-.........
                                                                           -------
                                                                           -------
   13) Enter the smaller of line 10 or line 11...........................
                                                                           -------
                                                                           -------
   14) Enter one half of line 13.........................................
                                                                           -------
                                                                           -------
   15) Enter the smaller of line 5 or line 14............................
                                                                           -------
                                                                           -------
   16) Multiply line 12 by .85. If line 12 is zero, enter -0-............
                                                                           -------
                                                                           -------
   17) Add lines 15 and 16...............................................
                                                                           -------
                                                                           -------
   18) Multiply line 4 by .85............................................
                                                                           -------
                                                                           -------
   19) TAXABLE SOCIAL SECURITY BENEFITS. Enter the smaller of line 17 or line 18........................................................
                                                                           -------
                                                                           -------

                               COMPREHENSIVE EXAMPLE
              DETERMINING YOUR IRA DEDUCTION AND THE TAXABLE PORTION OF YOUR
                             SOCIAL SECURITY BENEFITS

     John Black is married and files a joint return. He had 1994 wages of $42,500. His wife did not work in 1994. He also received social security benefits of $7,000 and made a $2,000 contribution to his IRA and a $250 contribution to a spousal IRA for his wife for the year. He had no foreign income, no tax-exempt interest, and no adjustments to income on lines 24 through 29 on his Form 1040. He participated in a section 401(k) retirement plan at work.

     John completes Worksheets 1 and 2. Worksheet 2 shows that his 1994 IRA deduction is $460 and the spousal IRA deduction of $60. He must either withdraw the excess amounts ($1,540 shown on line 8 and $190 shown on line 18 of Worksheet 2), or treat that excess amounts as nondeductible contributions (in which case he must complete two Forms 8606 and attach them to his Form
1040).

     The completed worksheets that follow show how John figured his modified AGI to determine the IRA deductions and the taxable social security benefits to report on his Form 1040.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   WORKSHEET 1
                           COMPUTATION OF MODIFIED AGI
             (FOR USE ONLY BY TAXPAYERS WHO RECEIVE SOCIAL SECURITY BENEFITS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FILING STATUS -- Check only one box:

     /X/  A. Married filing a joint return

     / / B. Single, Head of Household, Qualifying Widow(er), or Married filing separately and LIVED APART from your spouse during the ENTIRE YEAR

     / / C. Married filing separately and LIVED WITH your spouse at ANY TIME during the year

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1)  Adjusted gross income (AGI) from Form 1040 or Form 1040A (not taking into account any social security benefits from Form
       SSA-1099 or RRB-1099, any deduction for an IRA, or any exclusion of interest from savings bonds to be reported on Form 8815)....... $42,500
                                                                          -------
                                                                          -------
   2)  Enter the amount in Box 5 of all Forms SSA-1099 and Forms
       RRB-1099..........................................................   7,000
                                                                          -------
                                                                          -------

   3)  Enter one half of line 2..........................................   3,500
                                                                          -------
                                                                          -------
   4)  Enter the amount of any foreign earned income exclusion, foreign housing exclusion, U.S. possessions income exclusion, or exclusion of income from Puerto Rico you claimed as a bona fide resident
       of Puerto Rico.....................................................   -0-
                                                                          -------
                                                                          -------
   5)  Enter the total amount of any tax-exempt interest reported on line
       8b of Form 1040 or 1040A...........................................   -0-
                                                                          -------
                                                                          -------

   6)  Add lines 1, 3, 4, and 5........................................... 46,000
                                                                          -------
                                                                          -------

   7)  Enter the amount listed below for your filing status............... 32,000
                                                                          -------
                                                                          -------
       - $32,000 if you checked box A above, or

       - $25,000 if you checked box B above, or

       - -0- if you checked box C above.

   8)  Subtract line 7 from line 6. If zero or less, enter zero on this line............................................................... 14,000
                                                                          -------
                                                                          -------

Page 50


APPENDIX B (CONTINUED)

   9)  If line 8 is zero, STOP HERE. None of your social security benefits are taxable. If line 8 is more than 0, enter the amount listed below for your filing status....................................... 12,000
                                                                          -------
                                                                          -------
         $12,000 if you checked box A above

         $9,000 if you checked box B above

         $-0- if you checked box C above

  10)  Subtract line 9 from line 8. If zero or less, enter -0-............  2,000
                                                                          -------
                                                                          -------
  11)  Enter the smaller of line 8 or line 9.............................. 12,000
                                                                          -------
                                                                          -------
  12)  Enter one half of line 11..........................................  6,000
                                                                          -------
                                                                          -------
  13)  Enter the smaller of line 3 or line 12............................   3,500
                                                                          -------
                                                                          -------
  14)  Multiply line 10 by .85. If line 10 is zero, enter -0-............   1,700
                                                                          -------
                                                                          -------
  15)  Add lines 13 and 14...............................................   5,200
                                                                          -------
                                                                          -------
  16)  Multiply line 2 by .85............................................   5,950
                                                                          -------
                                                                          -------
  17)  TAXABLE BENEFITS to be included in MODIFIED AGI for IRA deduction
       purposes. Enter the smaller of line 15 or line 16.................   5,200
                                                                          -------
                                                                          -------
  18)  Enter the amount of any foreign earned income exclusion and
       foreign housing exclusion or deduction that you claimed............   -0-
                                                                          -------
                                                                          -------
  19)  MODIFIED AGI for determining your reduced IRA Deduction--add lines
       1, 17, and 18. Enter here and on line 2 of Worksheet 2, next....... 47,700
                                                                          -------
                                                                          -------


                                  WORKSHEET 2
                         COMPUTATION OF IRA DEDUCTION
       (FOR USE ONLY BY TAXPAYERS WHO RECEIVE SOCIAL SECURITY BENEFITS)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    IF YOUR FILING         AND YOUR MODIFIED AGI         ENTER ON LINE 1
      STATUS IS:                  IS OVER:                    BELOW:
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 Married-joint return,
 or qualifying widow(er)          $40,000*                    $50,000

 Single, or Head
 of household                     $25,000*                    $35,000

 Married-separate return**        $   -0-*                    $10,000

  * If your modified AGI is NOT over this amount, you can take an IRA deduction for your contributions of up to the lesser of $2,000 or your taxable compensation. Skip this worksheet and proceed to Worksheet 3.

 ** If you did NOT live with your spouse AT ANY TIME during the year, consider your filing status as single.

 NOTE: If you were married and both you and your spouse worked and you both contributed to IRAs, figure the deduction for each of you separately.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  1. Enter the applicable amount from above...........................$50,000
                                                                      -------
                                                                      -------
  2. Enter your MODIFIED AGI from Worksheet 1, line 19................ 47,700
                                                                      -------
                                                                      -------
 NOTE: If line 2 is equal to or more than the amount on line 1, STOP HERE;
       your IRA contributions are NOT deductible.

       Proceed to worksheet 3.

  3. Subtract line 2 from line 1.....................................  2,300
                                                                      -------
                                                                      -------
  4. Multiply line 3 by 20% (.20). If the result is not a multiple of $10, round it to the next highest multiple of $10. (For example, $611.40 is rounded to $620.) However, if the result
     is less than $200, enter $200....................................    460
                                                                      -------
                                                                      -------
  5. Enter your compensation. (Do not include your spouse's
     compensation.)................................................... 42,500
                                                                      -------
                                                                      -------
  6. Enter contributions you made, or plan to make, to your IRA for
     1994, but do not enter more than $2,000..........................  2,000
                                                                      -------
                                                                      -------
  7. IRA DEDUCTION. Compare lines 4, 5, and 6. Enter the smallest amount here (or a smaller amount if you choose). Enter this amount on the Form 1040 or 1040A line for your IRA. (If the amount on line 6 is more than the amount on line 7, complete
     line 8.)........................................................     460
                                                                      -------
                                                                      -------
  8. NONDEDUCTIBLE CONTRIBUTIONS. Subtract line 7 from line 5 or 6, whichever is smaller. Enter the result here and on line 1 of your Form 8606, NONDEDUCTIBLE IRAS (CONTRIBUTIONS, DISTRIBUTIONS,
     AND BASIS)......................................................   1,540
                                                                      -------
                                                                      -------
 NOTE: If you qualify to contribute to a SPOUSAL IRA, continue with line 9.

  9. Compare the amount on line 5 to $2,250 and enter the smaller
     amount..........................................................   2,250
                                                                      -------
                                                                      -------
 10. Add lines 7 and 8...............................................   2,000
                                                                      -------
                                                                      -------
 11. Subtract line 10 from line 9....................................     250
                                                                      -------
                                                                      -------
 NOTE: If line 11 is zero or less, STOP HERE. You cannot make contributions to an IRA for your spouse. If line 11 is more than zero, go to line 12.

 12. Enter the smallest of:..........................................     250
                                                                      -------
                                                                      -------
     A. IRA contributions you made, or plan to make, for 1994 to your spouse's IRA;
     B. The amount on line 11; or
     C. $2,000.
 13. Multiply line 3 by 22.5% (.225). If the result is not a multiple of $10, round it up to the next multiple of $10. If
     the result is less than $200, enter $200........................     520
                                                                      -------
                                                                      -------
 14. Enter the amount from line 7....................................     460
                                                                      -------
                                                                      -------
 15. Subtract line 14 from line 13...................................      60
                                                                      -------
                                                                      -------
 16. Compare the amounts on lines 12 and 15. Enter the
     smaller amount..................................................      60
                                                                      -------
                                                                      -------
 17. SPOUSAL IRA DEDUCTION. Compare the amounts on lines 4, 5, and 16. Enter the smallest amount (or a smaller amount if you
     choose) here and on Form 1040 or 1040A..........................      60
                                                                      -------
                                                                      -------
 NOTE: If line 12 is more than line 17, complete line 18.
 18. MAXIMUM SPOUSAL IRA NONDEDUCTIBLE CONTRIBUTIONS. Subtract
     line 17 from line 12. Enter the result here and on line 1 of
     your spouse's Form 8606.........................................     190
                                                                      -------
                                                                      -------

                                  WORKSHEET 3
                  COMPUTATION OF TAXABLE SOCIAL SECURITY BENEFITS
                     (FOR USE BY TAXPAYERS WHO RECEIVE SOCIAL
                   SECURITY BENEFITS AND TAKE AN IRA DEDUCTION)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FILING STATUS--Check only one box:

     /X/  A. Married filing a joint return

     / / B. Single, Head of Household, Qualifying Widow(er), or Married filing separately and LIVED APART from your spouse during the ENTIRE YEAR

     / / C. Married filing separately and LIVED WITH your spouse at ANY TIME during the year

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1)  Adjusted gross income (AGI) from Form 1040 or Form 1040A (NOT
       TAKING INTO ACCOUNT any IRA deduction, any social security benefits from Form SSA-1099 or RRB-1099, or any exclusion of interest from savings bonds to be reported on Form 8815)........................  $42,500
                                                                           -------
                                                                           -------
   2)  IRA deduction(s) from line 7, and, if applicable, line 17 of
       Worksheet 2.......................................................      520
                                                                           -------
                                                                           -------
   3)  Subtract line 2 from line 1.......................................   41,980
                                                                           -------
                                                                           -------
   4)  Enter amount in Box 5 of all Forms SSA-1099 and Forms RRB-1099....    7,000
                                                                           -------
                                                                           -------
   5)  Enter one half of line 4..........................................    3,500
                                                                           -------
                                                                           -------
   6)  Enter the amount of any foreign earned income exclusion, foreign housing exclusion, exclusion of income from U.S. possessions, or exclusion of income from Puerto Rico you claimed as a bona fide
       resident of Puerto Rico...........................................     -0-
                                                                           -------
                                                                           -------
   7)  Enter the amount of any tax-exempt interest reported on line 8b
       of Form 1040 or 1040A.............................................     -0-
                                                                           -------
                                                                           -------
   8)  Add lines 3, 5, 6, and 7..........................................   45,480
                                                                           -------
                                                                           -------
   9)  Enter the amount listed below for your filing status..............   32,000
                                                                           -------
                                                                           -------
       - $32,000 if you checked box A above, or

       - $25,000 if you checked box B above, or

       - $-0- if you checked box C above.

   10) Subtract line 9 from line 8. If zero or less, enter 0 on this line.. 13,480
                                                                           -------
                                                                           -------

   11) If line 10 is zero, STOP HERE. None of your social security benefits are taxable. If line 10 is more than 0, enter the amount
       listed below for your filing status...............................   12,000
                                                                           -------
                                                                           -------
         $12,000 if you checked box A above

         $ 9,000 if you checked box B above

         $-0- if you checked box C above

   12) Subtract line 11 from line 10. If zero or less, enter -0-.........    1,480
                                                                           -------
                                                                           -------
   13) Enter the smaller of line 10 or line 11...........................   12,000
                                                                           -------
                                                                           -------
   14) Enter one half of line 13.........................................    6,000
                                                                           -------
                                                                           -------
   15) Enter the smaller of line 5 or line 14............................    3,500
                                                                           -------
                                                                           -------
   16) Multiply line 12 by .85. If line 12 is zero, enter -0-............    1,258
                                                                           -------
                                                                           -------
   17) Add lines 15 and 16...............................................    4,758
                                                                           -------
                                                                           -------
   18) Multiply line 4 by .85............................................    5,950
                                                                           -------
                                                                           -------
   19) TAXABLE SOCIAL SECURITY BENEFITS. Enter the smaller of line 17
       or line 18........................................................    4,758
                                                                           -------
                                                                           -------

APPENDIX C. FILLED-IN FORM 5329

FORM 5329                                                OMB NO. 1545-0203
                                                                1994
Department of the Treasury                                   Attachment
Internal Revenue Service                                   Sequence No. 29

                  ADDITIONAL TAXES ATTRIBUTABLE TO QUALIFIED
                 RETIREMENT PLANS (INCLUDING IRAs), ANNUITIES,
                   AND MODIFIED ENDOWMENT CONTRACTS
    (UNDER SECTIONS 72, 4973, 4974 AND 4980A OF THE INTERNAL REVENUE CODE)
                ATTACH TO FORM 1040. SEE SEPARATE INSTRUCTIONS.

Name of individual subject to additional tax (if married filing jointly, see instructions)

/s/ Paul Jones

Your social security number
003:00:0000

FILL IN YOUR ADDRESS ONLY IF YOU ARE FILING THIS FORM BY ITSELF AND NOT WITH YOUR TAX RETURN
Home address (number and street), or P O box if mail is not delivered to your home
Apt. no
City, town or post office, state, and ZIP code
If this is an amended return, check here / /

          If you are subject to the 10% tax on early distributions ONLY, see WHO MUST FILE in the instructions before continuing. You may be able to report this tax directly on Form 1040 without filing Form 5329.

PART I  TAX ON EARLY DISTRIBUTIONS
COMPLETE THIS PART IF A TAXABLE DISTRIBUTION WAS MADE FROM YOUR QUALIFIED RETIREMENT PLAN (INCLUDING AN IRA), ANNUITY CONTRACT, OR MODIFIED ENDOWMENT CONTRACT BEFORE YOU REACHED AGE 59 1/2 (OR WAS INCORRECTLY INDICATED AS SUCH ON YOUR FORM 1099-R--SEE INSTRUCTIONS). NOTE: YOU MUST INCLUDE THE AMOUNT OF THE DISTRIBUTION ON LINE 15B OR 16B OF FORM 1040 OR ON THE APPROPRIATE LINE OF FORM 4972.

1 Early distributions included in gross income
 (see instructions)............................................   1   3,000.00
2 Distributions excepted from additional tax (see
  instructions). Enter appropriate exception number from
  instructions__...............................................   2     -0-

3 Amount subject to additional tax. Subtract line 2 from line 1   3   3,000.00
4 TAX DUE. Multiply line 3 by 10% (.10). Enter here and on
  Form 1040, line 51...........................................   4     300.00

PART II TAX ON EXCESS CONTRIBUTIONS TO INDIVIDUAL RETIREMENT
        ARRANGEMENTS
COMPLETE THIS PART IF, EITHER IN THIS YEAR OR IN EARLIER YEARS, YOU CONTRIBUTED MORE TO YOUR IRA THAN IS OR WAS ALLOWABLE AND YOU HAVE AN EXCESS CONTRIBUTION SUBJECT TO TAX.

5  Excess contributions for 1994 (see instructions). Do not
   include this amount on Form 1040, line 23a or 23b.......        5    500.00

6  Earlier year excess contributions not previously
   eliminated (see instructions)....................               6
7  Contribution credit. If your actual contribution
   for 1994 is less than your maximum allowable
   contribution, see instructions; otherwise
   enter -0-........................................               7
8  1994 distributions from your IRA account that are
   includible in taxable income.....................               8
9  1993 tax year excess contributions (if any)
   withdrawn after the due date (including extensions)
   of your 1993 income tax return, and 1992 and
   earlier tax year excess contributions withdrawn in
   1994.............................................               9
10 Add lines 7, 8 and 9............................               10
11 Adjusted earlier year excess contributions. Subtract line
   10 from from line 6. Enter the result, but not less than
   zero.......................................................    11
12 Total excess contributions. Add lines 5 and 11.............    12    500.00
13 TAX DUE. Enter the SMALLER of 6% (.06) of line 12 or 6%
   (.06%) of the value of your IRA on the last day of 1994.
   Also enter this amount on Form 1040, line 51...............    13     30.00

FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 1 OF SEPARATE INSTRUCTIONS.
Cat. No 133290   Form 5329 (1994)

Form 5329 (1994)                                                         Page 2
PART III  TAX ON EXCESS ACCUMULATION IN QUALIFIED RETIREMENT PLANS
          (INCLUDING IRAs)

14 Minimum required distribution (see instructions)...........    14
15 Amount actually distributed to you.........................    15
16 Subtract line 15 from line 14. If line 15 is more than line
   14, enter -0-..............................................    16
17 TAX DUE. Multiply line 16 by 50% (.50). Enter here and on
   Form 1040, line 51.........................................    17

PART IV TAX ON EXCESS DISTRIBUTIONS FROM QUALIFIED RETIREMENT
        PLANS (INCLUDING IRAs)

COMPLETE COLUMN A FOR REGULAR DISTRIBUTIONS. COMPLETE   COLUMN A      COLUMN B
COLUMN B FOR LUMP-SUM DISTRIBUTIONS.                    REGULAR       LUMP-SUM
                                                        DISTRIBU-     DISTRIBU-
                                                        TIONS         TIONS

18 Total amount of regular retirement or
   lump-sum distributions.......................    18
19 Amount excluded from additional tax. Enter
   appropriate exception number from
   instructions__...............................    19
20 Subtract line 19 from line 18................    20
21 Enter the GREATER of the threshold amount or
   the 1994 recovery of the grandfather amount
   (from Worksheet 1 or 2). See instructions....    21
22 Excess distributions. Subtract line 21 from
   line 20. If less than zero, enter -0-........    22
23 Tentative tax. Multiply line 22 by 15% (.15).    23

24 Early distributions tax offset (see
   (instructions)...............................    24
25 Subtract line 24 from line 23................    25
26 TAX DUE. Combine columns (a) and (b) of line 25.
   Enter here and on Form 1040, line 51.......................    26

ACCELERATION ELECTIONS (SEE THE INSTRUCTIONS FOR PART IV)

1 If you elected the discretionary method in 1987 or 1988 and wish to make an acceleration election beginning in 1994 under Temporary Regulations section 54.4981A-1T, Q&A b-12, check here / /.
2 If you previously made an acceleration election and wish to revoke that election, check here / /.

SIGNATURE. COMPLETE ONLY IF YOU ARE FILING THIS FORM BY ITSELF AND NOT WITH YOUR TAX RETURN.

PLEASE  Under penalties of perjury, I declare that I have examined this form,
SIGN    including accompanying schedules and statements, and to the best of my
HERE knowledge and belief, it is true, correct and complete. Declaration of preparer (other than taxpayer) is based on all information of which preparer has any knowledge.

        Your signature                                   Date

PAID         Preparer's           Date    Check if self-    Preparer's
PREPARER'S   signature                    employed / /      social security no.
USE ONLY

Firm's name (or yours,         E.f. No.
if self employed) and          ZIP code
address.


                       [LOGO] PRINTED ON RECYCLED PAPER

APPENDIX D.  FILLED-IN FORM 8606


Form 8606                                     NONDEDUCTIBLE IRAS                               OMB No. 1545-1007
                                   (CONTRIBUTIONS, DISTRIBUTIONS AND BASIS)                           1994

Department of the Treasury     - Please see What Records Must I Keep? on page 2.               Attachment
Internal Revenue Service       - Attach to Form 1040, Form 1040A, or Form 1040NR.             Sequence No. 47

Name. If married, file a separate Form 8606 for each spouse. See instructions.            Your social security number
     /s/  Bill King                                                                                 002 00 0000
______________________________________________________________________________            ___________________

FILL IN YOUR ADDRESS ONLY   Home address (number and street, or P.O. box if mail is not delivered to your home)       Apt. no.
IF YOU ARE FILING THIS      __________________________________________________________________________________        ________
FORM BY ITSELF AND NOT      City, town or post office, state, and ZIP code
WITH YOUR TAX RETURN        __________________________________________________________________________________________________

                     CONTRIBUTIONS, NONTAXABLE DISTRIBUTIONS, AND BASIS

 1   Enter your IRA contributions for 1994 that you choose to be nondeductible. Include
     those made during 1/1/95-4/17/95 that were for 1994. See instructions. . . . . . . . .     1       0.00

 2   Enter your total IRA basis for 1993 and earlier years. See instructions. . . . . . . .     2   2,000.00

 3   Add lines 1 and 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3   2,000.00

     DID YOU RECEIVE                      NO               ENTER THE AMOUNT FROM LINE 3 ON
     ANY IRA                                               LINE 12. THEN, STOP AND READ WHEN
     DISTRIBUTIONS                                         AND WHERE TO FILE ON PAGE 2.
     (WITHDRAWALS)
     IN 1994?                             YES              GO TO LINE 4.

 4   Enter only those contributions included on line 1 that were made during 1/1/95-4/17/95.
     This amount will be the same as line 1 if all of your nondeductible contributions for
     1994 were made in 1995 by 4/17/95. See instructions. . . . . . . . . . . . . . . . . .     4       0.00

 5   Subtract line 4 from line 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5   2,000.00

 6   Enter the total value of ALL your IRAs as of 12/31/94 plus any
     outstanding rollovers. See instructions. . . . . . . . . . . . . .   6    1,800.00

 7   Enter the total IRA distributions received during 1994. Do not
     include amounts rolled over before 1/1/95. See instructions. . . .   7      600.00

 8   Add lines 6 and 7. . . . . . . . .   8    2,400.00

 9   Divide line 5 by line 8 and enter the result as a decimal (to at
     least two places). Do not enter more than "1.00" . . . . . . . . .   9      0.8333

10   Multiply line 7 by line 9. This is the amount of your NONTAXABLE DISTRIBUTIONS FOR
     1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10     500.00

11   Subtract line 10 from line 5. This is the BASIS IN YOUR IRA(S) as of 12/31/94. . . .      11   1,500.00

12   Add lines 4 and 11. This is your TOTAL IRA BASIS FOR 1994 AND EARLIER YEARS. . . . .      12   1,500.00


                                TAXABLE DISTRIBUTIONS FOR 1994

13   Subtract line 10 from line 7. Enter the result here and on Form 1040, line 15b;
     Form 1040A, line 10b; or Form 1040NR, line 16b, whichever applies . . . . . . . . .       13     100.00


SIGN HERE ONLY IF YOU     Under penalties of perjury, I declare that I have examined this form, including
ARE FILING THIS FORM      accompanying attachments, and to the best of my knowledge and belief, it is true,
BY ITSELF AND NOT WITH    correct, and complete.
YOUR TAX RETURN           --   _________________________________________      --  _________________________
                               Your signature                                     Date

IN THIS ILLUSTRATION, WE HAVE USED THE 1994 FORM BECAUSE THE 1995 FORM WILL NOT BE AVAILABLE UNTIL 1995.


Form 8606                                     NONDEDUCTIBLE IRAS                               OMB No. 1545-1007
                                   (CONTRIBUTIONS, DISTRIBUTIONS AND BASIS)                           1994

Department of the Treasury     - Please see What Records Must I Keep? on page 2.               Attachment
Internal Revenue Service       - Attach to Form 1040, Form 1040A, or Form 1040NR.             Sequence No. 47

Name. If married, file a separate Form 8606 for each spouse. See instructions.            Your social security number
     /s/  Bill King                                                                               002 00 0000
______________________________________________________________________________            ________________
FILL IN YOUR ADDRESS ONLY   Home address (number and street, or P.O. box if mail is not delivered to your home)       Apt. no.
IF YOU ARE FILING THIS      ___________________________________________________________________________________       ________
FORM BY ITSELF AND NOT      City, town or post office, state and ZIP code
WITH YOUR TAX RETURN        __________________________________________________________________________________________________

                     CONTRIBUTIONS, NONTAXABLE DISTRIBUTIONS, AND BASIS

 1   Enter your IRA contributions for 1994 that you choose to be nondeductible. Include
     those made during 1/1/95-4/17/95 that were for 1994. See instructions. . . . . . . . .     1       0.00

 2   Enter your total IRA basis for 1993 and earlier years. See instructions. . . . . . . .     2   1,500.00

 3   Add lines 1 and 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3   1,500.00

     DID YOU RECEIVE                      NO               ENTER THE AMOUNT FROM LINE 3 ON
     ANY IRA                                               LINE 12. THEN, STOP AND READ WHEN
     DISTRIBUTIONS                                         AND WHERE TO FILE ON PAGE 2.
     (WITHDRAWALS)
     IN 1994?                             YES              GO TO LINE 4.

 4   Enter only those contributions included on line 1 that were made during 1/1/95-4/17/95.
     This amount will be the same as line 1 if all of your nondeductible contributions for
     1994 were made in 1995 by 4/17/95. See instructions. . . . . . . . . . . . . . . . . .     4       0.00

 5   Subtract line 4 from line 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5   1,500.00

 6   Enter the total value of ALL your IRAs as of 12/31/94 plus any
     outstanding rollovers. See instructions. . . . . . . . . . . . . .   6        0.00

 7   Enter the total IRA distributions received during 1994. Do not
     include amounts rolled over before 1/1/95. See instructions. . . .   7     1,300.00

 8   Add lines 6 and 7. . . . . . . . . . . . . . . . . .  8     1,300.00

 9   Divide line 5 by line 8 and enter the result as a decimal (to at
     least two places). Do not enter more than "1.00" . . . . . . . . .   9         1.00

10   Multiply line 7 by line 9. This is the amount of your NONTAXABLE DISTRIBUTIONS FOR
     1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10   1,300.00

11   Subtract line 10 from line 5. This is the BASIS IN YOUR IRA(S) as of 12/31/94. . . .      11     200.00

12   Add lines 4 and 11. This is your TOTAL IRA BASIS FOR 1994 AND EARLIER YEARS. . . . .      12     200.00


                                TAXABLE DISTRIBUTIONS FOR 1994

13   Subtract line 10 from line 7. Enter the result here and on Form 1040, line 15b;
     Form 1040A, line 10b; or Form 1040NR, line 16b, whichever applies . . . . . . . . .      13        0.00


SIGN HERE ONLY IF YOU     Under penalties of perjury, I declare that I have examined this form, including
ARE FILING THIS FORM      accompanying attachments, and to the best of my knowledge and belief, it is true,
BY ITSELF AND NOT WITH    correct, and complete.
YOUR TAX RETURN           --   _________________________________________      --  _________________________
                               Your signature                                     Date

APPENDIX E.  TABLE FOR DETERMINING APPLICABLE DIVISOR FOR MDIB*
             (MINIMUM DISTRIBUTION INCIDENTAL BENEFiT)

-------------------------------------------------------------------------------

                      APPLICABLE                                 APPLICABLE
    AGE                DIVISOR                 AGE                 DIVISOR
-------------------------------------------------------------------------------
    70                   26.2                   93                   8.8
    71                   25.3                   94                   8.3
    72                   24.4                   95                   7.8
    73                   23.5                   96                   7.3
    74                   22.7                   97                   6.9
    75                   21.8                   98                   6.5
    76                   20.9                   99                   6.1
    77                   20.1                  100                   5.7
    78                   19.2                  101                   5.3
    79                   18.4                  102                   5.0
    80                   17.6                  103                   4.7
    81                   16.8                  104                   4.4
    82                   16.0                  105                   4.1
    83                   15.3                  106                   3.8
    84                   14.5                  107                   3.6
    85                   13.8                  108                   3.3
    86                   13.1                  109                   3.1
    87                   12.4                  110                   2.8
    88                   11.8                  111                   2.6
    89                   11.1                  112                   2.4
    90                   10.5                  113                   2.2
    91                    9.9                  114                   2.0
    92                    9.4              115 and older             1.8
-------------------------------------------------------------------------------
* Use this table if your beneficiary is someone other than your spouse. For additional instructions, see MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT in Chapter 6.

APPENDIX E.  LIFE EXPECTANCY TABLES

-------------------------------------------------------------------------------
                                     TABLE I
                           (SINGLE LIFE EXPECTANCY)*

-------------------------------------------------------------------------------
       AGE            DIVISOR                     AGE            DIVISOR
-------------------------------------------------------------------------------
        35              47.3                       73              13.9
        36              46.4                       74              13.2
        37              45.4                       75              12.5
        38              44.4                       76              11.9
        39              43.5                       77              11.2
        40              42.5                       78              10.6
        41              41.5                       79              10.0
        42              40.6                       80               9.5
        43              39.6                       81               8.9
        44              38.7                       82               8.4
        45              37.7                       83               7.9
        46              36.8                       84               7.4
        47              35.9                       85               6.9
        48              34.9                       86               6.5
        49              34.0                       87               6.1
        50              33.1                       88               5.7
        51              32.2                       89               5.3
        52              31.3                       90               5.0
        53              30.4                       91               4.7
        54              29.5                       92               4.4
        55              28.6                       93               4.1
        56              27.7                       94               3.9
        57              26.8                       95               3.7
        58              25.9                       96               3.4
        59              25.0                       97               3.2
        60              24.2                       98               3.0
        61              23.3                       99               2.8
        62              22.5                      100               2.7
        63              21.6                      101               2.5
        64              20.8                      102               2.3
        65              20.0                      103               2.1
        66              19.2                      104               1.9
        67              18.4                      105               1.8
        68              17.6                      106               1.6
        69              16.8                      107               1.4
        70              16.0                      108               1.3
        71              15.3                      109               1.1
        72              14.6                      110               1.0
-------------------------------------------------------------------------------
* Table I does not provide for IRA owners younger than 35 years of age. For additional life expectancy tables, see Publication 939.

                                     TABLE II
                        (JOINT LIFE AND LAST SURVIVOR EXPECTANCY)*


------------------------------------------------------------------------------
AGES     35      36     37     38      39     40     41     42     43     44
------------------------------------------------------------------------------
 35     54.0    53.5   53.0   52.6    52.2   51.8   51.4   51.1   50.8   50.5
 36     53.5    53.0   52.5   52.0    51.6   51.2   50.8   50.4   50.1   49.8
 37     53.0    52.5   52.0   51.5    51.0   50.6   50.2   49.8   49.5   49.1
 38     52.6    52.0   51.5   51.0    50.5   50.0   49.6   49.2   48.8   48.5
 39     52.2    51.6   51.0   50.5    50.0   49.5   49.1   48.6   48.2   47.8
 40     51.8    51.2   50.6   50.0    49.5   49.0   48.5   48.1   47.6   47.2
 41     51.4    50.8   50.2   49.6    49.1   48.5   48.0   47.5   47.1   46.7
 42     51.1    50.4   49.8   49.2    48.6   48.1   47.5   47.0   46.6   46.1
 43     50.8    50.1   49.5   48.8    48.2   47.6   47.1   46.6   46.0   45.6
 44     50.5    49.6   49.1   48.5    47.8   47.2   46.7   46.1   45.6   45.1
 45     50.2    49.5   48.8   48.1    47.5   46.9   46.3   45.7   45.1   44.6
 46     50.0    49.2   48.5   47.8    47.2   46.5   45.9   45.3   44.7   44.1
 47     49.7    49.0   48.3   47.5    46.8   46.2   45.5   44.9   44.3   43.7
 48     49.5    48.8   48.0   47.3    46.6   45.9   45.2   44.5   43.9   43.3
 49     49.3    48.5   47.8   47.0    46.3   45.6   44.9   44.2   43.6   42.9
 50     49.2    48.4   47.6   46.8    46.0   45.3   44.6   43.9   43.2   42.6
 51     49.0    48.2   47.4   46.6    45.8   45.1   44.3   43.6   42.9   42.2
 52     48.8    48.0   47.2   46.4    45.6   44.8   44.1   43.3   42.6   41.9
 53     48.7    47.9   47.0   46.2    45.4   44.6   43.9   43.1   42.4   41.7
 54     48.6    47.7   46.9   46.0    45.2   44.4   43.6   42.9   42.1   41.4
 55     48.5    47.6   46.7   45.9    45.1   44.2   43.4   42.7   41.9   41.2
 56     48.3    47.5   46.6   45.8    44.9   44.1   43.3   42.5   41.7   40.9
 57     48.3    47.4   46.5   45.6    44.8   43.9   43.1   42.3   41.5   40.7
 58     48.2    47.3   46.4   45.5    44.7   43.8   43.0   42.1   41.3   40.5
 59     48.1    47.2   46.3   45.4    44.5   43.7   42.8   42.0   41.2   40.4
 60     48.0    47.1   46.2   45.3    44.4   43.6   42.7   41.9   41.0   40.2
 61     47.9    47.0   46.1   45.2    44.3   43.5   42.6   41.7   40.9   40.0
 62     47.9    47.0   46.0   45.1    44.2   43.4   42.5   41.6   40.8   39.9
 63     47.8    46.9   46.0   45.1    44.2   43.3   42.4   41.5   40.6   39.8
 64     47.8    46.8   45.9   45.0    44.1   43.2   42.3   41.4   40.5   39.7
 65     47.7    46.8   45.9   44.9    44.0   43.1   42.2   41.3   40.4   39.6
 66     47.7    46.7   45.8   44.9    44.0   43.1   42.2   41.3   40.4   39.5
 67     47.6    46.7   45.8   44.8    43.9   43.0   42.1   41.2   40.3   39.4
 68     47.6    46.7   45.7   44.8    43.9   42.9   42.0   41.1   40.2   39.3
 69     47.6    46.6   45.7   44.8    43.8   42.9   42.0   41.1   40.2   39.3
 70     47.5    46.6   45.7   44.7    43.8   42.9   41.9   41.0   40.1   39.2
 71     47.5    46.6   45.6   44.7    43.8   42.8   41.9   41.0   40.1   39.1
 72     47.5    46.6   45.6   44.7    43.7   42.8   41.9   40.9   40.0   39.1
 73     47.5    46.5   45.6   44.6    43.7   42.8   41.8   40.9   40.0   39.0
 74     47.5    46.5   45.6   44.6    43.7   42.7   41.8   40.9   39.9   39.0
 75     47.4    46.5   45.5   44.6    43.6   42.7   41.8   40.8   39.9   39.0
 76     47.4    46.5   45.5   44.6    43.6   42.7   41.7   40.8   39.9   38.9
 77     47.4    46.5   45.5   44.6    43.6   42.7   41.7   40.8   39.8   38.9
 78     47.4    46.4   45.5   44.5    43.6   42.6   41.7   40.7   39.8   38.9
 79     47.4    46.4   45.5   44.5    43.6   42.6   41.7   40.7   39.8   38.9
 80     47.4    46.4   45.5   44.5    43.6   42.6   41.7   40.7   39.8   38.8
 81     47.4    46.4   45.5   44.5    43.5   42.6   41.6   40.7   39.8   38.8
 82     47.4    46.4   45.4   44.5    43.5   42.6   41.6   40.7   39.7   38.8
 83     47.4    46.4   45.4   44.5    43.5   42.6   41.6   40.7   39.7   38.8
 84     47.4    46.4   45.4   44.5    43.5   42.6   41.6   40.7   39.7   38.8
 85     47.4    46.4   45.4   44.5    43.5   42.6   41.6   40.7   39.7   38.8
 86     47.3    46.4   45.4   44.5    43.5   42.5   41.6   40.6   39.7   38.8
 87     47.3    46.4   45.4   44.5    43.5   42.5   41.6   40.6   39.7   38.7
 88     47.3    46.4   45.4   44.5    43.5   42.5   41.6   40.6   39.7   38.7
 89     47.3    46.4   45.4   44.4    43.5   42.5   41.6   40.6   39.7   38.7
 90     47.3    46.4   45.4   44.4    43.5   42.5   41.6   40.6   39.7   38.7
 91     47.3    46.4   45.4   44.4    43.5   42.5   41.6   40.6   39.7   38.7
 92     47.3    46.4   45.4   44.4    43.5   42.5   41.6   40.6   39.7   38.7

* Table II does not provide for IRA owners or survivors younger than 35 years of age. For additional life expectancy tables, see IRS Publication 939.

                      (JOINT LIFE AND LAST SURVIVOR EXPECTANCY)

-------------------------------------------------------------------------------
AGES     45     46     47     48     49     50     51     52     53     54
-------------------------------------------------------------------------------
 45     44.1   43.6   43.2   42.7   42.3   42.0   41.6   41.3   41.0   40.7
 46     43.6   43.1   42.6   42.2   41.8   41.4   41.0   40.6   40.3   40.0
 47     43.2   42.6   42.1   41.7   41.2   40.8   40.4   40.0   39.7   39.3
 48     42.7   42.2   41.7   41.2   40.7   40.2   39.8   39.4   39.0   38.7
 49     42.3   41.8   41.2   40.7   40.2   39.7   39.3   38.8   38.4   38.1
 50     42.0   41.4   40.8   40.2   39.7   39.2   38.7   38.3   37.9   37.5
 51     41.6   41.0   40.4   39.8   39.3   38.7   38.2   37.8   37.3   36.9
 52     41.3   40.6   40.0   39.4   38.8   38.3   37.8   37.3   36.8   36.4
 53     41.0   40.3   39.7   39.0   38.4   37.9   37.3   36.8   36.3   35.8
 54     40.7   40.0   39.3   38.7   38.1   37.5   36.9   36.4   35.8   35.3
 55     40.4   39.7   39.0   38.4   37.7   37.1   36.5   35.9   35.4   34.9
 56     40.2   39.5   38.7   38.1   37.4   36.8   36.1   35.6   35.0   34.4
 57     40.0   39.2   38.5   37.8   37.1   36.4   35.8   35.2   34.6   34.0
 58     39.7   39.0   38.2   37.5   36.8   36.1   35.5   34.8   34.2   33.6
 59     39.6   38.8   38.0   37.3   36.6   35.9   35.2   34.5   33.9   33.3
 60     39.4   38.6   37.8   37.1   36.3   35.6   34.9   34.2   33.6   32.9
 61     39.2   38.4   37.6   36.9   36.1   35.4   34.6   33.9   33.3   32.6
 62     39.1   38.3   37.5   36.7   35.9   35.1   34.4   33.7   33.0   32.3
 63     38.9   38.1   37.3   36.5   35.7   34.9   34.2   33.5   32.7   32.0
 64     38.8   38.0   37.2   36.3   35.5   34.8   34.0   33.2   32.5   31.8
 65     38.7   37.9   37.0   36.2   35.4   34.6   33.8   33.0   32.3   31.6
 66     38.6   37.8   36.9   36.1   35.2   34.4   33.6   32.9   32.1   31.4
 67     38.5   37.7   36.8   36.0   35.1   34.3   33.5   32.7   31.8   31.2
 68     38.4   37.6   36.7   35.8   35.0   34.2   33.4   32.5   31.8   31.0
 69     38.4   37.5   36.6   35.7   34.9   34.1   33.2   32.4   31.6   30.8
 70     38.3   37.4   36.5   35.7   34.8   34.0   33.1   32.3   31.5   30.7
 71     38.2   37.3   36.5   35.6   34.7   33.9   33.0   32.2   31.4   30.5
 72     38.2   37.3   36.4   35.5   34.6   33.8   32.9   32.1   31.2   30.4
 73     38.1   37.2   36.3   35.4   34.6   33.7   32.8   32.0   31.1   30.2
 74     38.1   37.2   36.3   35.4   34.5   33.6   32.8   31.9   31.1   30.2
 75     38.1   37.1   36.2   35.3   34.5   33.6   32.7   31.8   31.0   30.1
 76     38.0   37.1   36.2   35.3   34.4   33.5   32.6   31.8   30.9   30.1
 77     38.0   37.1   36.2   35.3   34.4   33.5   32.6   31.7   30.8   30.0
 78     38.0   37.0   36.1   35.2   34.3   33.4   32.5   31.7   30.8   29.9
 79     37.9   37.0   36.1   35.2   34.3   33.4   32.5   31.6   30.7   29.9
 80     37.9   37.0   36.1   35.2   34.2   33.4   32.5   31.6   30.7   29.8
 81     37.9   37.0   36.0   35.1   34.2   33.3   32.4   31.5   30.7   29.8
 82     37.9   36.9   36.0   35.1   34.2   33.3   32.4   31.5   30.6   29.7
 83     37.9   36.9   36.0   35.1   34.2   33.3   32.4   31.5   30.6   29.7
 84     37.8   36.9   36.0   35.1   34.2   33.2   32.3   31.4   30.6   29.7
 85     37.8   36.9   36.0   35.1   34.1   33.2   32.3   31.4   30.5   29.6
 86     37.8   36.9   36.0   35.0   34.1   33.2   32.3   31.4   30.5   29.6
 87     37.8   36.9   35.9   35.0   34.1   33.2   32.3   31.4   30.5   29.6
 88     37.8   36.9   35.9   35.0   34.1   33.2   32.3   31.4   30.5   29.6
 89     37.8   36.9   35.9   35.0   34.1   33.2   32.3   31.4   30.5   29.6
 90     37.8   36.9   35.9   35.0   34.1   33.2   32.3   31.3   30.5   29.6
 91     37.8   36.8   35.9   35.0   34.1   33.2   32.2   31.3   30.4   29.5
 92     37.8   36.8   35.9   35.0   34.1   33.2   32.2   31.3   30.4   29.5

                  (JOINT LIFE AND LAST SURVIVOR EXPECTANCY)


---------------------------------------------------------------------------------------------------------------------------
AGES  55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73    74
---------------------------------------------------------------------------------------------------------------------------
 55  34.4  33.9  33.5  33.1  32.7  32.3  32.0  31.7  31.4  31.1
 56  33.9  33.4  33.0  32.5  32.1  31.7  31.4  31.0  30.7  30.4
 57  33.5  33.0  32.5  32.0  31.6  31.2  30.8  30.4  30.1  29.6
 58  33.1  32.5  32.0  31.5  31.1  30.6  30.2  29.8  29.5  29.2
 59  32.7  32.1  31.6  31.1  30.6  30.1  29.7  29.3  28.9  28.6
 60  32.3  31.7  31.2  30.6  30.1  29.7  29.2  28.6  28.4  28.0
 61  32.0  31.4  30.8  30.2  29.7  29.2  28.7  28.2  27.8  27.4
 62  31.7  31.0  30.4  29.9  29.3  28.6  28.3  27.8  27.3  26.9
 63  31.4  30.7  30.1  29.5  28.9  28.4  27.8  27.3  26.9  26.4
 64  31.1  30.4  29.8  29.2  28.6  28.0  27.4  26.9  26.4  25.9
 65  30.9  30.2  29.5  28.9  28.2  27.6  27.1  26.5  26.0  25.5  25.0  24.6  24.2  23.8  23.4  23.1  22.8  22.5  22.2  22.0
 66  30.6  29.9  29.2  28.6  27.9  27.3  26.7  26.1  25.6  25.1  24.6  24.1  23.7  23.3  22.9  22.5  22.2  21.9  21.6  21.4
 67  30.4  29.7  29.0  28.3  27.6  27.0  26.4  25.8  25.2  24.7  24.2  23.7  23.2  22.8  22.4  22.0  21.7  21.3  21.0  20.8
 68  30.2  29.5  28.8  28.1  27.4  26.7  26.1  25.5  24.9  24.3  23.8  23.3  22.8  22.3  21.9  21.5  21.2  20.8  20.5  20.2
 69  30.1  29.3  28.6  27.8  27.1  26.5  25.8  25.2  24.6  24.0  23.4  22.9  22.4  21.9  21.5  21.1  20.7  20.3  20.0  19.6
 70  29.9  29.1  28.4  27.6  26.9  26.2  25.6  24.9  24.3  23.7  23.1  22.5  22.0  21.5  21.1  20.8  20.2  19.8  19.4  19.1
 71  29.7  29.0  28.2  27.5  26.7  26.0  25.3  24.7  24.0  23.4  22.8  22.2  21.7  21.2  20.7  20.2  19.8  19.4  19.0  18.6
 72  29.6  28.8  28.1  27.3  26.5  25.8  25.1  24.4  23.8  23.1  22.5  21.9  21.3  20.8  20.3  19.8  19.4  18.9  18.5  18.2
 73  29.5  28.7  27.9  27.1  26.4  25.6  24.9  24.2  23.5  22.9  22.2  21.8  21.0  20.5  20.0  19.4  19.0  18.5  18.1  17.7
 74  29.4  28.6  27.8  27.0  26.2  25.5  24.7  24.0  23.3  22.7  22.0  21.4  20.8  20.2  19.6  19.1  18.6  18.2  17.7  17.3
 75  29.3  28.5  27.7  26.9  26.1  25.3  24.6  23.8  23.1  22.4  21.8  21.1  20.5  19.9  19.3  18.8  18.3  17.9  17.3  16.9
 76  29.2  28.4  27.6  26.8  26.0  25.2  24.4  23.7  23.0  22.3  21.6  20.9  20.3  19.7  19.1  18.5  18.0  17.5  17.0  16.5
 77  29.1  28.3  27.5  26.7  25.9  25.1  24.3  23.6  22.8  22.1  21.4  20.7  20.1  19.4  18.8  18.3  17.7  17.2  16.7  16.2
 78  29.1  28.2  27.4  26.6  25.8  25.0  24.2  23.4  22.7  21.9  21.2  20.5  19.9  19.2  18.8  18.0  17.5  16.9  16.4  15.9
 79  29.0  28.2  27.3  26.5  25.7  24.8  24.1  23.3  22.6  21.8  21.1  20.4  19.7  19.0  18.4  17.8  17.2  16.7  16.1  15.6
 80  29.0  28.1  27.3  26.4  25.6  24.8  24.0  23.2  22.4  21.7  21.0  20.2  19.5  18.9  18.2  17.6  17.0  16.4  15.9  15.4
 81  28.9  28.1  27.2  26.4  25.5  24.7  23.9  23.1  22.3  21.6  20.8  20.1  19.4  18.7  18.1  17.4  16.8  16.2  15.7  15.1
 82  28.9  28.0  27.2  26.3  25.5  24.6  23.8  23.0  22.3  21.5  20.7  20.0  19.3  18.6  17.9  17.3  16.6  16.0  15.5  14.9
 83  28.8  28.0  27.1  26.3  25.4  24.6  23.8  23.0  22.2  21.4  20.6  19.9  19.2  18.5  17.8  17.1  16.5  15.9  15.3  14.7
 84  28.8  27.9  27.1  26.2  25.4  24.5  23.7  22.9  22.1  21.3  20.5  19.8  19.1  18.4  17.7  17.0  16.3  15.7  15.1  14.5
 85  28.8  27.9  27.0  26.2  25.3  24.5  23.7  22.8  22.0  21.3  20.5  19.7  19.0  18.3  17.6  16.9  16.2  15.6  15.0  14.4
 86  28.7  27.9  27.0  26.1  25.3  24.5  23.6  22.8  22.0  21.2  20.4  19.6  18.9  18.2  17.5  16.8  16.1  15.5  14.8  14.2
 87  28.7  27.8  27.0  26.1  25.3  24.4  23.6  22.8  21.9  21.1  20.4  19.6  18.8  18.1  17.4  16.7  16.0  15.4  14.7  14.1
 88  28.7  27.8  27.0  26.1  25.2  24.4  23.5  22.7  21.9  21.1  20.3  19.5  18.8  18.0  17.2  16.6  15.9  15.3  14.6  14.0
 89  28.7  27.8  26.9  26.1  25.2  24.4  23.5  22.7  21.9  21.1  20.3  19.5  18.7  18.0  17.2  16.5  15.8  15.2  14.5  13.9
 90  28.7  27.8  26.9  26.1  25.2  24.3  23.5  22.7  21.8  21.0  20.2  19.4  18.7  17.9  17.2  16.5  15.8  15.1  14.5  13.8
 91  28.7  27.8  26.9  26.0  25.2  24.3  23.5  22.6  21.8  21.0  20.2  19.4  18.6  17.9  17.1  16.4  15.7  15.0  14.4  13.7
 92  28.6  27.8  26.9  26.0  25.2  24.3  23.5  22.6  21.8  21.0  20.2  19.4  18.6  17.8  17.1  16.4  15.7  15.0  14.3  13.7
 93  28.6  27.8  26.9  26.0  25.1  24.3  23.4  22.6  21.8  20.9  20.1  19.3  18.6  17.8  17.1  16.3  15.6  14.9  14.3  13.6
 94  28.6  27.7  26.9  26.0  25.1  24.3  23.4  22.6  21.7  20.9  20.1  19.3  18.5  17.8  17.0  16.3  15.6  14.9  14.2  13.6
 95  28.6  27.7  26.9  26.0  25.1  24.3  23.4  22.6  21.7  20.9  20.1  19.3  18.5  17.8  17.0  16.3  15.6  14.9  14.2  13.5
 96  28.6  27.7  26.9  26.0  25.1  24.2  23.4  22.6  21.7  20.9  20.1  19.3  18.5  17.7  17.0  16.2  15.5  14.8  14.2  13.5
 97  28.6  27.7  26.8  26.0  25.1  24.2  23.4  22.5  21.7  20.9  20.1  19.3  18.5  17.7  17.0  16.2  15.5  14.8  14.1  13.5
 98  28.6  27.7  26.8  26.0  25.1  24.2  23.4  22.5  21.7  20.9  20.1  19.3  18.5  17.7  16.9  16.2  15.5  14.8  14.1  13.4
 99  28.6  27.7  26.8  26.0  25.1  24.2  23.4  22.5  21.7  20.9  20.0  19.2  18.5  17.7  16.9  16.2  15.5  14.7  14.1  13.4
100  28.6  27.7  26.8  26.0  25.1  24.2  23.4  22.5  21.7  20.8  20.0  19.2  18.4  17.7  16.9  16.2  15.4  14.7  14.0  13.4
101  28.6  27.7  26.8  25.9  25.1  24.2  23.4  22.5  21.7  20.8  20.0  19.2  18.4  17.7  16.9  16.1  15.4  14.7  14.0  13.3
102  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.7  20.8  20.0  19.2  18.4  17.6  16.9  16.1  15.4  14.7  14.0  13.3
103  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.7  20.8  20.0  19.2  18.4  17.6  16.9  16.1  15.4  14.7  14.0  13.3
104  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.9  16.1  15.4  14.7  14.0  13.3
105  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.1  15.4  14.6  13.9  13.3
106  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.1  15.3  14.6  13.9  13.3
107  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.1  15.3  14.6  13.9  13.2
108  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.1  15.3  14.6  13.9  13.2
109  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.1  15.3  14.6  13.9  13.2
110  28.6  27.7  26.8  25.9  25.1  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.1  15.3  14.6  13.9  13.2
111  28.6  27.7  26.8  25.9  25.0  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.0  15.3  14.6  13.9  13.2
112  28.6  27.7  26.8  25.9  25.0  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.0  15.3  14.6  13.9  13.2
113  28.6  27.7  26.8  25.9  25.0  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.0  15.3  14.6  13.9  13.2
114  28.6  27.7  26.8  25.9  25.0  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.0  15.3  14.6  13.9  13.2
115  28.6  27.7  26.8  25.9  25.0  24.2  23.3  22.5  21.6  20.8  20.0  19.2  18.4  17.6  16.8  16.0  15.3  14.6  13.9  13.2


                  (JOINT LIFE AND LAST SURVIVOR EXPECTANCY)


---------------------------------------------------------------------------------------------------------------------------
AGES  75    76    77    78    79    80    81    82    83    84    85    86    87    88    89    90    91    92    93    94
---------------------------------------------------------------------------------------------------------------------------




















 75  16.5  16.1  15.8  15.4  15.1  14.9  14.6  14.4  14.2  14.0
 76  16.1  15.7  15.4  15.0  14.7  14.4  14.1  13.9  13.7  13.5
 77  15.8  15.4  15.0  14.6  14.3  14.0  13.7  13.4  13.2  13.0
 78  15.4  15.0  14.6  14.2  13.9  13.5  13.2  13.0  12.7  12.5
 79  15.1  14.7  14.3  13.9  13.5  13.2  12.8  12.5  12.3  12.0
 80  14.9  14.4  14.0  13.5  13.2  12.8  12.5  12.2  11.9  11.6
 81  14.6  14.1  13.7  13.2  12.8  12.5  12.1  11.8  11.5  11.2
 82  14.4  13.9  13.4  13.0  12.5  12.2  11.8  11.5  11.1  10.9
 83  14.2  13.7  13.2  12.7  12.3  11.9  11.5  11.1  10.8  10.5
 84  14.0  13.5  13.0  12.5  12.0  11.6  11.2  10.9  10.5  10.2
 85  13.8  13.3  12.8  12.3  11.8  11.4  11.0  10.6  10.2   9.9   9.6   9.3   9.1   8.9   8.7   8.5   8.3   8.2   8.0   7.9
 86  13.7  13.1  12.6  12.1  11.6  11.2  10.8  10.4  10.0   9.7   9.3   9.1   8.8   8.6   8.3   8.2   8.0   7.8   7.7   7.6
 87  13.5  13.0  12.4  11.9  11.4  11.0  10.6  10.1   9.8   9.4   9.1   8.8   8.5   8.3   8.1   7.9   7.7   7.5   7.4   7.2
 88  13.4  12.8  12.3  11.8  11.3  10.8  10.4  10.0   9.6   9.2   8.9   8.6   8.3   8.0   7.8   7.6   7.4   7.2   7.1   6.9
 89  13.3  12.7  12.2  11.6  11.1  10.7  10.2   9.8   9.4   9.0   8.7   8.3   8.1   7.8   7.5   7.3   7.1   6.9   6.8   6.6
 90  13.2  12.6  12.1  11.5  11.0  10.5  10.1   9.6   9.2   8.8   8.5   8.2   7.9   7.6   7.3   7.1   6.9   6.7   6.5   6.4
 91  13.1  12.5  12.0  11.4  10.9  10.4   9.9   9.5   9.1   8.7   8.3   8.0   7.7   7.4   7.1   6.9   6.7   6.5   6.3   6.2
 92  13.1  12.5  11.9  11.3  10.8  10.3   9.8   9.4   8.9   8.5   8.2   7.8   7.5   7.2   6.9   6.7   6.5   6.3   6.1   5.9
 93  13.0  12.4  11.8  11.3  10.7  10.2   9.7   9.3   8.8   8.4   8.0   7.7   7.4   7.1   6.8   6.5   6.2   6.1   5.9   5.8
 94  12.9  12.3  11.7  11.2  10.6  10.1   9.6   9.2   8.7   8.3   7.9   7.6   7.2   6.9   6.6   6.4   6.2   5.9   5.8   5.6
 95  12.9  12.3  11.7  11.1  10.6  10.1   9.6   9.1   8.6   8.2   7.8   7.5   7.1   6.8   6.5   6.3   6.0   5.8   5.6   5.4
 96  12.9  12.2  11.6  11.1  10.5  10.0   9.5   9.0   8.5   8.1   7.7   7.3   7.0   6.7   6.4   6.1   5.9   5.7   5.5   5.3
 97  12.8  12.2  11.6  11.0  10.5   9.9   9.4   8.9   8.5   8.0   7.6   7.3   6.9   6.6   6.3   6.0   5.8   5.5   5.3   5.1
 98  12.8  12.2  11.5  11.0  10.4   9.9   9.4   8.9   8.4   8.0   7.5   7.2   6.8   6.5   6.2   5.9   5.6   5.4   5.2   5.0
 99  12.7  12.1  11.5  10.9  10.4   9.8   9.3   8.8   8.3   7.9   7.5   7.1   6.7   6.4   6.1   5.8   5.5   5.3   5.1   4.9
100  12.7  12.1  11.5  10.9  10.3   9.8   9.2   8.7   8.3   7.8   7.4   7.0   6.6   6.3   6.0   5.7   5.4   5.2   5.0   4.8
101  12.7  12.1  11.4  10.8  10.3   9.7   9.2   8.7   8.2   7.8   7.3   6.9   6.6   6.2   5.9   5.6   5.3   5.1   4.9   4.7
102  12.7  12.0  11.4  10.8  10.2   9.7   9.2   8.7   8.2   7.7   7.3   6.9   6.5   6.2   5.8   5.5   5.3   5.0   4.8   4.6
103  12.6  12.0  11.4  10.8  10.2   9.7   9.1   8.6   8.1   7.7   7.2   6.8   6.4   6.1   5.8   5.5   5.2   4.9   4.7   4.5
104  12.6  12.0  11.4  10.8  10.2   9.6   9.1   8.6   8.1   7.6   7.2   6.8   6.4   6.0   5.7   5.4   5.1   4.8   4.6   4.4
105  12.6  12.0  11.3  10.7  10.2   9.6   9.1   8.5   8.0   7.6   7.1   6.7   6.3   6.0   5.6   5.3   5.0   4.8   4.5   4.3
106  12.6  11.9  11.3  10.7  10.1   9.6   9.0   8.5   8.0   7.5   7.1   6.7   6.3   5.9   5.6   5.3   5.0   4.7   4.5   4.2
107  12.6  11.9  11.3  10.7  10.1   9.6   9.0   8.5   8.0   7.5   7.1   6.6   6.2   5.9   5.5   5.2   4.9   4.6   4.4   4.2
108  12.6  11.9  11.3  10.7  10.1   9.5   9.0   8.5   8.0   7.5   7.0   6.6   6.2   5.8   5.5   5.2   4.9   4.6   4.3   4.1
109  12.6  11.9  11.3  10.7  10.1   9.5   9.0   8.4   7.9   7.5   7.0   6.6   6.2   5.8   5.5   5.1   4.8   4.5   4.3   4.1
110  12.5  11.9  11.3  10.7  10.1   9.5   9.0   8.4   7.9   7.4   7.0   6.6   6.2   5.8   5.4   5.1   4.8   4.5   4.3   4.0
111  12.5  11.9  11.3  10.7  10.1   9.5   8.9   8.4   7.9   7.4   7.0   6.5   6.1   5.7   5.4   5.1   4.8   4.5   4.2   4.0
112  12.5  11.9  11.3  10.6  10.1   9.5   8.9   8.4   7.9   7.4   7.0   6.5   6.1   5.7   5.4   5.0   4.7   4.4   4.2   3.9
113  12.5  11.9  11.2  10.6  10.0   9.5   8.9   8.4   7.9   7.4   6.9   6.5   6.1   5.7   5.4   5.0   4.7   4.4   4.2   3.9
114  12.5  11.9  11.2  10.6  10.0   9.5   8.9   8.4   7.9   7.4   6.9   6.5   6.1   5.7   5.3   5.0   4.7   4.4   4.1   3.9
115  12.5  11.9  11.2  10.6  10.0   9.5   8.9   8.4   7.9   7.4   6.9   6.5   6.1   5.7   5.3   5.0   4.7   4.4   4.1   3.9


INDEX

A
Adjusted gross income limitation............................ 10
 Deduction phaseout......................................... 11
 Filing status.............................................. 11
 Modified AGI............................................... 10
AGI limit................................................... 10

---------------------------------------------------------------
---------------------------------------------------------------
B
Basis....................................................... 27
Broker's commissions......................................... 8

---------------------------------------------------------------
---------------------------------------------------------------
C
Can you take an IRA deduction chart.......................... 8
Collectibles................................................ 33
 Exception.................................................. 33
Community property laws...................................... 8
Compensation................................................. 4
 Alimony and separate maintenance............................ 5
 Commissions................................................. 4
 Not Compensation............................................ 5
 Self-employment income...................................... 4
 Self-employment loss........................................ 4
 Wages, salaries, etc........................................ 4
Contribution limits.......................................... 7
 Spousal IRA................................................. 7
Contributions................................................ 6
 Annuity or endowment contracts.............................. 8
 Both spouses have compensation.............................. 7
 Designating the year........................................ 8
 Filing before making your contribution...................... 8
 Filing status............................................... 7
 Form of..................................................... 6
 Less than maximum........................................... 7
 Not required................................................ 7
 Tax-free withdrawal........................................ 15
 When to contribute.......................................... 6
Cost basis.................................................. 27

---------------------------------------------------------------
---------------------------------------------------------------
D
Death benefit exclusion..................................... 30
Deductible contributions..................................... 8
 Reporting.................................................. 12
Deduction limits............................................ 10
 Full deduction............................................. 10
 Reduced or no deduction.................................... 10
 Spousal IRA................................................ 12
Deduction phaseout.......................................... 11
Disclosures, required........................................ 6
Distributions............................................... 22
 Age 59 1/2 rule............................................ 22
 Annuity contracts.......................................... 30
 Beneficiaries.............................................. 29
 Beneficiary other than spouse.............................. 29
 Designated beneficiary..................................... 23
 Exceptions to age 59 1/2 rule.............................. 22
 Fully or partly taxable.................................... 27
 Inherited IRAs............................................. 29
 Losses on IRA investments.................................. 29
 Minimum.................................................... 24
 Reporting and withholding requirements..................... 30
 Required................................................... 23
 Required beginning date.................................... 23
 Retirement bonds........................................... 30
 Rollovers............................................... 17,18
 Tax treatment.............................................. 27
Divorce..................................................... 20


 Qualified domestic relations order......................... 20
 Rollovers.................................................. 20
 Transfer of interest....................................... 22
 Transfers incident to...................................... 22

---------------------------------------------------------------
---------------------------------------------------------------
E
Employer and employee association trust accounts............. 6
Employer plans............................................... 8
 Defined benefit plan........................................ 9
 Defined contribution plan................................... 9
 Federal judges............................................. 10
 Marital status............................................. 10
 Married filing a joint return.............................. 10
 Married filing separate return............................. 10
 Nonvested employees........................................ 10
 Receiving retirement benefits.............................. 10
 Reservists and volunteer fire fighters..................... 10
 Social Security and railroad retirement coverage........... 10
 Spouse died................................................ 10
 When are you covered?....................................... 9
 When are you not covered?.................................. 10
Example, comprehensive...................................... 15
Excess accumulations........................................ 35
Excess Contributions........................................ 33
Excess distributions........................................ 36

---------------------------------------------------------------
---------------------------------------------------------------
F
Filing status............................................... 11
 Married filing separate exception.......................... 11
Forms:
 1099-R..................................................... 30
 5329....................................................... 35
 5498....................................................... 13
 8606....................................................... 14
 W-2......................................................... 8

---------------------------------------------------------------
---------------------------------------------------------------
I
Individual retirement account................................ 5
Individual retirement annuity................................ 5
Individual retirement arrangement............................ 3
Inherited IRAs..............................................6,8
 Contributions............................................... 8
 Distributions.............................................. 24
 In general.................................................. 6
 Making it your own.......................................... 8
 MDIB requirement exception................................. 26
 Premature distribution penalty exception................... 23
 Rollovers.................................................. 18
 Taxation of Distributions.................................. 29
Insufficient Distributions.................................. 35
Investment in collectibles.................................. 32
IRA.......................................................... 3
 As a holding account....................................... 19
 Conduit..................................................19,21

---------------------------------------------------------------
---------------------------------------------------------------
K
Kinds of IRAs................................................ 5

---------------------------------------------------------------
---------------------------------------------------------------
M
Minimum distributions....................................... 24
 Incidental benefit requirement............................. 25
 Life expectancy............................................ 25
 Miscellaneous rules........................................ 26
More than one IRA............................................ 7

---------------------------------------------------------------
---------------------------------------------------------------
N
Nondeductible contributions................................. 13
 Basis...................................................... 13
 Otherwise deductible....................................... 14
 Penalty for overstatement.................................. 14
 Reporting.................................................. 14

Withdrawals............................................... 15
--------------------------------------------------------------
--------------------------------------------------------------
P

Penalties.................................................. 32
 Excess accumulations...................................... 35
 Excess contributions...................................... 33
 Excess distributions...................................... 36
 Premature distributions (early withdrawals)............... 34
 Prohibited transactions................................... 32
 Reporting.............................................. 35,36
Premature distributions (early withdrawals)................ 34
 Annuity exception......................................... 23
 Death exception........................................... 23
 Disability exception...................................... 23
Prohibited transactions.................................... 32
 Borrowing on an annuity contract.......................... 32
 Pledging an account as security........................... 32

--------------------------------------------------------------
--------------------------------------------------------------
Q

Qualified domestic relations order......................... 20

--------------------------------------------------------------
--------------------------------------------------------------
R

Reduced IRA deduction, how to figure....................... 11
Required distributions..................................... 23
 Beneficiaries............................................. 24
 IRA owners................................................ 23
Retirement bonds...........................................  6
Rollovers............................................... 17,18
 Conduit IRA............................................ 19,21
 Direct rollover option.................................... 19
 Distributions received by a surviving spouse.............. 20
 Distributions under divorce proceedings................... 20
 Eligible rollover distribution............................ 18
 Extension of rollover period.............................. 17
 From employer's plan into an IRA.......................... 18
 From one IRA into another................................. 18
 Frozen deposit............................................ 17
 Keogh plans............................................... 20
 Partial rollovers......................................... 18
 Reporting.............................................. 18,21
 Required distributions.................................... 18
 Tax-sheltered annuity..................................... 21
 Time limit................................................ 17
 Waiting period between rollovers.......................... 18
 Withholding requirements.................................. 18

--------------------------------------------------------------
--------------------------------------------------------------
S

SEP...................................................... 6,37
Simplified employee pension.............................. 6,37
 Contributions............................................. 37
 Contributions you make.................................... 39
 Definitions............................................... 37
 Elective deferrals........................................ 40
 Employer's contributions.................................. 39
 Excess employer contributions............................. 39
 Excludable employees...................................... 37
 Highly compensated employee............................... 37
 Leased employees.......................................... 37
 Limits.................................................... 37
 Limits on deferrals....................................... 40
 Overall limits on employer contributions.................. 40
 Qualifying employee....................................... 37
 Salary reduction arrangement.............................. 40
 Self-employed individual.................................. 37
Social Security Recipients................................. 10
Spousal IRA............................................... 4,7
 Eligibility requirements................................... 4
 Spouse has compensation.................................... 7
 Spouse under age 70 1/2.................................... 7
Surviving spouse........................................... 20
 Distributions received.................................... 20

--------------------------------------------------------------
--------------------------------------------------------------
T

Transfers.................................................. 17
 Rollovers................................................. 17
Transfers incident to divorce.............................. 22
Trustee's fees.............................................. 8

--------------------------------------------------------------
--------------------------------------------------------------
W

When are you covered?........................................ 9
Withdrawals................................................. 15
 Tax-free................................................... 15
Withholding................................................. 30
 Withholding from IRA distributions outside the United
 States..................................................... 31
Withholding allowances...................................... 13

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
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1040          Schedule F    1040EZ        2441 &        8822 &        Pub. 505     Pub. 554
                (1040)                    Instructions  Instructions
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Instructions  Schedule R    Instructions  3903 &        8829 &        Pub. 508     Pub. 575
for 1040 &    (1040)&       for 1040EZ    Instructions  Instructions
Schedules     Instructions
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Schedules     Schedule      1040-ES       4562 &        Pub. 1        Pub. 521     Pub. 590
A&B (1040)    SE (1040)     (1995) &      Instructions
                            Instructions
-------------------------------------------------------------------------------------------
Schedule C    1040A         1040X &       4868 &        Pub. 17       Pub. 523     Pub. 596
(1040)                      Instructions  Instructions
-------------------------------------------------------------------------------------------
Schedule      Instructions  2106 &        5329 &        Pub. 334      Pub. 525     Pub. 910
C-EZ (1040)   for 1040A &   Instructions  Instructions
              Schedules
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Schedule D    Schedule 1    2106-EZ &     8283 &        Pub. 463      Pub. 527     Pub. 917
(1040)        (1040A)       Instructions  Instructions
-------------------------------------------------------------------------------------------
Schedule E    Schedule 2    2119 &        8582 &        Pub. 501      Pub. 529     Pub. 929
(1040)        (1040A)       Instructions  Instructions
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Schedule      Schedule 3    2210 &        8606 &        Pub. 502      Pub. 550     Pub. 936
EIC (1040A    (1040A) &     Instructions  Instructions
or 1040)      Instructions
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
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